As filed with the Securities and Exchange Commission on June 23, 2009

Securities Act File No. 333-

Investment Company Act File No. 811-10331

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

(Exact name of registrant as specified in charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 882-0052

(Area Code and Telephone Number)

Donald C. Burke

President and Chief Executive Officer

BlackRock California Municipal Income Trust

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, NY 10036-6522	Howard B. Surloff, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, NY 10022

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common shares, $0.001 par value	$1,000,000.00	$55.80
Preferred shares, $0.001 par value	$1,000,000.00	$55.80

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of:

•	BlackRock California Municipal Income Trust II;

•	BlackRock California Investment Quality Municipal Trust Inc.

•	BlackRock California Insured Municipal Income Trust;

•	BlackRock California Municipal Bond Trust; and

•	BlackRock California Municipal Income Trust

(collectively, the “Funds”).

2.	Questions and Answers to Shareholders of the Funds.

3.	Notice of Joint Special Meeting of Shareholders of the Funds.

4.	Joint Proxy Statement/Prospectus for the Funds.

5.	Statement of Additional Information regarding the proposed Reorganizations of the Funds.

6.	Part C: Other Information.

7.	Exhibits.

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

            , 2009

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”) and BlackRock California Municipal Income Trust (“BFZ”), each a Delaware statutory trust, and BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), a Maryland corporation, to be held on Tuesday, September 22, 2009. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting BCL, RAA, BCK, BZA and BFZ.

The proposals you will be asked to consider at the Special Meeting, as described in the enclosed Joint Proxy Statement/Prospectus, are the proposed reorganizations (each, a “Reorganization”) of each of BCL, RAA, BCK and BZA into BFZ, a fund with an investment objective and investment policies that is either the same or substantially similar (but not identical) to those of BCL, RAA, BCK and BZA, and the issuance of additional common and preferred shares of BFZ (the “Issuance”).

The Board of Trustees or the Board of Directors, as applicable, of each fund believes the Reorganizations and the Issuance are in the best interests of each fund and its shareholders and unanimously recommends that you vote “FOR” the proposed Reorganizations and Issuance, as applicable.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your common and/or preferred shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by                 , our proxy solicitor, to vote your common and/or preferred shares over the phone.

As always, we appreciate your support.

Sincerely,

DONALD C. BURKE
President and Chief Executive Officer of
BlackRock California Municipal Income Trust II,
BlackRock California Investment Quality Municipal Trust Inc.,
BlackRock California Insured Municipal Income Trust,
BlackRock California Municipal Bond Trust and
BlackRock California Municipal Income Trust

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares and/or preferred shares to be voted, your shares will be voted “For” the Reorganizations and the Issuance, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your common shares and/or preferred shares at the Special Meeting.

            , 2009

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q: Why is a shareholder meeting being held?

A: Shareholders of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock California Insured Municipal Income Trust (“BCK”) and BlackRock California Municipal Bond Trust (“BZA”): You are being asked to vote on the reorganization (each, a “Reorganization”) of each of BCL, RAA, BCK and BZA (each such fund being referred to herein as a “Target Fund”) into BlackRock California Municipal Income Trust (“BFZ” or the “Acquiring Fund” and, together with the Target Funds, the “Funds”), a closed-end fund that pursues an investment objective and has investment policies that are either the same or substantially similar (but not identical) to those of each of the Target Funds and has the same investment adviser as the Target Funds.

Shareholders of BlackRock California Municipal Income Trust (BFZ): Common and preferred shareholders voting as a single class are being asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations and preferred shareholders voting as a separate class are being asked to vote on the issuance of additional preferred shares of the Acquiring Fund in connection with the Reorganizations.

Q: Why is each Reorganization being recommended?

A: The Board of Trustees or the Board of Directors, as applicable (the “Boards”), of each Fund anticipates that the Reorganizations will benefit the common shareholders of each of the Target Funds and the Acquiring Fund. Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards of the Funds and the Funds’ investment adviser believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds.

The Boards believe that the completion of all of the Reorganizations would result in a reduced Baseline Expense Ratio (defined below) for each Fund because certain fixed administrative costs would be spread across the combined fund’s larger asset base. The Boards believe that the completion of all of the Reorganizations would result in a Baseline Expense Ratio for the combined fund of 1.24% on a pro forma basis for the 12-month period ended January 31, 2009, representing a reduction in the Baseline Expense Ratio for each Fund ranging from 0.41% for RAA to 0.05% for BCL, each as a percentage of average net assets attributable to common shares. When we use the term “Baseline Expenses,” we mean a Fund’s total annual operating expenses excluding interest expense. When we use the term “Baseline Expense Ratio,” we mean a Fund’s Baseline Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Boards believe that a comparison among the Funds’ Baseline Expenses is the most meaningful comparison for investors in evaluating the Reorganizations. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investments in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in tender option bonds is included for purposes of reporting a Fund’s total annual operating expenses. Therefore, the level of a Fund’s total annual operating expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in tender option bonds, even though both types of leverage have similar affects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of preferred shares and in the form of tender option bonds has varied from time to time over the past year, as each Fund has invested in tender option bonds from time to time to redeem preferred shares. For these reasons, the Boards believe that a comparison among the Funds’ Baseline Expenses provides a better way of measuring the affect of the Reorganizations on the Funds’ common shareholders.

If any of the Reorganizations is approved, the Funds’ investment adviser will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Funds’ investment adviser will provide to the Acquiring Fund relative to what the Funds’ investment adviser currently provides to the Acquiring Fund.

The Boards anticipate that the Reorganizations have the potential to benefit preferred shareholders of the Funds. Preferred shareholders may derive potential benefits from the greater asset base of the combined fund relative to each Fund on a stand-alone basis, which may give the combined fund a greater ability to utilize tender option bonds and/or issue liquidity enhanced adjustable rate securities as a replacement for the combined fund’s outstanding preferred shares. However, the combined fund will not be required to redeem any of the combined fund’s outstanding preferred shares as a result of the Reorganizations, and the Boards do not anticipate that auctions for the combined fund’s preferred shares will begin to clear after the Reorganizations and generally anticipate that auctions for the combined fund’s preferred shares will continue to fail. Nevertheless, the Boards anticipate that participating in the Reorganizations will not have any material adverse effect on the Funds’ preferred shareholders. None of the expenses of the Reorganizations will be borne by the preferred shareholders of the Funds, and except as described in the Joint Proxy Statement/Prospectus, the terms of the newly issued series of Acquiring Fund preferred shares to be distributed to preferred shareholders of the Target Funds in connection with the Reorganizations will be substantially similar to the terms of the Target Fund preferred shares, as applicable, that such shareholders currently hold, except that, unlike preferred shares of RAA, the preferred shares of the Acquiring Fund will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The combined fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus.

Q: How similar are the Funds?

A: The Funds have the same investment adviser, the same portfolio managers, and either the same or substantially similar (but not identical) non-fundamental investment policies, strategies, risks and restrictions. The investment objective of each of BCL, BZA and the Acquiring Fund is to provide current income exempt from regular U.S. Federal and California income taxes. The investment objective of RAA is to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal and California income tax consistent with preservation of capital. The investment objective of BCK is to provide current income exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax and California income tax. Each Fund’s investment objective is a fundamental policy and may not be changed without prior shareholder approval.

In addition, each of BFZ, BCL, BZA and RAA, under normal market conditions, invests at least 80% of its total assets in investment grade quality municipal bonds. BCK’s investment grade policy diverges from those of the other Funds because BCK generally invests in insured municipal bonds. As a matter of non-fundamental policy, under normal market conditions, BCK invests at least 80% of its total assets in municipal bonds

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that are insured as to principal and interest. Insurance may include, without limitation, original issue insurance, secondary insurance or portfolio insurance. Such municipal bond insurance will be from insurers having a claims-paying ability rated at least investment grade.

Q: How will the Reorganizations be effected?

A: Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common and preferred shares of the Acquiring Fund, each Target Fund will merge with and into BFZ Merger Subsidiary (the “Merger Subsidiary”), a direct, wholly-owned subsidiary of BFZ. Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ, and each Target Fund will terminate its registration under the Investment Company Act of 1940.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Common Shares”), the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the particular Target Fund you held immediately prior to the Reorganization, less the costs of the Reorganization (although common shareholders may receive cash for fractional shares). Holders of preferred shares of each Target Fund will receive newly issued preferred shares of the Acquiring Fund, liquidation preference $25,000 per share (“Acquiring Fund Preferred Shares”), in exchange for their preferred shares and will become preferred shareholders of the Acquiring Fund. The aggregate liquidation preference of the Acquiring Fund Preferred Shares you receive in the Reorganizations will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganizations. The auction dates, rate periods and dividend payment dates of your Target Fund preferred shares are the same as the auction dates, rate periods and dividend payment dates of the Acquiring Fund Preferred Shares you will receive in the Reorganization in exchange for your Target Fund preferred shares. However, the Acquiring Fund Preferred Shares issued to RAA preferred shareholders in RAA’s Reorganization will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The combined fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus.

Shareholders of RAA: The Acquiring Fund is organized as a Delaware statutory trust and you will thus become shareholders of a Delaware statutory trust rather than a Maryland corporation. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading “Governing Law.”

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q: At what prices have common shares of the Target Funds and the Acquiring Fund historically traded?

A: Common shares of each Fund have from time to time traded at, above and below their net asset values. There can be no assurance that, after the Reorganizations, common shares of the combined fund will trade at, above or below net asset value. In the Reorganizations, common shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values, not the market values, of each respective Fund’s common shares. The market value of the common shares of the combined fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A: You will pay no sales loads or commissions in connection with the Reorganizations. However, regardless of whether the Reorganizations are completed, the costs associated with the proposed

iii

Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Such costs are estimated to be $746,884 in the aggregate, of which $177,321 is estimated to be attributable to BFZ, $153,919 is estimated to be attributable to BCL, $129,203 is estimated to be attributable to RAA, $145,705 is estimated to be attributable to BCK and $140,736 is estimated to be attributable to BZA.

Q: Will I have to pay any U.S. Federal taxes as a result of the Reorganizations?

A: Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. Federal income tax purposes upon the exchange of their Target Fund common shares or Target Fund preferred shares for Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, respectively, pursuant to the Reorganization. Additionally, the Target Fund will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. Federal income tax purposes pursuant to any of the Reorganizations.

On or prior to the closing date of the transactions with respect to the Reorganizations (the “Closing Date”), each of the Target Funds may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of the respective Target Fund’s net investment income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date. Such a distribution may be taxable to each Target Fund’s shareholders for U.S. Federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. Federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q: What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Funds do approve their Reorganizations?

A: An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of any of the Reorganizations of the other Target Funds, if the other Reorganizations are approved by the shareholders of the other Target Funds and the issuance of additional common and preferred shares of the Acquiring Fund is approved by the shareholders of the Acquiring Fund with respect to the other Target Funds.

Q: What happens if shareholders of the Acquiring Fund do not approve the issuance of either additional common or preferred shares in connection with the Reorganization of one Target Fund but do approve the issuance of additional common and preferred shares in connection with the Reorganizations of the other Target Funds?

A: An unfavorable vote by shareholders of the Acquiring Fund on the issuance of either additional common or preferred shares in connection with the Reorganization of one Target Fund will not affect the implementation of the Reorganizations by the other Target Funds, if the issuance of additional common and preferred shares in connection with the other Reorganizations are approved by the shareholders of the Acquiring Fund and the other Reorganizations are approved by the shareholders of the other Target Funds.

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Q: Why is the vote of common shareholders and preferred shareholders of the Acquiring Fund being solicited?

A: Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund’s common shares are listed) require the Acquiring Fund’s common and preferred shareholders, voting together as a single class, to approve the issuance of additional common shares in connection with the Reorganizations. In addition, Acquiring Fund preferred shareholders are entitled to a vote in connection with each Reorganization under the Investment Company Act of 1940 with respect to the Acquiring Fund’s issuance of preferred shares.

Q: How does the Board of my Fund suggest that I vote?

A: After careful consideration, the Board of your Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q: How do I vote my proxy?

A: You may cast your vote by mail, phone, internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q: Whom do I contact for further information?

A: You may contact your financial advisor for further information. You may also call                     , the Funds’ proxy solicitor, at     .

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BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 22, 2009

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”) and BlackRock California Municipal Income Trust (“BFZ”) will be held at the offices of BlackRock, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, on Tuesday, September 22, 2009 at 9:00 am for the following purposes:

1. Reorganizations of the Target Funds

Shareholders of BlackRock California Municipal Income Trust II (BCL):

Proposal 1(A)(i): The common and preferred shareholders of BCL voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the Investment Company Act of 1940 (the “1940 Act”).

Proposal 1(A)(ii): The preferred shareholders of BCL voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the 1940 Act.

Shareholders of BlackRock California Investment Quality Municipal Trust Inc. (RAA):

Proposal 1(B)(i): The common and preferred shareholders of RAA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.

Proposal 1(B)(ii): The preferred shareholders of RAA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.

Shareholders of BlackRock California Insured Municipal Income Trust (BCK):

Proposal 1(C)(i): The common and preferred shareholders of BCK voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.

Proposal 1(C)(ii): The preferred shareholders of BCK voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.

Shareholders of BlackRock California Municipal Bond Trust (BZA):

Proposal 1(D)(i): The common and preferred shareholders of BZA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.

Proposal 1(D)(ii): The preferred shareholders of BZA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.

2. Issuance of Common and Preferred Shares in the Reorganization of the Acquiring Fund

Shareholders of BlackRock California Municipal Income Trust (BFZ):

Proposal 2(A)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.

Proposal 2(A)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.

Proposals 2(B)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.

Proposal 2(B)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.

Proposals 2(C)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.

Proposal 2(C)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.

Proposals 2(D)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.

Proposal 2(D)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.

Shareholders of record as of the close of business on July 24, 2009 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES OR THE BOARD OF DIRECTORS, AS APPLICABLE (EACH, A “BOARD”), OF EACH OF BCL, RAA, BCK, BZA AND BFZ REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

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THE BOARD OF EACH OF BCL, RAA, BCK AND BZA RECOMMENDS THAT YOU CAST YOUR VOTE:

•

FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND’S REGISTRATION UNDER THE 1940 ACT.

THE BOARD OF BFZ RECOMMENDS THAT YOU CAST YOUR VOTE:

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES AND PREFERRED SHARES OF YOUR FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards
of BCL, RAA, BCK, BZA and BFZ,

DONALD C. BURKE
President and Chief Executive Officer of BCL, RAA, BCK, BZA and BFZ

, 2009

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

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The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated June 23, 2009

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 22, 2009

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”) and/or BlackRock California Municipal Income Trust (“BFZ”), each a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A joint special meeting (the “Special Meeting”) of shareholders of BCL, RAA, BCK, BZA and BFZ (the “Funds”) will be held at the offices of BlackRock, Inc. (“BlackRock”), 800 Scudders Mill Road, Plainsboro, NJ 08536, on Tuesday, September 22, 2009 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees or the Board of Directors, as applicable (each, a “Board”) of each Fund requests that you vote your common shares and preferred shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is                      2009.

The purposes of the Special Meeting are:

1. Reorganizations of the Target Funds

Shareholders of BlackRock California Municipal Income Trust II (BCL):

Proposal 1(A)(i): The common and preferred shareholders of BCL voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the Investment Company Act of 1940 (the “1940 Act”).

Proposal 1(A)(ii): The preferred shareholders of BCL voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the 1940 Act.

Shareholders of BlackRock California Investment Quality Municipal Trust Inc. (RAA):

Proposal 1(B)(i): The common and preferred shareholders of RAA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.

Proposal 1(B)(ii): The preferred shareholders of RAA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.

Shareholders of BlackRock California Insured Municipal Income Trust (BCK):

Proposal 1(C)(i): The common and preferred shareholders of BCK voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.

Proposal 1(C)(ii): The preferred shareholders of BCK voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.

Shareholders of BlackRock California Municipal Bond Trust (BZA):

Proposal 1(D)(i): The common and preferred shareholders of BZA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.

Proposal 1(D)(ii): The preferred shareholders of BZA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.

2. Issuance of Common and Preferred Shares in the Reorganization of the Acquiring Fund

Shareholders of BlackRock California Municipal Income Trust (BFZ):

Proposal 2(A)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.

Proposal 2(A)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.

Proposals 2(B)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.

Proposal 2(B)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.

Proposals 2(C)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.

Proposal 2(C)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.

Proposals 2(D)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.

Proposal 2(D)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.

Shareholders of record as of the close of business on July 24, 2009 are entitled to vote at the Special Meeting or any adjournment thereof.

BCL, RAA, BCK and BZA are sometimes referred to herein as the “Target Funds,” and BFZ is sometimes referred to herein as the “Acquiring Fund.” Each Agreement and Plan of Reorganization is sometimes referred to herein as a “Reorganization Agreement.” The Reorganization Agreements that Target Fund shareholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus individually as a “Reorganization.” The Fund surviving any or all Reorganizations is referred to herein as the “Combined Fund.”

The Reorganizations seek to combine five Funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies for the Funds. In the Reorganizations, each Target Fund will merge with and into BFZ Merger Subsidiary (the “Merger Subsidiary”), a direct, wholly-owned subsidiary of BFZ. Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ. The Target Funds will then terminate their registrations under the 1940 Act. In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Common Shares”). The aggregate net asset value of Acquiring Fund Common Shares received by the common shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional common shares). Further, each of the outstanding preferred shares of each Target Fund will, without any action on the part of the holder thereof, be exchanged for one share of preferred stock, liquidation preference $25,000 per share, of the Acquiring Fund (“Acquiring Fund Preferred Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) having substantially similar terms, including the same auction dates, dividend periods and dividend payment dates, as such series of preferred shares of each Target Fund, except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

The following Acquiring Fund Preferred Shares will be issued in exchange for Target Fund preferred shares:

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BFZ will issue additional shares of its Series T-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCL series T-7 preferred shares. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series T-7, received by BCL series T-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCL series T-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, will be distributed to holders of BCL series T-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, like the BCL series T-7 preferred shares, will generally have a dividend period of seven days, a Tuesday auction date and a Wednesday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Acquiring Fund Preferred Shares, Series T-7, issued in the Reorganization will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding Acquiring Fund Preferred Shares, Series T-7, immediately preceding the closing of the Reorganization, and former holders of BCL series

T-7 preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. Because all the auctions for Acquiring Fund Preferred Shares, Series T-7, and the BCL series T-7 preferred shares have failed since February 2008 and both series of preferred shares earn dividends at the same rate following a failed auction, it is anticipated that the dividend rate payable during this initial dividend period will be the same rate at which dividends were accruing on the BCL series T-7 preferred shares immediately prior to completion of the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, issued in the Reorganization will auction with the currently outstanding Acquiring Fund Preferred Shares, Series T-7, on the Tuesday following the closing date of the Reorganization and the Acquiring Fund will pay dividends to all holders of Acquiring Fund Preferred Shares, Series T-7, on the Wednesday following the Reorganization.

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BFZ will issue additional shares of its Series R-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCL series R-7 preferred shares. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series R-7, received by BCL series R-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCL series R-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, will be distributed to holders of BCL series R-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, like the BCL series R-7 preferred shares, will generally have a dividend period of seven days, a Thursday auction date and a Friday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Acquiring Fund Preferred Shares, Series R-7, issued in the Reorganization will be seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding Acquiring Fund Preferred Shares, Series R-7, immediately preceding the closing of the Reorganization, and former holders of BCL series R-7 preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. Because all the auctions for Acquiring Fund Preferred Shares, Series R-7, and the BCL series R-7 preferred shares have failed since February 2008 and both series of preferred shares earn dividends at the same rate following a failed auction, it is anticipated that the dividend rate payable during this initial dividend period will be the same rate at which dividends were accruing on the BCL series R-7 preferred shares immediately prior to completion of the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, issued in the Reorganization will auction with the currently outstanding Acquiring Fund Preferred Shares, Series R-7, on the Thursday following the closing date of the Reorganization and the Acquiring Fund will pay dividends to all holders of Acquiring Fund Preferred Shares, Series R-7, on the Friday following the Reorganization.

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BFZ will issue shares of its new Series W-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of RAA series W-7 preferred shares who do not exercise their appraisal rights. This series of preferred shares will be designated as “Series W-7.” The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series W-7, received by RAA series W-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of RAA series W-7 preferred shares outstanding immediately prior to the Reorganization and held by shareholders who do not exercise their appraisal rights. The Acquiring Fund Preferred Shares, Series W-7, will be distributed to holders of RAA series W-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series W-7, like the RAA series W-7 preferred shares, will generally have a dividend period of seven days, a Wednesday auction date and a Thursday dividend payment date. Because it is anticipated that the Reorganizations will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganizations) for the Acquiring Fund Preferred Shares, Series W-7, issued in the Reorganizations will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for RAA series W-7 preferred shares immediately preceding the closing of the Reorganizations, and holders of Acquiring Fund Preferred Shares, Series W-7, will begin earning dividends at this rate on the closing date of the Reorganizations. The Acquiring Fund Preferred Shares, Series W-7, issued in the Reorganizations will auction on the Wednesday following the closing date of the Reorganizations and the Acquiring Fund will pay dividends to holders of Acquiring Fund Preferred Shares, Series W-7, on the Thursday following the Reorganizations.

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BFZ will issue shares of its new Series F-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCK and BZA series F-7 preferred shares. This series of preferred shares will be designated as “Series F-7.” The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series F-7, received by BCK series F-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCK series F-7 preferred shares outstanding immediately prior to the Reorganization. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series F-7, received by BZA series F-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BZA series F-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series F-7, will be distributed to holders of BCK and BZA series F-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization.

The Acquiring Fund Preferred Shares, Series F-7, like the BCK and BZA series F-7 preferred shares, will generally have a dividend period of seven days, a Friday auction date and a Monday dividend payment date. Because it is anticipated that the Reorganizations will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganizations) for the Acquiring Fund Preferred Shares, Series F-7, issued in the Reorganizations will be an eight day period from and including the closing date, to and including the following Friday. The dividend rate for this initial dividend period will be a rate set pursuant to a resolution of the Acquiring Fund’s Board prior to the closing date, which will be the rate set at the most recent auction for BCK and BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations, if the rate set for each of those series of preferred shares at such auctions is the same, and holders of Acquiring Fund Preferred Shares, Series F-7, will begin earning dividends at this rate as of the closing date of the Reorganizations. The Boards anticipate that the rate set at the most recent auction for BCK series F-7 preferred shares immediately preceding the closing of the Reorganizations will be the same as the rate set at the most recent auction for BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations because BCK’s and BZA’s preferred share auctions are currently failing, thus resulting in each rate being set at the maximum rate, which is calculated pursuant to the same formula for both BCK and BZA. However, if the rate set at the most recent auction for BCK series F-7 preferred shares immediately preceding the closing of the Reorganizations differs from the rate set at the most recent auction for BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations, the Board will set a dividend rate for this initial dividend period equal to the higher of the BCK and BZA rates. The Acquiring Fund Preferred Shares, Series F-7, issued in the Reorganizations will begin their auctions on the Friday following the closing date of the Reorganizations and the Acquiring Fund will begin paying dividends to holders of Acquiring Fund Preferred Shares, Series F-7, on the second Monday following the Reorganizations.

Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each Reorganization, the common and preferred shareholders of the Acquiring Fund, voting together as a single class, are being asked to approve the issuance of additional common shares of the Acquiring Fund, and shareholders of Acquiring Fund preferred shares are being asked to approve the issuance of additional preferred shares of the Acquiring Fund.

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The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand alone basis. In the event the Acquiring Fund shareholders do not approve the issuance of Acquiring Fund Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganizations by the other Target Funds.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated             , 2009, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a web site maintained by BlackRock at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at P.O. Box 9011, Princeton, NJ 08543-9011. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, DE 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “BFZ” and will continue to be so listed subsequent to the Reorganizations. The common shares of BlackRock California Municipal Income Trust II are listed on the NYSE Amex under the ticker symbol “BCL.” The common shares of BlackRock California Investment Quality Municipal Trust Inc. are listed on the NYSE Amex under the ticker symbol “RAA.” The common shares of BlackRock California Insured Municipal Income Trust are listed on the NYSE under the ticker symbol “BCK.” The common shares of BlackRock California Municipal Bond Trust are listed on the NYSE under the ticker symbol “BZA.” Reports, proxy statements and other information concerning the Acquiring Fund, BCK or BZA may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005. Reports, proxy statements and other information concerning BCL and RAA may be inspected at the offices of NYSE Amex, 20 Broad Street, New York, NY 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is             , 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganizations

The Board of each Fund, including the board members (the “Board Members”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund also approve the Reorganization (see “Proposal 2: Issuance of Additional Acquiring Fund Shares”), the Target Fund will merge with and into the Merger Subsidiary. Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. Each newly issued share of Acquiring Fund Preferred Shares issued to Target Fund preferred shareholders will have substantially similar terms, including the same auction dates, dividend periods and dividend payment dates, as such series of preferred shares of each such Target Fund, except that current RAA preferred shareholders will not have appraisal rights, as more fully described elsewhere in this Joint Proxy Statement/Prospectus. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.” The aggregate net asset value of Acquiring Fund Common Shares received by a Target Fund’s common shareholders in each Reorganization will equal the aggregate net asset value of that Target Fund’s common shares held immediately prior to such Reorganization, less the costs of such Reorganization (although common shareholders may receive cash for their fractional common shares). In the Reorganizations, common shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values, not the market values, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganization. The aggregate liquidation preference of the Acquiring Fund Preferred Shares received by Target Fund preferred shareholders in each Reorganization will equal the aggregate liquidation preference of the applicable Target Fund preferred shares held immediately prior to the Reorganization, except that preferred shareholders of RAA who exercise their appraisal rights will not receive Acquiring Fund Preferred Shares.

Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine five Funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge with and into the Merger Subsidiary, which will dissolve under Delaware law and be liquidated into the Acquiring Fund following the Reorganizations. The Board of each Target Fund (each, a “Target Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit common shareholders of its Target Fund and potentially, preferred shareholders of its Target Fund. The Board of the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit common shareholders of the Acquiring Fund and, potentially, preferred shareholders of the Acquiring Fund. Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards have reviewed data presented by BlackRock Advisors, LLC, investment adviser to each of the Funds (the “Investment Advisor”), and believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds and that such a result generally would result in a reduced Baseline Expense Ratio (as defined below) for each Fund, as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base.

The Board of each Fund believes that the completion of all of the Reorganizations would result in a reduced Baseline Expense Ratio for each Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. The Boards believe that the completion of all of the Reorganizations would result in a Baseline Expense Ratio for the Combined Fund of 1.24% on a pro forma basis for the 12-month period ended January 31, 2009, representing a reduction in the Baseline Expense Ratio for each Fund ranging from 0.41% for RAA to 0.05% for BCL, each as a percentage of average net assets attributable to common shares. When we use the term “Baseline Expenses,” we mean a Fund’s total annual operating expenses excluding interest expense. When we use the term “Baseline Expense Ratio,” we mean a Fund’s Baseline Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Boards believe that a comparison among the Funds’ Baseline Expenses is the most meaningful comparison for investors in evaluating the Reorganizations. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investments in tender option bonds (“TOBs”). Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in TOBs is included for purposes of reporting a Fund’s total annual operating expenses. Therefore, the level of a Fund’s total annual operating expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in TOBs, even though both types of leverage have similar affects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of preferred shares and in the form of TOBs has varied from time to time over the past year, as each Fund has invested in TOBs from time to time to redeem preferred shares. For these reasons, the Boards believe that a comparison among the Funds’ Baseline Expenses provides a better way of measuring the effect of the Reorganizations on the Funds’ common shareholders.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The Boards anticipate that the Reorganizations have the potential to benefit preferred shareholders of the Funds. Preferred shareholders may derive potential benefits from the greater asset base of the Combined Fund relative to each Fund on a stand-alone basis, which could give the Combined Fund a greater ability to utilize TOBs and/or issue liquidity enhanced adjustable rate securities (“LEARS”) as a replacement for the Combined Fund’s outstanding preferred shares. However, to date, none of the Funds or any other BlackRock closed-end fund has issued LEARS as a replacement for preferred shares and there is no guarantee that the Combined Fund will issue LEARS or TOBs as a replacement for its preferred shares in the future. In addition, the Combined Fund will not be required to redeem any of the Fund’s outstanding preferred shares as a result of the Reorganizations, and the Boards do not anticipate that auctions for the Combined Fund’s preferred shares will begin to clear after the Reorganizations and generally anticipate that auctions for the Combined Fund’s preferred shares will continue to fail. Nevertheless, the Boards anticipate that participating in the Reorganizations will not have any material adverse effect on the Funds’ preferred shareholders. None of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds, and except as described in this Joint Proxy Statement/Prospectus, the terms of the newly issued series of Acquiring Fund Preferred Shares to be distributed to preferred shareholders of the Target Funds in connection with the Reorganizations will be substantially similar to the terms of the Target Fund preferred shares that such shareholders currently hold, except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganizations. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Board Members, considered and approved the Reorganizations at meetings held on February 20, 2009, April 14, 2009 and May 28, 2009.

The primary factors considered by the Board of each Fund with regard to the Reorganizations include, but are not limited to, the following:

1.	The expectation that, based on the most likely combination of potential Reorganizations, the Combined Fund generally will have a Baseline Expense Ratio that is lower than that of each Fund prior to the Reorganizations.

2.	Shareholders will remain invested in a non-diversified, closed-end management investment company that will have substantially greater net assets and the same or substantially similar (but not identical) investment strategies and investment objective.

3.	The expectation that the Combined Fund will allow each Fund’s common shares to maintain a competitive distribution yield, while offering Target Fund shareholders a comparable investment experience.

4.	The expectation that the Combined Fund may achieve certain potential benefits for common shareholders of each Fund from its larger asset base, including but not limited to the benefit of greater diversification and greater shareholder liquidity.

5.	The Boards anticipate that the Reorganizations have the potential to benefit preferred shareholders of the Funds. Preferred shareholders may derive potential benefits from the greater asset base of the Combined Fund relative to each Fund on a stand-alone basis, which could give the Combined Fund a greater ability to utilize TOBs and/or issue LEARS as a replacement for the Combined Fund’s outstanding preferred shares. However, to date, none of the Funds or any other BlackRock closed-end fund has issued LEARS as a replacement for preferred shares and there is no guarantee that the Combined Fund will issue LEARS or TOBs as a replacement for its preferred shares in the future. In addition, the Combined Fund will not be required to redeem any of the Fund’s outstanding preferred shares as a result of the Reorganizations, and the Boards do not anticipate that auctions for the Combined Fund’s preferred shares will begin to clear after the Reorganizations and generally anticipate that auctions for the Combined Fund’s preferred shares will continue to fail. Nevertheless, the Boards anticipate that participating in the Reorganizations will not have any material adverse effect on the Funds’ preferred shareholders. None of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds, and except as described in this Joint Proxy Statement/Prospectus, the terms of the newly issued series of Acquiring Fund Preferred Shares to be distributed to preferred shareholders of the Target Funds in connection with the Reorganizations will be substantially similar to the terms of the Target Fund preferred shares that such shareholders currently hold., except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

6.	The expectation that the Combined Fund may have certain marketing advantages, such as more research coverage, due to its increased size.

7.	Shareholders will recognize no gain or loss for U.S. Federal income tax purposes as a result of the Reorganizations, as each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the “Code”).

8.	The identity, investment style and strategies of the portfolio management team that will manage the Combined Fund.

9.	The expectation that shareholders of the Funds will receive substantially the same services after the Reorganizations.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. See “Proposal 1: Reorganization of the Target Funds—Reasons for the Reorganizations.”

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate for the time being as a stand alone Delaware statutory trust or Maryland corporation, as applicable, and will continue to be advised by the Investment Advisor. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganizations by the other Funds.

Baseline Expenses Table for Common Shareholders of the Funds as of January 31, 2009

The table below illustrates the anticipated reduction in Baseline Expenses expected as a result of the Reorganizations. The table sets forth (i) the Baseline Expenses paid by each Fund for the 12-month period ended January 31, 2009, (ii) the pro forma Baseline Expenses for the Combined Fund, assuming all of the Reorganizations had taken place on January 31, 2009 and (iii) the pro forma Baseline Expenses for the Combined Fund, assuming only the Reorganization of RAA into BFZ had taken place on January 31, 2009. As shown below, the Reorganization of all of the Target Funds into BFZ or the Reorganization of just RAA into BFZ is expected to result in a lower Baseline Expense Ratio for shareholders of each Fund for the period covered.

Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several Fund combinations are possible and the pro forma effects on Baseline Expenses for all possible combinations are not illustrated in the expense table below. The scenarios presented below, however, capture the range of possible pro forma outcomes. On a pro forma basis for the 12-month period ended January 31, 2009, the lowest Baseline Expense Ratio would result if all of the Reorganizations were consummated and the highest Baseline Expense Ratio would result if only the Reorganization of RAA into BFZ was completed.

Annual Baseline Expenses (as a percentage of average net assets attributable to common shares)	BCL	RAA	BCK	BZA	BFZ	Pro Forma Combined Fund (All Target Funds into BFZ)*	Pro Forma Combined Fund (RAA into BFZ)*
Baseline Expenses	1.29%	1.65%	1.35%	1.64%	1.32%	1.24%	1.29%
Less Contractual Fee Waiver	0.17%	—%	0.21%	0.30%	0.17%	0.17%	0.17%

Net Baseline Expenses	1.12%	1.65%	1.14%	1.34%	1.15%	1.07%	1.12%

*	The pro forma Baseline Expenses for the Combined Fund reflects a 2 basis point reduction in BFZ’s contractual management fee from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers).

The following example is intended to help you compare the Baseline Expenses associated with investing in the common shares of the Acquiring Fund on a pro forma basis if all the Reorganizations are completed, and if only the Reorganization of RAA into BFZ is completed, with the Baseline Expenses associated with investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following Baseline Expenses on a $1,000 investment, assuming (1) the Baseline Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BCL (a)	$11	$38	$67	$153
RAA	$17	$53	$91	$198
BCK (a)	$12	$40	$72	$161
BZA (a)	$14	$45	$83	$190
BFZ (a)	$12	$40	$71	$158
Pro Forma Combined Fund (All Target Funds into BFZ) (b)	$11	$37	$66	$149
Pro Forma Combined Fund (RAA into BFZ) (b)	$11	$38	$68	$154

(a)	Includes the contractual waiver described in footnote (d) to the fee table on page 24, as applicable.
(b)	Includes the contractual waiver described in footnote (e) to the fee table on page 24, as applicable.

Appraisal Rights

Shareholders of each of BCL, BCK and BFA do not have appraisal rights for their common or preferred shares because such Funds are organized as Delaware statutory trusts and the agreement and declaration of trusts of each such Fund, as amended, do not provide for appraisal rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as common shares of RAA, are not entitled to demand the fair value of their shares in connection with a Reorganization. However, because the preferred shares of RAA are not traded publicly on a national securities exchange, such preferred shareholders will be entitled under Maryland law to demand and receive payment of the fair value of such preferred shareholder’s shares upon the consummation of its Reorganization. If more than a majority of the preferred shareholders of RAA object to the RAA Reorganization, the RAA Reorganization will not be completed and the preferred shareholders would no longer have any appraisal rights. If the RAA Reorganization is completed and some preferred shareholders exercise their appraisal rights in accordance with the procedures set forth in the Maryland General Corporation Law, they would be entitled to receive a cash payment in an amount equal to the fair market value of their preferred shares, which may be less than the liquidation preference of such preferred shares.

If RAA’s Reorganization with BFZ is approved, and the maximum number of RAA preferred shareholders who could exercise appraisal rights exercised such appraisal rights (with RAA’s Reorganization with BFZ still being approved), there would be 137 shares of Acquiring Fund Preferred Shares, Series W-7, outstanding after the completion of RAA’s Reorganization with BFZ.

Preferred Share Redemptions

In order to provide some liquidity, at par value, to the Funds’ preferred shareholders after the failure of the auction market in February 2008, the Funds have redeemed a portion of their preferred shares outstanding. The amount of preferred shares redeemed since 2008, as of April 30, 2009, and the amount of preferred shares currently outstanding for each Fund, as of April 30, 2009, is set forth in the following table:

Fund	Originally Issued	Redeemed (as of April 30, 2009)	Remaining	% Redeemed
BFZ	$131,950,000	$31,050,000	$100,900,000	23.5%
BCL	$71,950,000	$12,200,000	$59,750,000	17.0%
RAA	$7,500,000	$675,000	$6,825,000	9.0%
BCK	$46,500,000	$8,950,000	$37,550,000	19.3%
BZA	$29,975,000	$2,000,000	$27,975,000	6.7%

On June 15, 2009 the Boards of the Funds approved further redemptions of issued and outstanding preferred shares of the Funds. The anticipated schedule for, and the anticipated amounts and effect of, these planned redemptions are reflected in the following table:

Fund	Originally Issued	Redeemed (as of April 30, 2009)	Planned Redemptions		Remaining (after Planned Redemptions)	% Redeemed (after Planned Redemptions)
BFZ	$131,950,000	$31,050,000	$29,900,000	(a)	$71,000,000	46.2%
BCL	$71,950,000	$12,200,000	$13,200,000	(b)	$46,550,000	35.3%
RAA	$7,500,000	$675,000	$900,000	(c)	$5,925,000	21.0%
BCK	$46,500,000	$8,950,000	$6,225,000	(d)	$31,325,000	32.6%
BZA	$29,975,000	$2,000,000	$5,525,000	(e)	$22,450,000	25.1%

(a)	The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009, and reflect the planned redemption of 598 of BFZ’s issued and outstanding series T-7 preferred shares and 598 of BFZ’s issued and outstanding series R-7 preferred shares.
(b)	The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009, and reflect the planned redemption of 264 of BCL’s issued and outstanding series T-7 preferred shares and 264 of BCL’s issued and outstanding series R-7 preferred shares.
(c)	The planned redemption is scheduled to occur on July 9, 2009, and reflects the planned redemption of 36 of RAA’s issued and outstanding series W-7 preferred shares.
(d)	The planned redemption is scheduled to occur on July 13, 2009, and reflects the planned redemption of 249 of BCK’s issued and outstanding series F-7 preferred shares.
(e)	The planned redemption is scheduled to occur on July 13, 2009, and reflects the planned redemption of 221 of BZA’s issued and outstanding series F-7 preferred shares.

Comparison of the Funds

A summary comparison of the investment strategies and significant operating policies used by the Funds as of the date of the Special Meeting is set forth in the table below. See “Proposal 1: Reorganizations of the Target Funds—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganizations, the investment strategies and significant operating policies of the Combined Fund will be those of BFZ.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Investment Objective	Investment Objective	Investment Objective	Investment Objective
To provide current income exempt from regular U.S. Federal and California income taxes.	Same as BFZ.	To provide current income exempt from Federal income tax, including the U.S. Federal alternative minimum tax and California income tax.	To provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal and California income tax consistent with preservation of capital.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Investment Grade Policy	Investment Grade Policy	Investment Grade Policy	Investment Grade Policy
Under normal market conditions, BFZ will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.	Same as BFZ.	Under normal circumstances BCK will invest at least 80% of its total assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance will be from insurers having a claims-paying ability rated at least investment grade.	Under normal circumstances, at least 80% of the RAA’s assets will be invested in securities rated investment grade by Moody’s (including those rated as low as Baa3, MIG-4 or P-3), S&P (including those rated as low as BBB-, SP-2 or A-3), Fitch (including those rated as low as BBB- or P-3) or other nationally recognized statistical rating organization.

Alternative Minimum Tax	Alternative Minimum Tax	Alternative Minimum Tax	Alternative Minimum Tax
May invest in securities subject to the U.S. Federal alternative minimum tax.	Same as BFZ.

Under normal circumstances, BCK will invest as least 80% of its total assets in municipal bonds that pay interest that is exempt from regular U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.

May not invest in securities subject to the U.S. Federal alternative minimum tax.

Same as BFZ.

High Yield Securities	High Yield Securities	High Yield Securities	High Yield Securities
BFZ may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.	Same as BFZ.	Same as BFZ.	Same as BFZ.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Insurance	Insurance	Insurance	Insurance
No policy. BFZ may purchase insured bonds and may purchase insurance for bonds in its portfolio.	Same as BFZ.	Generally invests in municipal bonds insured by an entity with claims-paying abilities rated at least investment grade.	Same as BFZ.

Economic Sector Diversity	Economic Sector Diversity	Economic Sector Diversity	Economic Sector Diversity
May invest 25% or more of its total assets in municipal obligations in the same economic sector.	Same as BFZ.	Same as BFZ.	No policy.

Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures
During temporary defensive periods, and in order to keep BFZ’s cash fully invested, BFZ may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.	Same as BFZ.	Same as BFZ.	For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, RAA may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers’ acceptances.

Other Investment Companies	Other Investment Companies	Other Investment Companies	Other Investment Companies
BFZ may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BFZ may invest directly.	Same as BFZ.	Same as BFZ.	No policy.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares
BFZ may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. Federal income tax.	Same as BFZ.	BCK may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.	No policy.

Common Share Dividends	Common Share Dividends	Common Share Dividends	Common Share Dividends
Monthly.	Same as BFZ.	Same as BFZ.	Same as BFZ.

Preferred Shares(a)	Preferred Shares	Preferred Shares(d)	Preferred Shares(e)
T-7: $50,450,000 R-7: $50,450,000	For BCL(b): T-7: $29,875,000 R-7: $29,875,000 For BZA(c): F-7: $27,975,000	F-7: $37,550,000	W-7: $6,825,000

(a)	On June 15, 2009, the Board of BFZ approved the redemption of 598 of BFZ’s issued and outstanding T-7 preferred shares and 598 of BFZ’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $29,900,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of 264 of BCL’s issued and outstanding T-7 preferred shares and 264 of BCL’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $13,200,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(c)	On June 15, 2009, the Board of BZA approved the redemption of 221 of BZA’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $5,525,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of 249 of BCK’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $6,225,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(e)	On June 15, 2009, the Board of RAA approved the redemption of 36 of RAA’s issued and outstanding W-7 preferred shares, representing a total liquidation preference of $900,000. The planned redemption for the W-7 preferred shares is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.

Further Information Regarding the Reorganizations

The Target Fund Boards have determined that the Reorganizations are in the best interests of each Target Fund and the shareholders of each Target Fund and that the interests of such shareholders will not be diluted as a result of their Funds’ Reorganizations. Similarly, the Acquiring Fund Board has determined that each

Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganizations. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the separate Funds.

Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. Federal income tax purposes upon the exchange of their Target Fund common shares or Target Fund preferred shares for Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, respectively, pursuant to the Reorganization. Additionally, the Target Fund will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. Federal income tax purposes pursuant to any Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”) or Miles & Stockbridge P.C., as applicable, dated as of the closing date of such Reorganization (the “Closing Date”), regarding the characterization of such Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that shareholders of each Target Fund approve their Fund’s proposed Reorganization at the Special Meeting to be held on Tuesday, September 22, 2009. Shareholder approval of each Reorganization (other than RAA’s Reorganization) requires the affirmative vote by Target Fund common shareholders and preferred shareholders, voting as a single class, of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), which means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. A 1940 Act Majority of the preferred shareholders of each Target Fund (other than RAA), voting as a separate class, also is required to approve the Reorganization of their respective Target Fund.

Shareholder approval of RAA’s Reorganization requires the affirmative vote of a majority of the outstanding common shares and preferred shares of RAA, voting together as a single class, and the affirmative vote of a majority of the outstanding preferred shares of RAA, voting as a separate class.

Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be sometime during the third quarter 2009, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Target Fund Boards recommend that you vote “FOR” your Target Fund’s proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND SHARES

In connection with each proposed Reorganization described under “Proposal 1: Reorganizations of the Target Funds,” the Acquiring Fund will issue Acquiring Fund Common Shares and list them for trading on the NYSE. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. Further, the Reorganizations will result in the issuance of Acquiring Fund Preferred Shares in exchange for preferred shares of the Target Funds, with substantially similar terms as the outstanding preferred shares of the Target Funds, except that the Acquiring Fund Preferred Shares issued in exchange for RAA preferred shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.” No gain or loss for U.S. Federal income tax purposes will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit common shareholders of the Acquiring Fund and, potentially, preferred shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Baseline Expense Ratio as a result of the most likely combination of the proposed Reorganizations (i.e., if all of the Reorganizations are completed). The Boards noted that even if the least beneficial of all of the possible combinations of the proposed Reorganizations were to occur (i.e., if only RAA was combined with Acquiring Fund) the Baseline Expense Ratio for the Combined Fund is anticipated to be lower than the Baseline Expense Ratio for the Acquiring Fund, except for each Fund’s allocable portion of the costs associated with the proposed Reorganizations.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares for each Reorganization at the Special Meeting to be held on Tuesday, September 22, 2009. The affirmative vote of shareholders representing at least a majority of the Acquiring Fund common shares and the Acquiring Fund preferred shares present in person or represented by proxy at the Special Meeting and entitled to vote, voting together as a single class, is required to approve the issuance of additional common shares for each Reorganization. The affirmative vote of a 1940 Act Majority of the holders of preferred shares of the Acquiring Fund, voting as a separate class, also is required to approve the issuance of additional preferred shares of the Acquiring Fund in connection with each Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be sometime during the third quarter 2009.

Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Acquiring Fund Board recommends that you vote “FOR” the issuance of additional Acquiring Fund Shares in connection with each Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds. Some risks predominately affect common shares, while others affect preferred shares. Risks that predominately affect common shares include interest rate risk, credit risk, reinvestment risk, state concentration risk, municipal bond markets risk, economic sector risk and non-diversification. Risks that affect preferred shares include liquidity risk, secondary market risk, ratings and asset coverage risk and inflation risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common stock may trade at a discount from the Funds’ net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

There are, however, some differences between the Funds. The salient differences between the Funds are that BCK focuses its investments on insured California municipal bonds and on municipal bonds that pay income that is exempt from the U.S. Federal alternative minimum tax. The other Funds do not focus their investments on insured bonds and may invest in bonds that pay interest subject to the U.S. Federal alternative minimum tax.

Each of the Acquiring Fund, BCL, BZA and RAA under normal market conditions, invests at least 80% of its total assets in investment grade quality municipal bonds. On the other hand, BCK, under normal circumstances, invests at least 80% of its total assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance would be from insurers having a claims-paying ability rated as least investment grade. The Acquiring Fund does not have such a policy and would be subject to risks associated with a fund that invests mainly in uninsured bonds.

Each Fund, except for BCK, may invest in bonds that pay interest subject to the alternative minimum tax. Thus, the Acquiring Fund may not be a suitable investment for common shareholders of BCK subject to the U.S. Federal alternative minimum tax or who would become subject to such tax by investing in the Acquiring Fund. A more detailed comparison of the investment objectives and investment policies of the Funds may be found in “Comparison of the Funds” below.

The following discussion describes the principal and certain other risks that may affect the Combined Fund.

Risks Related to the Reorganizations

Expenses

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Funds by approximately $207,944 per year if all of the Reorganizations are completed and approximately $46,065 per year if only RAA approves its Reorganization, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all. After the Reorganizations, the Combined Fund is expected to incur lower Baseline Expenses on a per common share basis than each of the Funds currently incurs. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Baseline Expenses for a period due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. Each Board believes that its Fund’s common shareholders should realize lower Baseline Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after expenses associated with the Reorganizations have been paid. For the 12-month period ended January 31, 2009, the Baseline Expense Ratios and the total annual gross expense ratios (each as a percentage of average net assets attributable to common shares) (i) for each Fund, (ii) for the Combined Fund, assuming the Reorganizations of all the Funds are completed and (iii) the Combined Fund, assuming only the Reorganization of RAA is completed are as follows (the expenses presented below do not take any applicable fee waivers into account):

BCL	RAA	BCK	BZA	BFZ	Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (only RAA into BFZ)
Baseline Expense Ratio (Total Annual Expense Ratio, Excluding Interest Expense)
1.29%	1.65%	1.35%	1.64%	1.32%	1.24%	1.29%
Total Annual Expense Ratio (Including Interest Expense)
1.48%	1.74%	1.62%	1.73%	1.70%	1.52%	1.65%

*	The pro forma Baseline Expenses for the Combined Fund reflects a 2 basis point reduction in BFZ’s contractual management fee from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers).

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations. To the extent that any of the Reorganizations are not completed, but other Reorganizations are completed, any expected savings by the Target Funds and the Acquiring Fund may be reduced. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of proposed Reorganizations is the combination of all the Funds.

Each Fund has incurred expenses related to the Reorganizations. The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because the Funds have already incurred expenses solely and directly attributable to the Reorganizations and because each Fund (and not the Investment Advisor) is responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

General Risks of Investing in the Acquiring Fund

Market Risk

Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Interest Rate Risk

Interest rate risk is the risk that bonds, and the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Acquiring Fund invests primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested primarily in shorter-term bonds. Further, the use of leverage, such as preferred shares, will tend to increase common share interest rate risk. Moreover, the Acquiring Fund has issued preferred shares, which pay dividends based on short-term interest rates. The Acquiring Fund then used the proceeds from the sale of preferred shares to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares. The likelihood of this occurring may be greater in the current market environment in which auctions for the preferred shares have failed, causing dividend rates on the preferred shares to be set at the maximum rates permitted by the terms of the preferred shares. If long-term rates rise, the value of a Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as asset coverage for the preferred shares.

Credit Risk

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Acquiring Fund’s net asset value or dividends. The Acquiring Fund may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Acquiring Fund to greater risks than if the Acquiring Fund owned only higher grade securities. The table below summarizes as of April 30, 2009 the approximate amount invested in below investment grade municipal bonds as a percentage of total assets for the Combined Fund (i) if all the Reorganizations are completed and (ii) if only the RAA Reorganization is completed:

Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
2.66%	3.89%

Economic Sector Risk

Each Fund other than RAA may invest 25% or more of its total assets in municipal obligations in the same economic sector. RAA has no such policy with respect to economic sector diversity. Such municipal obligations include without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state’s legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities;

and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Acquiring Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the value of the Acquiring Fund’s assets.

Nonpayment Risk

Although substantially all of the municipal securities in which the Funds invest are rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Call Risk

If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Acquiring Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of shares of the Acquiring Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than the Acquiring Fund’s net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether shares of the Acquiring Fund will trade at, below or above net asset value. As the impact from the proposed Reorganizations on the market price of the Acquiring Fund’s common shares is unknown, any potential benefits from the Reorganizations may be diminished or eliminated by adverse changes in the Acquiring fund’s premium/discount. Shares of closed-end funds often trade at a discount to their net asset values, and the Acquiring Fund’s shares may trade at such a discount.

In order to reduce or eliminate a market value discount from net asset value, the Board of the Acquiring Fund may, subject to the terms of its preferred shares, authorize the Acquiring Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The ability of the Acquiring Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of the Acquiring Fund will, in fact, authorize the Acquiring Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund’s common shares trading at a price which is equal or close to net asset value.

Municipal Bond Market Risk

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Acquiring Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Acquiring Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays in collecting principal and interest and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce their rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt.

California Municipal Securities

Because the Acquiring Fund, under normal market conditions, invests substantially all of its assets in investment grade California municipal securities, the Acquiring Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of California and its political subdivisions. The yields of California municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from California municipal securities generally is exempt from U.S. Federal and California income tax, the Acquiring Fund may invest in California municipal securities subject to the U.S. Federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current U.S. Federal income tax exemption on municipal securities or otherwise adversely affect the current U.S. Federal or state tax status of California municipal securities.

Because the Acquiring Fund invests primarily in a portfolio of California municipal securities, the Acquiring Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, State constitutional or regulatory amendments that may affect the ability of State and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal bonds. Economic, fiscal and budgetary conditions throughout the State may also influence the Acquiring Fund’s performance.

The information set forth below and the related information in “Risk Factors and Special Consideration— Factors Affecting Municipal Securities in California” in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The current global economic downturn has been particularly severe in California due to its sizable housing market and construction and mortgage industries and structural deficits in the State’s General Fund brought on by constitutionally mandated spending requirements matched against highly cyclical revenue sources (predominately based on personal income taxes and sales tax). At the end of March 2009, the state unemployment rate was 11.2%, which was among the highest state unemployment rates in the country and was the highest unemployment rate in California since February 1983. Through March 2009, the California construction industry lost 274,900 jobs, a drop of 29.0% from its peak in February 2006, and the California financial activities sector lost 128,500 jobs, a decrease of 13.6% from its peak in May 2006. From March 2008 through March 2009, nine of California’s 11 major industry sectors lost jobs while the only major industry sectors to add jobs were information and educational and health services. In May 2009, the Governor proposed revisions to the state budget (the “May Revision”) seeking to bridge a shortfall of $21.3 billion through the end of June 2010 resulting from deteriorating economic conditions and the failure of voters to ratify budgetary measures adopted by the Legislature.

In February 2009, a set of budgetary measures, including amendments to the Budget Act of 2008 (which sets forth the California state budget for the 2008-09 fiscal year), the Budget Act of 2009 (which sets forth the

California state budget for the 2009-10 fiscal year), and related budget legislation, all as adopted by the Legislature and signed by the Governor in late February 2009 (collectively, “February 2009 Budget Package”), was enacted to implement a budget plan through June 2010 that was structured to resolve the anticipated budget deficits for fiscal years 2008-09 and 2009-10 through expenditure cuts of $15.7 billion, temporary tax and revenue increases of $12.5 billion, estimated receipt of Federal stimulus funds of $8.0 billion, and borrowing of $5.4 billion. With the passage of the Budget Act of 2009 and improvement in the municipal bond market, the State, towards the end of March 2009, was able to issue $6.5 billion of State general obligation bonds, which, due to investor demand, exceeded the initial offering amount of $4.0 billion. However, in the middle of March 2009, less than a month after the passage of the February 2009 Budget Package, the California Legislative Analyst’s Office projected an $8 billion shortfall of the revenue assumptions in the Budget Act of 2009 due to continued deterioration of the State’s economic and revenue outlook. Because of State constitutional requirements, some of the adopted budgetary measures required ratification by State voters in a statewide special election. On May 19, 2009, State voters failed to ratify the budgetary measures adopted by the Legislature. The failure to ratify the budgetary propositions resulted in a budget shortfall of $5.8 billion. Also, since the adoption of the February 2009 Budget Package, various negative revenue and expenditure trends emerged resulting in a decreased revenue estimate for the 2008-09 fiscal year of $3.5 billion and a decreased revenue estimate for the 2009-10 fiscal year of $9.0 billion. Various other changes including lower property tax revenue and resulting increases to general fund spending and increased State health and social services spending contributed to an additional $3.1 billion in revised expenditures. Together, these factors contribute to a projected state budget shortfall of $21.3 billion by the end of June 2010. To address these negative revenue trends and the failure of State voters to ratify the budgetary measures, the Governor’s May Revision proposed a $21.3 billion package of budgetary solutions consisting of program cuts, new borrowing and tax increases. This increase in the projected deficit will require that the Governor and the Legislature work together to adopt budgetary solutions to bring the recently adopted 2009-10 budget back into balance.

Due to California’s difficult fiscal condition and the delayed adoption of the February 2009 Budget Package, S&P downgraded its rating on California’s general obligation debt in February 2009 from A+ to A, and in March 2009, Moody’s and Fitch followed by lowering their respective ratings on the bonds from A1 to A2 and A+ to A, causing California to have the lowest credit rating of all states in the nation at the time. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. This information has not been independently verified by the Acquiring Fund and may not apply to all California municipal securities acquired by the Acquiring Fund. The Acquiring Fund assumes no responsibility for the completeness or accuracy of such information. See “Risk Factors and Special Consideration— Factors Affecting Municipal Securities in California” in the Statement of Additional Information for a further discussion of factors affecting municipal securities in California.

Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities.

Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Acquiring Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of U.S. Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. There can be no assurance that there will not be a decline in economic condition or that particular California municipal securities in the portfolio of the Acquiring Fund will not be adversely affected by any changes.

Alternative Minimum Tax Risk

Each Fund, except for BCK, expects that a portion of the interest or income it produces may be includable in alternative minimum taxable income. Exempt interest dividends may also be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund may not be a suitable investment for investors subject to the U.S. Federal alternative minimum tax or who would become subject to such tax by investing in the Acquiring Fund. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the U.S. Federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

General Leverage Risk

Although the use of leverage by the Acquiring Fund may create an opportunity for higher total return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on municipal bonds to which the Acquiring Fund has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Acquiring Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Advisor nevertheless may determine to continue to use leverage if it expects that the benefits to the Acquiring Fund’s shareholders will outweigh the risk of a reduced return. There is no assurance that the Acquiring Fund’s leverage strategy will be successful. Leverage involves risks and special considerations that you should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage; and

•

the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Acquiring Fund were not leveraged, which may result in greater decline in the market price of the common shares.

While the Acquiring Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

As part of its leverage strategy, the Acquiring Fund may invest in leveraged residual certificates issued by TOBs. The residual certificates held by the Acquiring Fund include the right of the Acquiring Fund (1) to cause the holders of a proportional share of the floating rate certificates issued by a TOB trust to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB trust to the Acquiring Fund. Residual certificate municipal tender option bonds are derivative municipal bond securities that have embedded in them the risk of economic leverage. An investment in these securities typically will involve greater risk than a direct investment in a fixed rate municipal bond.

Distributions on the residual certificates will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the residual certificates paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual certificates that it sells. The greater the amount of short-term floating rate interests sold relative to the residual certificates, the more volatile the distributions on the residual certificates will be. The value of a residual certificate municipal tender option bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual certificates may not be liquid, which increases the volatility of these derivative instruments and means that the Acquiring Fund may not be able to sell them when it desires to do so.

Residual certificate municipal tender option bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Acquiring Fund’s investment in residual certificate municipal tender option bonds likely will adversely affect the Acquiring Fund’s net asset value per share and income and distributions to shareholders.

If short-term municipal interest rates rise, the holders of short-term floating rate interests in a TOBs trusts in which the Acquiring Fund owns the residual certificate may be put to the sponsor of the TOB trust. In order to prevent this from occurring, the Acquiring Fund may elect to terminate a TOBs trust in which it holds a residual interest by purchasing the municipal bonds held in the TOBs trust. In order to purchase such municipal bonds, the Acquiring Fund may liquidate investments, including liquidating investments in adverse market conditions and at a time it would not otherwise elect to sell them. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Acquiring Fund’s common shares and the returns to the holders of common shares.

Volatility Risk

The use of leverage by the Acquiring Fund will cause the net asset value, and possibly the market price, of the Acquiring Fund’s common shares to fluctuate more significantly in response to changes in interest rates and other economic indicators. In addition, the Acquiring Fund may invest a portion of its assets in non-investment grade municipal bonds, which may be less liquid and therefore more volatile than investment grade municipal bonds. As a result, the net asset value and market price of the common shares of the Acquiring Fund will be more volatile than those of a closed-end management investment company that is not exposed to leverage or that does not invest any of its assets in non-investment grade municipal bonds.

Non-Diversification

Each Fund is registered as a “non-diversified” investment company under the 1940 Act. For U.S. Federal income tax purposes, the Acquiring Fund, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Acquiring Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Acquiring Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Anti-Takeover Provisions

The Agreement and Declaration of Trust of the Acquiring Fund includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.

Recent Developments

Recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Acquiring Fund do not invest may adversely affect the liquidity and the value of securities in sectors of the equity, option and credit markets in which the Acquiring Fund do invest, including securities owned by the Acquiring Fund. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. Federal government actions, have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of securities to finance their operations. These developments may increase the volatility of the value of securities owned by the Acquiring Fund. These developments also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Acquiring Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by Acquiring Fund and adversely affect the net asset value and market price of the Acquiring Fund’s common shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact Acquiring Fund’s portfolio.

The United States and other countries currently are in a period of capital markets disruption and instability. The Investment Advisor believes the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future. This period may increase the probability that these risks could negatively impact Acquiring Fund’s portfolio.

Certain providers of insurance for municipal bonds have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal bond will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal bond will become more relevant and the value of the municipal bond would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal bond would decline and the insurance may not add any value. The insurance feature of a municipal bond normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

The Acquiring Fund may purchase insured municipal bonds and it may also inherit a substantial position in insured municipal bonds if the BCK Reorganization is consummated because BCK invests at least 80% of its total assets in insured municipal bonds under normal market conditions. The credit quality of the companies that provide credit enhancements or insurance to the municipal bonds owned by the Acquiring Fund may affect the value of such bonds, as described above.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. Federal government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Acquiring Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Acquiring Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Acquiring Fund. The Investment Advisor will monitor developments and seek to manage each Fund’s portfolio in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Special Risks Related to the Acquiring Fund’s Preferred Shares

General

There is risk associated with the issuance of the preferred shares to leverage the common shares. The net asset value and market value of the common shares are more volatile because of the preferred shares, and the yield to the holders of common shares tends to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Acquiring Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Acquiring Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Acquiring Fund had not issued preferred shares. Because the long-term municipal bonds in which the Acquiring Fund invests will typically pay fixed rates of interest while the dividend rate on the preferred shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Acquiring Fund will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the preferred shares. Accordingly, the Acquiring Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Acquiring Fund was not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. As a result, the Acquiring Fund might be in danger of failing to maintain asset coverage of 200% (as required by the 1940 Act) or of losing its ratings on the preferred shares or, in an extreme case, the Acquiring Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Acquiring Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

Due to the failure of auctions for preferred shares, the Acquiring Fund is not likely to be able to replace any preferred shares it redeems with additional auction preferred shares and the Acquiring Fund may not be able to replace the preferred shares with other types of leverage. No assurance can be given that the Acquiring Fund will be able to maintain its leverage levels following the completion of the Reorganizations.

Auction Risk

The dividend rate for the Acquiring Fund’s preferred shares is set through an auction process. In the auction, holders of preferred shares may indicate the dividend rate at which they would be willing to hold or sell their preferred shares or purchase additional preferred shares. The auction also seeks to provide liquidity for the sale of preferred shares. An auction fails if there are more preferred shares offered for sale than there are buyers. Owners of preferred shares generally are not able to sell their preferred shares at an auction if the auction fails. Since February of 2008, all of the auctions for the preferred shares of each Fund have failed. As a result, the preferred share dividend rates have been setting at their respective maximum applicable rates. A failed auction is not an event of default for a Fund but it has a negative impact on the liquidity of the Fund’s preferred shares. It is impossible to predict how long this imbalance will last. It is not expected that the Reorganizations will increase the liquidity of preferred shares issued by the Funds or that the Acquiring Fund will be able to hold successful auctions. A successful auction for any Target Fund’s or the Acquiring Fund’s preferred shares may not occur for some time, if ever, and even if liquidity does resume, preferred shareholders may not have the ability to sell the preferred shares at their liquidation preference. As a result, Acquiring Fund preferred shares, like Target Fund preferred shares should be considered illiquid.

Secondary Market Risk

If you try to sell your preferred shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Broker-dealers that maintain a secondary trading market for preferred shares, if any, are not required to maintain this market, and the Funds are not required to redeem shares if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your preferred shares outside of the auction process, you may receive less than the price you paid for them.

Ratings and Asset Coverage

While the Acquiring Fund anticipates that Moody’s will continue to assign a rating of “Aaa” to all series of the Acquiring Fund’s preferred shares and S&P will continue to assign a rating of “AAA” to all series of the Acquiring Fund’s preferred shares except for the Acquiring Fund Preferred Shares, Series W-7, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody’s is the only rating agency rating RAA’s series W-7 preferred shares and the Acquiring Fund anticipates that only Moody’s will rate the Acquiring Fund Preferred Shares, Series W-7, issued to holders of RAA series W-7 preferred shares in RAA’s Reorganization. Moody’s or S&P could downgrade the Acquiring Fund’s preferred shares, which may make your shares less liquid at an auction or in the secondary market. If Moody’s or S&P downgrades the Acquiring Fund’s preferred shares, the Acquiring Fund may alter its portfolio or redeem preferred shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Acquiring Fund may voluntarily redeem its preferred shares under certain circumstances. See “Additional Information About Preferred Shares of the Funds—Rating Agency Guidelines and Asset Coverage” for a description of the asset maintenance tests the Acquiring Fund must meet.

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The table below illustrates the anticipated reduction in expenses expected as a result of the Reorganizations. The table sets forth (i) the annual operating expenses paid by each Fund for the 12-month period ended January 31, 2009, (ii) the pro forma annual operating expenses for the Combined Fund, assuming all of the Reorganizations had taken place on January 31, 2009 and (iii) the pro forma annual operating expenses for the Combined Fund, assuming only the Reorganization of RAA into BFZ had taken place on January 31, 2009. As shown in footnote (g) to the table below, the Reorganization of all of the Target Funds into BFZ or the Reorganization of only RAA into BFZ is expected to result in a lower Baseline Expense Ratio for shareholders of each Fund.

Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several Fund combinations are possible and the pro forma effects on operating expenses for all possible combinations are not illustrated in the expense table below. The scenarios presented below, however, capture the range of possible pro forma outcomes. On a pro forma basis for the 12-month period ended January 31, 2009, the lowest total annual fund operating expense ratio would result if all of the Reorganizations were consummated, and the highest total annual fund operating expense ratio would result if only the Reorganization of RAA into BFZ was completed.

	BCL		RAA	BCK		BZA		BFZ		Pro Forma Combined Fund (All Target Funds into BFZ) (a)		Pro Forma Combined Fund (RAA into BFZ) (a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares (b)	None		None	None		None		None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None	None		None		None		None		None

Annual Expenses (as a percentage of average net assets attributable to common shares)	BCL		RAA	BCK		BZA		BFZ		Pro Forma Combined Fund (All Target Funds into BFZ) (a)		Pro Forma Combined Fund (RAA into BFZ) (a)
Investment Management Fees (c)(d)(e)(f)	0.95%		0.57%	0.92%		1.09%		1.02%		0.98%		0.98%
Other Expenses	0.32%		1.03%	0.36%		0.48%		0.24%		0.21%		0.25%
Interest Expense (g)	0.19%		0.09%	0.27%		0.09%		0.38%		0.28%		0.36%
Acquired Fund Fees and Expenses	0.02%		0.05%	0.07%		0.07%		0.06%		0.05%		0.06%
Total Annual Fund Operating Expenses (g)	1.48%		1.74%	1.62%		1.73%		1.70%		1.52%		1.65%
Less Contractual Fee Waiver	0.17	%(d)	—%	0.21	%(d)	0.30	%(d)	0.17	%(d)	0.17	%(e)	0.17	%(e)

Net Annual Fund Operating Expenses (f)(g)	1.31%		1.74%	1.41%		1.43%		1.53%		1.35%		1.48%

(a)	Assumes the Reorganizations had taken place on January 31, 2009.
(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund’s common and preferred shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE Amex, as applicable, through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	The Investment Advisor’s contractual management fee (after the expiration of scheduled fee waivers) for each Trust as a percentage of its average weekly managed assets is indicated in the table below.

BCL	RAA	BCK	BZA	BFZ	Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
0.55%	0.35%	0.55%	0.65%	0.60%	0.58%	0.58%

(d)	The Investment Advisor has contractually agreed to waive its fee as a percentage of average weekly managed assets for specified periods of time as reflected in the following table. Each waiver is scheduled to end during the year 2012 and each Fund’s full investment management fee will be payable to the Investment Advisor upon completion of the waiver period.

Through Month* Ending,	BCL	RAA	BCK	BZA	BFZ
2009	0.10%	—	0.10%	0.20%	0.10%
2010	0.05%	—	0.05%	0.15%	0.05%
2011	0.05%	—	—	0.10%	—
2012	0.05%	—	—	0.05%	—
* Through July 31 for BCL and BFZ, October 31 for BCK and April 30 for BZA.

(e)	In connection with the Reorganizations, the Acquiring Fund’s (BFZ’s) contractual management fee detailed in footnote (c) above will be reduced by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers). In addition to this reduction, the Acquiring Fund’s contractual fee waiver will be extended for an additional two years beyond the expiration of the Acquiring Fund’s contractual fee waiver, through December 31, 2012. If any of the Reorganizations is approved, the Investment Advisor will waive fees for the Acquiring Fund as follows: (i) 0.10% in 2009, (ii) 0.05% in 2010, (iii) 0.03% in 2011 and (iv) 0.01% in 2012. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

(f)	In addition to the contractual waivers described in footnotes (d) and (e) above, the Investment Advisor has voluntarily agreed to waive its fee by the amount of investment management fees each Fund pays to the Investment Advisor indirectly through its investment in affiliated money market funds. Taking into account this voluntary waiver, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) are as follows:

BCL	RAA	BCK	BZA	BFZ	Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
1.27%	1.71%	1.38%	1.36%	1.50%	1.33%	1.45%

(g)	This table includes interest expenses associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). However, such interest expenses are actually paid by special purpose vehicles in which the Funds invest, not the Funds themselves. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in tender option bonds is included for purposes of reporting a Fund’s total annual operating expenses. Therefore, the level of a Fund’s total annual operating expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in tender option bonds, even though both types of leverage have similar effects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of preferred shares and in the form of tender option bonds has varied from time to time over the past year, as each Fund has invested in tender option bonds from time to time to redeem preferred shares. For these reasons, the Boards believe that the comparison in the table below among the Funds’ total annual operating expenses, excluding this interest expense, provides a better way of measuring the affect of the Reorganizations on the Funds’ expenses:

Annual Baseline Expenses (as a percentage of average net assets attributable to common shares)	BCL	RAA	BCK	BZA	BFZ	Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
Total Baseline Expenses	1.29%	1.65%	1.35%	1.64%	1.32%	1.24%	1.29%
Less Contractual Fee Waiver	0.17%	—%	0.21%	0.30%	0.17%	0.17%	0.17%

Net Baseline Expenses	1.12%	1.65%	1.14%	1.34%	1.15%	1.07%	1.12%

The following example is intended to help you compare the costs of investing in the common shares of the Acquiring Fund pro forma if all the Reorganizations are completed and if only the Reorganization of RAA into BFZ is completed, with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses (including interest expenses as reported in the fee table) on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of average net assets attributable to common shares) set forth in the expense table on page 23 and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BCL (a)	$13	$44	$77	$175
RAA	$18	$56	$96	$208
BCK (a)	$14	$49	$86	$192
BZA (a)	$15	$48	$88	$200
BFZ (a)	$16	$52	$91	$202
Pro Forma Combined Fund (All Target Funds into BFZ) (b)	$14	$45	$81	$181
Pro Forma Combined Fund (RAA into BFZ) (b)	$15	$50	$88	$195

(a)	Includes the contractual waiver described in footnote (d) to the fee table on page 24, as applicable.
(b)	Includes the contractual waiver described in footnote (e) to the fee table on page 24, as applicable.

As discussed elsewhere in this Joint Proxy Statement/Prospectus, the Boards believe that a comparison among the Funds’ Baseline Expenses is the most meaningful comparison for investors in evaluating the Reorganizations. The following example is intended to help you compare the Baseline Expenses associated with investing in the common shares of the Acquiring Fund on a pro forma basis if all the Reorganizations are completed, and if only the Reorganization of RAA into BFZ is completed, with the Baseline Expenses associated with investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following Baseline Expenses on a $1,000 investment, assuming (1) the Baseline Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BCL (a)	$11	$38	$67	$153
RAA	$17	$53	$91	$198
BCK (a)	$12	$40	$72	$161
BZA (a)	$14	$45	$83	$190
BFZ (a)	$12	$40	$71	$158
Pro Forma Combined Fund (All Target Funds into BFZ) (b)	$11	$37	$66	$149
Pro Forma Combined Fund (RAA into BFZ) (b)	$11	$38	$68	$154

(a)	Includes the contractual waiver described in footnote (d) to the fee table on page 24, as applicable.
(b)	Includes the contractual waiver described in footnote (e) to the fee table on page 24, as applicable.

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Such expenses are estimated to be $746,884 in the aggregate, of which $177,321 is estimated to be attributable to BFZ, $153,919 is estimated to be attributable to

BCL, $129,203 is estimated to be attributable to RAA, $145,705 is estimated to be attributable to BCK and $140,736 is estimated to be attributable to BZA. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

REASONS FOR THE REORGANIZATIONS

The factors considered by the Boards with regard to the Reorganizations include, but are not limited to, the following:

1.	The expectation that, based on the most likely combination of potential Reorganizations, the Combined Fund will have a Baseline Expense Ratio that is lower than that of each Fund prior to the Reorganizations.

The Board of each Target Fund, based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit common shareholders of its Target Fund and, potentially, preferred shareholders of each respective Target Fund. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit common shareholders of the Acquiring Fund and, potentially, preferred shareholders of the Acquiring Fund. Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards have reviewed data presented by the Investment Advisor, and have determined that the most likely combination of Reorganizations (i.e., if all the Reorganizations are completed) would result in a reduced Baseline Expense Ratio for each Fund, as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. The Boards believe that the completion of all of the Reorganizations would result in a Baseline Expense Ratio for the Combined Fund of 1.24% on a pro forma basis for the 12-month period ended January 31, 2009, representing a reduction in the Baseline Expense Ratio for each Fund ranging from 0.41% for RAA to 0.05% for BCL, each as a percentage of average net assets attributable to common shares.

The Boards believe that a comparison among the Funds’ Baseline Expenses is the most meaningful comparison for investors in evaluating the Reorganizations. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investments in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in tender option bonds is included for purposes of reporting a Fund’s total annual operating expenses. Therefore, the level of a Fund’s total annual operating expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in tender option bonds, even though both types of leverage have similar affects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of preferred shares and in the form of tender option bonds has varied from time to time over the past year, as each Fund has invested in tender option bonds from time to time to redeem preferred shares. For these reasons, the Boards believe that a comparison among the Funds’ Baseline Expenses provides a better way of measuring the effect of the Reorganizations on the Funds’ common shareholders.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The BCL Board further recognized that on a pro forma basis for the 12-month period ended January 31, 2009, BCL’s Baseline Expense Ratio during the year 2012 is projected to be higher if it participates in any combination of Reorganizations than if it remained on a stand-alone basis. If the Reorganization of BCL into BFZ was the only Reorganization completed, this disparity would be at its greatest. However, for the years 2009 and 2010, and beginning again in 2013 and thereafter, BCL is projected to realize a lower Baseline Expense Ratio on a pro forma basis if it participated in any combination of Reorganizations than if it remained on a stand-alone basis. There would generally be no projected effect on BCL’s Baseline Expense Ratio in 2011 resulting from any combination of Reorganizations. The increase in BCL’s Baseline Expense Ratio in 2012 relative to what it would be if BCL remained on a stand-alone basis largely results from a combination of (1) different scheduled declines in the contractual fee waivers of BCL and the Combined Fund between 2009 and 2013 and (2) different base contractual advisory fee rates for BCL and the Combined Fund between 2009 and 2013. Please see notes (c) through (e) to the expense table under “Expense Table for Common Shareholders” and “Management of the Funds—The Investment Advisor.” Because it is anticipated that BCL will benefit from participating in the Reorganizations over the long-term, the Board of BCL has determined that BCL’s participation in the Reorganizations would be in the best interests of BCL’s shareholders.

2.	Shareholders will remain invested in a non-diversified, closed-end management investment company that will have substantially greater net assets and the same or substantially similar (but not identical) investment strategies and investment objective.

Through the Reorganizations, shareholders will be invested in the Combined Fund with the same or substantially similar (but not identical) objective and strategies as the Target Funds and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of each Target Fund’s shareholders’ current investments, subject to the differences described in “Proposal 1: Reorganization of the Target Funds—Comparison of the Funds.”

3.	The expectation that the Combined Fund will allow each Fund’s shareholders to maintain a competitive distribution yield, while offering Target Fund shareholders a comparable investment experience.

4.	The expectation that the Combined Fund may achieve certain potential benefits for common shareholders of each Fund from its larger asset base, including but not limited to the benefit of greater diversification and ability to trade in larger positions.

The larger net asset base of the Combined Fund may permit the Combined Fund to achieve certain economies of scale, as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. Further, the larger net asset base will provide greater liquidity to the Combined Fund.

5.	The expectation that the proposed Reorganizations may benefit the owners of the Funds’ preferred shares because of the larger asset base of the Combined Fund.

Preferred shareholders may derive potential benefits from the greater asset base of the Combined Fund relative to each Fund on a stand-alone basis, which could give the Combined Fund a greater ability to utilize TOBs and/or issue LEARS as a replacement for the Combined Fund’s outstanding preferred shares. However, to date, none of the Funds or any other BlackRock closed-end fund has issued LEARS as a replacement for preferred shares and there is no guarantee that the Combined Fund will issue LEARS or TOBs as a replacement for its preferred shares in the future. In addition, the Combined Fund will not be required to redeem any of the Fund’s outstanding preferred shares as a result of the Reorganizations, and the Boards do not anticipate that auctions for the Combined Fund’s preferred shares will begin to clear after the Reorganizations and generally anticipate that auctions for the Combined Fund’s preferred shares will continue to fail. Nevertheless, the Boards anticipate that participating in the Reorganizations will not have any material adverse effect on the Funds’ preferred shareholders. None of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds, and except as described in this Joint Proxy Statement/Prospectus, the terms of the newly issued series of Acquiring Fund Preferred Shares to be distributed to preferred shareholders of the Target Funds in connection with the Reorganizations will be substantially similar to the terms of the Target Fund preferred shares that such shareholders currently hold., except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

6.	The expectation that the Combined Fund may have certain marketing advantages, such as more research coverage, due to its increased size.

7.	Shareholders will recognize no gain or loss for U.S. Federal income tax purposes as a result of the Reorganizations, as each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

In the Reorganizations, each Target Fund will merge with and into the Merger Subsidiary. Target Fund common shares or Target Fund preferred shares will be exchanged for Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, respectively, pursuant to each Reorganization. Following the Reorganizations, the Merger Subsidiary will be liquidated into the Acquiring Fund. Except for such holders of RAA preferred shares who demand their appraisal rights, shareholders of each Target Fund and of the Acquiring Fund will recognize no gain or loss for U.S. Federal income tax purposes pursuant to any of the Reorganizations.

8.	The identity, investment style and strategies of the portfolio management team that will manage the Combined Fund.

Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See “Management of the Funds.”

The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of the Target Funds, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in the Target Funds as a result of the proposed Reorganizations. In addition, nothing will require either the Target Funds or the Acquiring Fund to dispose of holdings in the Target Funds’ portfolios if, in the reasonable judgment of the Target Fund Boards, Acquiring Fund Board or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganizations for U.S. Federal income tax purposes.

9.	The expectation that shareholders of the Funds will receive substantially the same services after the Reorganizations.

The Board of each Fund believes that the Reorganizations would benefit shareholders of the Funds, based on a number of factors, including that shareholders would not be diluted with respect to net asset value; the relative similarity of the investment strategies and policies of the Funds; the larger net asset base of the Combined Fund after the Reorganizations; the capabilities of the management team of the Combined Fund that would manage the Combined Fund; and the possibility of achieving economies of scale going forward. Considering these and other reasons, the Board of each Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors, particularly if all of the Reorganizations are approved, which the Boards believes is the most likely result of all of the potential combinations of proposed reorganizations.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine five Funds that are the either same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each of BCL, BZA and the Acquiring Fund is to provide current income exempt from regular U.S. Federal and California income taxes. Similarly, the investment objective of RAA is to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal and California income tax consistent with preservation of capital. The investment objective of BCK is to provide current income exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax. The Funds have the same investment adviser. Each Fund invests primarily in municipal bonds that pay interest that is exempt from regular U.S. Federal and California income taxes, except that BCK is limited to investing in insured California municipal bonds that do not pay interest that is subject to the U.S. Federal alternative minimum tax.

In the Reorganizations, each Target Fund will merge with and into the Merger Subsidiary. Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into Acquiring Fund. The outstanding common shares of each Target Fund will be exchanged for newly-issued Acquiring Fund Common Shares, par value $0.001 per share. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional common shares). Further, each of the outstanding preferred shares of each Target Fund will, without any action on the part of the holder thereof, be exchanged for one share of Acquiring Fund Preferred Shares, liquidation preference $25,000 per share, having substantially similar terms, including the same auction dates, dividend periods and dividend payment dates, as such series of preferred shares of each Target Fund, except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

The following Acquiring Fund Preferred Shares will be issued in exchange for Target Fund preferred shares:

•

BFZ will issue additional shares of its Series T-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCL series T-7 preferred shares. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series T-7, received by BCL series T-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCL series T-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, will be distributed to holders of BCL series T-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, like the BCL series T-7 preferred shares, will generally have a dividend period of seven days, a Tuesday auction date and a Wednesday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Acquiring Fund Preferred Shares, Series T-7, issued in the Reorganization will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding Acquiring Fund Preferred Shares, Series T-7, immediately preceding the closing of the Reorganization, and former holders of BCL series T-7 preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. Because all the auctions for Acquiring Fund Preferred Shares, Series T-7, and the BCL series T-7 preferred shares have failed since February 2008 and both series of preferred shares earn dividends at the same rate following a failed auction, it is anticipated that the dividend rate payable during this initial dividend period will be the same rate at which dividends were accruing on the BCL series T-7 preferred shares immediately prior to completion of the Reorganization. The Acquiring Fund Preferred Shares, Series T-7, issued in the Reorganization will auction with the currently outstanding Acquiring Fund Preferred Shares, Series T-7, on the Tuesday following the closing date of the Reorganization and the Acquiring Fund will pay dividends to all holders of Acquiring Fund Preferred Shares, Series T-7, on the Wednesday following the Reorganization.

•

BFZ will issue additional shares of its Series R-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCL series R-7 preferred shares. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series R-7, received by BCL series R-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCL series R-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, will be distributed to holders of BCL series R-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, like the BCL series R-7 preferred shares, will generally have a dividend period of seven days, a Thursday auction date and a Friday dividend payment date. Because it is anticipated that the Reorganization will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganization) for the Acquiring Fund Preferred Shares, Series R-7, issued in the Reorganization will be seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for outstanding Acquiring Fund Preferred Shares, Series R-7, immediately preceding the closing of the Reorganization, and former holders of BCL series R-7 preferred shares will begin earning dividends at this rate on the closing date of the Reorganization. Because all the auctions for Acquiring Fund Preferred Shares, Series R-7, and the BCL series R-7 preferred shares have failed since February 2008 and both series of preferred shares earn dividends at the same rate following a failed auction, it is anticipated that the dividend rate payable during this initial dividend period will be the same rate at which dividends were accruing on the BCL series R-7 preferred shares immediately prior to completion of the Reorganization. The Acquiring Fund Preferred Shares, Series R-7, issued in the Reorganization will auction with the currently outstanding Acquiring Fund Preferred Shares, Series R-7, on the Thursday following the closing date of the Reorganization and the Acquiring Fund will pay dividends to all holders of Acquiring Fund Preferred Shares, Series R-7, on the Friday following the Reorganization.

•

BFZ will issue shares of its new Series W-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of RAA series W-7 preferred shares who do not exercise their appraisal rights. This series of preferred shares will be designated as “Series W-7.” The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series W-7, received by RAA series W-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of RAA series W-7 preferred shares outstanding immediately prior to the Reorganization and held by shareholders who do not exercise their appraisal rights. The Acquiring Fund Preferred Shares, Series W-7, will be distributed to holders of RAA series W-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series W-7, like the RAA series W-7 preferred shares, will generally have a dividend period of seven days, a Wednesday auction date and a Thursday dividend payment date. Because it is anticipated that the Reorganizations will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganizations) for the Acquiring Fund Preferred Shares, Series W-7, issued in the Reorganizations will be shorter than seven days. The dividend rate for this initial dividend period will be the rate set at the most recent auction for RAA series W-7 preferred shares immediately preceding the closing of the Reorganizations, and holders of Acquiring Fund Preferred Shares, Series W-7, will begin earning dividends at this rate on the closing date of the Reorganizations. The Acquiring Fund Preferred Shares, Series W-7, issued in the Reorganizations will auction on the Wednesday following the closing date of the Reorganizations and the Acquiring Fund will pay dividends to holders of Acquiring Fund Preferred Shares, Series W-7, on the Thursday following the Reorganizations.

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BFZ will issue shares of its new Series F-7 preferred shares, par value $0.001 per share and a liquidation preference of $25,000 per share, to holders of BCK and BZA series F-7 preferred shares. This series of preferred shares will be designated as “Series F-7.” The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series F-7, received by BCK series F-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BCK series F-7 preferred shares outstanding immediately prior to the Reorganization. The aggregate liquidation preference of Acquiring Fund Preferred Shares, Series F-7, received by BZA series F-7 preferred shareholders in the Reorganization will equal the aggregate liquidation preference of BZA series F-7 preferred shares outstanding immediately prior to the Reorganization. The Acquiring Fund Preferred Shares, Series F-7, will be distributed to holders of BCK and BZA series F-7 preferred shares, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization.

The Acquiring Fund Preferred Shares, Series F-7, like the BCK and BZA series F-7 preferred shares, will generally have a dividend period of seven days, a Friday auction date and a Monday dividend payment date. Because it is anticipated that the Reorganizations will close on a Friday, the initial dividend period (i.e., the dividend period immediately following the closing of the Reorganizations) for the Acquiring Fund Preferred Shares, Series F-7, issued in the Reorganizations will be an eight-day period from and including the closing date, to and including the following Friday. The dividend rate for this initial dividend period will be a rate set pursuant to a resolution of the Acquiring Fund’s Board prior to the closing date, which will be the rate set at the most recent auction for BCK and BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations, if the rate set for each of those series of preferred shares at such auctions is the same, and holders of Acquiring Fund Preferred Shares, Series F-7, will begin earning dividends at this rate as of the closing date of the Reorganizations. The Boards anticipate that the rate set at the most recent auction for BCK series F-7 preferred shares immediately preceding the closing of the Reorganizations will be the same as the rate set at the most recent auction for BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations because BCK’s and BZA’s preferred share auctions are currently failing, thus resulting in each rate being set at the maximum rate, which is calculated pursuant to the same formula for both BCK and BZA. However, if the rate set at the most recent auction for BCK series F-7 preferred shares immediately preceding the closing of the Reorganizations differs from the rate set at the most recent auction for BZA series F-7 preferred shares immediately preceding the closing of the Reorganizations, the Board will set a dividend rate for this initial dividend period equal to the higher of the BCK and BZA rates. The Acquiring Fund Preferred Shares, Series F-7, issued in the Reorganizations will begin their auctions on the Friday following the closing date of the Reorganizations and the Acquiring Fund will begin paying dividends to holders of Acquiring Fund Preferred Shares, Series F-7, on the second Monday following the Reorganizations.

Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Board of each Target Fund, based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit common shareholders of its Target Fund and, potentially, preferred shareholders of its Target Fund. In particular, the Target Fund Boards reviewed data presented by the Investment Advisor showing that each Target Fund will experience a reduced Baseline Expense Ratio as a result of the most likely combination of the proposed Reorganizations (i.e., if all of the Reorganizations are completed), as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. The Boards believe that the completion of all of the Reorganizations would result in a Baseline Expense Ratio for the Combined Fund of 1.24% on a pro forma basis for the 12-month period ended January 31, 2009, representing a reduction in the Baseline Expense Ratio for each Fund ranging from 0.41% for RAA to 0.05% for BCL, each as a percentage of average net assets attributable to common shares.

The Boards believe that a comparison among the Funds’ Baseline Expenses is the most meaningful comparison for investors in evaluating the Reorganizations. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investments in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in TOBs is included for purposes of reporting a Fund’s total annual operating expenses. Therefore, the level of a Fund’s total annual operating expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in TOBs, even though both types of leverage have similar effects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of preferred shares and in the form of TOBs has varied from time to time over the past year, as each Fund has invested in TOBs from time to time to redeem preferred shares. For these reasons, the Boards believe that a comparison among the Funds’ Baseline Expenses provides a better way of measuring the effect of the Reorganizations on the Funds’ common shareholders.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The BCL Board further recognized that on a pro forma basis for the 12-month period ended January 31, 2009, BCL’s Baseline Expense Ratio during the year 2012 is projected to be higher if it participates in any combination of Reorganizations than if it remained on a stand-alone basis. If the Reorganization of BCL into BFZ was the only Reorganization completed, this disparity would be at it greatest. However, for the years 2009 and 2010, and beginning again in 2013 and thereafter, BCL is projected to realize a lower Baseline Expense Ratio on a pro forma basis if it participated in any combination of Reorganizations than if it remained on a stand-alone basis. There would generally be no projected effect on BCL’s Baseline Expense Ratio in 2011 resulting from any combination of Reorganizations. The increase in BCL’s Baseline Expense Ratio in 2012 relative to what it would be if BCL remained on a stand-alone basis largely results from a combination of (1) different scheduled declines in the contractual fee waivers of BCL and the Combined Fund between 2009 and 2013 and (2) different base contractual advisory fee rates for BCL and the Combined Fund between 2009 and 2013. Please see notes (c) through (e) to the expense table under “Expense Table for Common Shareholders” and “Management of the Funds—The Investment Advisor.” Because it is anticipated that BCL will benefit from participating in the Reorganizations over the long-term, the Board of BCL has determined that BCL’s participation in the Reorganizations would be in the best interests of BCL’s shareholders.

The Boards also anticipate that the Reorganizations have the potential to benefit preferred shareholders of the Funds. Preferred shareholders may derive potential benefits from the greater asset base of the Combined Fund relative to each Fund on a stand-alone basis, which could give the Combined Fund a greater ability to utilize TOBs and/or issue LEARS as a replacement for the Combined Fund’s outstanding preferred shares. However, to date, none of the Funds or any other BlackRock closed-end fund has issued LEARS as a replacement for preferred shares and there is no guarantee that the Combined Fund will issue LEARS or TOBs as a replacement for its preferred shares in the future. In addition, the Combined Fund will not be required to redeem any of the Fund’s outstanding preferred shares as a result of the Reorganizations, and the Boards do not anticipate that auctions for the Combined Fund’s preferred shares will begin to clear after the Reorganizations and generally anticipate that auctions for the Combined Fund’s preferred shares will continue to fail. Nevertheless, the Boards anticipate that participating in the Reorganizations will not have any material adverse effect on the Funds’ preferred shareholders. None of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds, and except as described in this Joint Proxy Statement/Prospectus, the terms of the newly issued series of Acquiring Fund Preferred Shares to be distributed to preferred shareholders of the Target Funds in connection with the Reorganizations will be substantially similar to the terms of the Target Fund preferred shares that such shareholders currently hold., except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

The Acquiring Fund’s investment objective is to provide current income exempt from regular U.S. Federal and California income taxes. The Acquiring Fund cannot guarantee that it will achieve its investment objective. The Acquiring Fund’s investment objective is a fundamental policy and may not be changed without prior shareholder approval. The investment objective and policies of the Acquiring Fund are either the same or substantially similar (but not identical) to those of the Target Funds. For a comparison of the Funds, see “Comparison of the Funds.” The following discussion describes the current investment policies of the Acquiring Fund, which will become the investment policies of the Combined Fund.

The Acquiring Fund will invest primarily in municipal bonds that pay interest that is exempt from regular U.S. Federal income tax and California income taxes. Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. This policy is fundamental and may be changed only with shareholder approval. Under normal market conditions, the Acquiring Fund expects to be fully invested (at least 95% of its net assets) in such tax-exempt municipal bonds. The table below summarizes as of April 30, 2009 the approximate amount invested in tax-exempt municipal bonds as a percentage of total assets for the Combined Fund (i) if all the Reorganizations are completed and (ii) if only the RAA Reorganization is completed:

Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
93.87%	93.35%

Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated AAA in which the Acquiring Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated Baa or BBB are considered “investment grade” securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher grade municipal bonds. The table below summarizes as of April 30, 2009 the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for the Combined Fund (i) if all the Reorganizations are completed and (ii) if only the RAA Reorganization is completed:

Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
91.21%	89.46%

The Acquiring Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on the Investment Advisor’s research and analysis when investing in these securities. The table below summarizes as of April 30, 2009 the approximate amount invested in below investment grade municipal bonds as a percentage of total assets for the Combined Fund (i) if all the Reorganizations are completed and (ii) if only the RAA Reorganization is completed:

Pro Forma Combined Fund (All Target Funds into BFZ)	Pro Forma Combined Fund (RAA into BFZ)
2.66%	3.89%

The foregoing credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds is set forth in Appendix D of the Statement of Additional Information. See “Risk Factors and Special Considerations—California Municipal Securities” above for a general description of the economic and credit characteristics of municipal issuers in California. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Acquiring Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Acquiring Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular U.S. Federal income tax. Subject to the Acquiring Fund’s policy of investing at least 80% of its total assets in municipal bonds exempt from California income tax, the Acquiring Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax. See “—Other Investment Companies” and “—Tax-Exempt Preferred Shares.”

The Acquiring Fund will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Investment Advisor’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for the Acquiring Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Acquiring Fund will generally result in capital gains distributions subject to U.S. Federal capital gains tax.

The Acquiring Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated at least investment grade. Under normal circumstances BCK will invest at least 80% of its total assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance will be from insurers having a claims-paying ability rated at least investment grade.

The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Acquiring Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods, in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objective under these circumstances. The Acquiring Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields.

The Acquiring Fund cannot change its investment objective without the approval of a 1940 Act Majority of the holders of its outstanding common shares and the preferred shares voting together as a single class, and of the holders of a 1940 Act Majority of its outstanding preferred shares voting as a separate class. See “Additional Information About Preferred Shares of the Funds—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

The Acquiring Fund may invest in, among other things, the types of securities and instruments described below.

Municipal Bonds

General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Acquiring Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Acquiring Fund will only purchase municipal bonds representing lease obligations where the Investment Advisor believes the issuer has a strong incentive to continue making appropriations until maturity.

The municipal bonds in which the Acquiring Fund will invest are generally issued by the State of California, political subdivisions of the State of California, and authorities or other intermediaries of the State of California and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Investment Advisor to be reliable, is exempt from regular U.S. Federal income tax and California income taxes. The Investment Advisor will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Acquiring Fund. The Acquiring Fund may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. Federal income tax and California income taxes. In addition to the types of municipal bonds described in this

Joint Proxy Statement/Prospectus, the Acquiring Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular U.S. Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as municipal bonds. The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Acquiring Fund may be shortened, depending on market conditions.

When-Issued and Forward Commitment Securities

The Acquiring Fund may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash, or other liquid high grade debt securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the fund’s advisory and other fees and expenses with respect to assets so invested. Holders of shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent the Acquiring Fund invests in other investment companies, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than the Investment Advisor. The Acquiring Fund treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

The Acquiring Fund may also invest up to 10% of its total assets in preferred interests of other investment companies that pay dividends that are exempt from regular U.S. Federal income tax. A portion of such dividends may be capital gain distributions subject to U.S. Federal capital gains tax. Such investment companies in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular U.S. Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investments in such tax-exempt preferred shares involve many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Acquiring Fund treats investments in tax-exempt preferred shares as investments in municipal bonds.

OTHER INVESTMENT POLICIES

The Acquiring Fund has adopted certain other policies as set forth below:

Portfolio Investments

The Acquiring Fund will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular U.S. Federal income tax and California income taxes.

The Acquiring Fund currently invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Acquiring Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Acquiring Fund may invest directly. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Acquiring Fund will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Acquiring Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Investment Objective and Policies of the Acquiring Fund – Repurchase Agreements” in the Statement of Additional Information. To the extent the Acquiring Fund invests in taxable investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Acquiring Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

Also included within the general category of municipal bonds described in this Joint Proxy Statement/Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Acquiring Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Acquiring Fund will only purchase Municipal Lease Obligations where the Investment Advisor believes the issuer has a strong incentive to continue making appropriations until maturity.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 2005. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or up on municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

In addition to the types of municipal bonds described in the prospectus, the Acquiring Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular U.S. Federal income tax or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all such tax-exempt securities as municipal bonds.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices. While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Duration Management and Other Management Techniques

The Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Additional Investment Management Techniques”). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Acquiring Fund to use them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates). The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction.

Futures Contracts and Options on Futures Contracts. The Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Acquiring Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC.

Calls on Securities, Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Acquiring Fund’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Acquiring Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks. The Acquiring Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). A MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. A MMD Rate Lock is a contract between the Acquiring Fund and a MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys a MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Acquiring Fund. The Acquiring Fund will not enter into MMD Rate Locks if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

Appendix E of the Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Acquiring Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are:

(a)	less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund’s portfolio;

(b)	possible lack of a liquid secondary market for closing out a position in such instruments;

(c)	losses resulting from interest rate or other market movements not anticipated by the Investment Advisor; and

(d)	the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Acquiring Fund to engage in Additional Investment Management Techniques.

Short Sales

The Acquiring Fund may make short sales of municipal bonds. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Acquiring Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Acquiring Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

In light of the ongoing crisis in the financial and credit markets, the SEC has adopted temporary rules designed to eliminate certain short selling practices seen as improper or abusive and detrimental to the integrity of the markets. Additionally, during the dramatic decline in the financial markets in September and October of 2008, the SEC issued an emergency order, which expired with the passage of the Emergency Economic Stabilization Act of 2008, prohibiting the short sale of securities of many companies in an attempt to stabilize the financial markets. The SEC has also announced recently that it is proposing amendments to Regulation SHO under the Securities Exchange Act of 1934 to restrict short selling. Although these new regulations are meant to curb abusive practices, stabilize the financial markets and provide the SEC with useful market information, these new regulations, and the potential for further interventions by the SEC and/or other U.S. regulators, may also have the effect of discouraging or impeding otherwise legitimate short selling practices due to the increased economic, regulatory, compliance and disclosure obligations and/or risks that they present.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have either the same or substantially similar (but not identical) investment objectives. The investment objectives of BCL, BZA and the Acquiring Fund are to provide current income exempt from regular U.S. Federal and California income taxes. The investment objective of RAA is to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal and California income tax consistent with preservation of capital. The investment objective of BCK is to provide current income exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax. Each of the Fund’s investment objectives is a fundamental policy and may not be changed without prior shareholder approval.

Investment Strategies and Restrictions

The Funds have either the same or substantially similar (but not identical) investment strategies and restrictions. As a fundamental policy, under normal market conditions, each of BFZ, RAA, BCL and BZA invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. Federal income tax and California income tax. As a fundamental policy, under normal market conditions, BCK invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.

Each of BFZ, BCL, BZA and RAA, under normal market conditions, invests at least 80% of its total assets in investment grade quality municipal bonds. BCK’s investment grade policy diverges from those of the other Funds because BCK generally invests in insured municipal bonds. As a matter of non-fundamental policy, under normal market conditions, BCK invests at least 80% of its total assets in municipal bonds that are insured as to principal and interest. Insurance may include, without limitation, original issue insurance, secondary insurance or portfolio insurance. Such municipal bond insurance will be from insurers having a claims-paying ability rated at least investment grade. BCK has adopted a policy to provide shareholders of BCK at least 60-days prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the 1940 Act, and the rules and regulations thereunder. Under normal circumstances, BCK also is required to invest as least 80% of its total assets in municipal bonds that pay interest that is exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax. The other Funds may invest in securities subject to the U.S. Federal alternative minimum tax.

Each Fund may invest up to 20% of its total assets in high yield securities. In addition, each of BFZ, BCL, BCK and BZA may invest 25% or more of its total assets in municipal obligations in the same economic sector, while RAA has no such policy with respect to economic sector. Finally, each of BCL, BZA and BFZ may invest up to 10% of its respective total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. Federal income tax; whereas BCK’s policy with respect to tax-exempt preferred shares has the same 10% limitation, but adds that the dividends also must be exempt from the U.S. Federal alternative minimum tax and California income tax. RAA has no such policy with respect to tax-exempt preferred shares.

A further comparison of the investment strategies and significant operating policies used by the Funds is set forth in the table below. The investment strategies and significant operating policies of the Combined Fund will be those of BFZ.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Investment Objective	Investment Objective	Investment Objective	Investment Objective
To provide current income exempt from regular U.S. Federal and California income taxes.	Same as BFZ.	To provide current income exempt from Federal income tax, including the U.S. Federal alternative minimum tax and California income tax.	To provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal and California income tax consistent with preservation of capital.

Investment Grade Policy	Investment Grade Policy	Investment Grade Policy	Investment Grade Policy
Under normal market conditions, BFZ will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.	Same as BFZ.	Under normal circumstances BCK will invest at least 80% of its total assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance will be from insurers having a claims-paying ability rated at least investment grade.	Under normal circumstances, at least 80% of the RAA’s assets will be invested in securities rated investment grade by Moody’s (including those rated as low as Baa3, MIG-4 or P-3), S&P (including those rated as low as BBB-, SP-2 or A-3), Fitch (including those rated as low as BBB- or P-3) or other nationally recognized statistical rating organization.

Alternative Minimum Tax	Alternative Minimum Tax	Alternative Minimum Tax	Alternative Minimum Tax
May invest in securities subject to the U.S. Federal alternative minimum tax.	Same as BFZ.

Under normal circumstances, BCK will invest as least 80% of its total assets in municipal bonds that pay interest that is exempt from regular U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.

May not invest in securities subject to the U.S. Federal alternative minimum tax.

Same as BFZ.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
High Yield Securities	High Yield Securities	High Yield Securities	High Yield Securities
BFZ may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.	Same as BFZ.	Same as BFZ.	Same as BFZ.

Insurance	Insurance	Insurance	Insurance
No policy. BFZ may purchase insured bonds and may purchase insurance for bonds in its portfolio.	Same as BFZ.	Generally invests in municipal bonds insured by an entity with claims-paying abilities rated at least investment grade.	Same as BFZ.

Economic Sector Diversity	Economic Sector Diversity	Economic Sector Diversity	Economic Sector Diversity
May invest 25% or more of its total assets in municipal obligations in the same economic sector.	Same as BFZ.	Same as BFZ.	No policy.

Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures
During temporary defensive periods, and in order to keep BFZ’s cash fully invested, BFZ may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.	Same as BFZ.	Same as BFZ.	For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, RAA may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers’ acceptances.

Acquiring Fund	Target Funds
BFZ	BCL & BZA	BCK	RAA
Other Investment Companies	Other Investment Companies	Other Investment Companies	Other Investment Companies
BFZ may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BFZ may invest directly.	Same as BFZ.	Same as BFZ.	No policy.

Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares
BFZ may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. Federal income tax.	Same as BFZ.	BCK may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.	No policy.

Common Share Dividends	Common Share Dividends	Common Share Dividends	Common Share Dividends
Monthly.	Same as BFZ.	Same as BFZ.	Same as BFZ.

Preferred Shares(a)	Preferred Shares	Preferred Shares(d)	Preferred Shares(e)

T- 7: $50,450,000 R- 7: $50,450,000	For BCL(b): T - 7: $29,875,000 R - 7: $29,875,000 For BZA(c): F - 7: $27,975,000	F-7: $37,550,000	W-7: $6,825,000

(a)	On June 15, 2009, the Board of BFZ approved the redemption of 598 of BFZ’s issued and outstanding T-7 preferred shares and 598 of BFZ’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $29,900,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of 264 of BCL’s issued and outstanding T-7 preferred shares and 264 of BCL’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $13,200,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.

(c)	On June 15, 2009, the Board of BZA approved the redemption of 221 of BZA’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $5,525,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of 249 of BCK’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $6,225,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(e)	On June 15, 2009, the Board of RAA approved the redemption of 36 of RAA’s issued and outstanding W-7 preferred shares, representing a total liquidation preference of $900,000. The planned redemption for the W-7 preferred shares is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.

The fundamental investment restrictions of the Funds are either the same or substantially similar (but not identical), and any differences are discussed below. Each Fund, except as described below, as a fundamental policy, may not, without the approval of the holders of a 1940 Act Majority of the outstanding common shares and preferred shares, voting together as a single class, and of the holders of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class:

(1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

(2) for BCL, BCK, BZA and the Acquiring Fund, issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) for RAA, issue senior securities other than (a) preferred stock not in excess of the excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33-1/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that RAA’s obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and (c) above, “total assets” shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (3);

(4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with each Fund’s investment objective and policies or the entry into repurchase agreements;

(5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities a Fund may be deemed to be an underwriter;

(6) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that each Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities;

(7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without a Fund becoming subject to registration with the CFTC as a commodity pool;

(8) for RAA, invest for the purpose of exercising control over any issuer; or

(9) for RAA, make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of RAA’s total assets and RAA’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity, are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that a Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Funds reserve the right to invest more than 25% of their assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of a fund’s advisory fees and other expenses with respect to assets so invested. Holders of shares will therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in this Joint Proxy Statement/Prospectus in the section entitled “Risk Factors and Special Considerations,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

As a fundamental policy, under normal market conditions, each of BFZ, RAA, BCL and BZA invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. Federal income tax and California income tax. As a fundamental policy, under normal market conditions, BCK invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from U.S. Federal income tax, including the U.S. Federal alternative minimum tax, and California income tax.

In addition to the foregoing fundamental investment policies, as a non-fundamental policy, under normal market conditions, RAA invests at least 80% of its total assets in investment quality securities. For the purposes of the above non-fundamental policy, an investment quality security is a security that is rated BBB/Baa or higher by Moody’s, S&P, Fitch, or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor. RAA has adopted a policy to provide shareholders of RAA at least 60-days prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the 1940 Act, and the rules and regulations thereunder.

The Funds, other than RAA, are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of each Fund. Each Fund, except RAA, may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of a Fund’s total assets and a Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. Each Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

In addition, to comply with U.S. Federal tax requirements for qualification as a “regulated investment company,” each Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of each Fund’s total assets are invested in (i) the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer, or (ii) two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of each Fund’s total assets, no more than 5% of the value of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by each Fund’s respective Board to the extent appropriate in light of changes to applicable tax requirements.

Each Fund’s preferred shares are rated by Moody’s and/or S&P. In order to maintain the required ratings, the Funds are required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P. Such guidelines are more restrictive than the restrictions set forth above. The Funds do not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. The Funds’ preferred shares are currently given the highest ratings by Moody’s (Aaa) and/or by S&P (AAA), but no assurance can be given that such ratings will be maintained and the Acquiring Fund anticipates that Moody’s and/or S&P will rate the new preferred shares issued by the Acquiring Fund in connection with the Reorganizations Aaa and AAA, respectively, upon issuance. Moody’s is the only rating agency rating RAA’s series W-7 preferred shares and the Acquiring Fund anticipates that only Moody’s will rate the Acquiring Fund Preferred Shares, Series W-7, issued to holders of RAA series W-7 preferred shares in RAA’s Reorganization. The Acquiring Fund anticipates that both Moody’s and S&P will rate the Series T-7, Series R-7 and Series F-7 Acquiring Fund Preferred Shares issued in the respective Reorganizations of BCL, BCK and BZA, and continue to rate the currently outstanding Series T-7 and Series R-7 Acquiring Fund Preferred Shares. Moody’s and S&P receive fees in connection with their ratings issuances.

The percentage limitations applicable to the Funds’ portfolio described in the prospectus and this Joint Proxy Statement/Prospectus apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities, and the Funds are not required to sell securities due to subsequent changes in the value of securities it owns.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

Leverage

The Funds currently leverage their assets through the use of preferred shares and TOBs. The Combined Fund would also utilize such forms of leverage. Under the 1940 Act, the Funds are permitted to issue preferred shares in an amount of up to 50% of their total assets at the time of issuance. Each of the Funds has issued preferred shares with a liquidation preference equal to various percentages of their respective total assets. Below is a table that details, as of April 30, 2009, the liquidation preference of each Fund’s as a percentage of its total assets and the liquidation preference of the Combined Fund’s preferred shares on a pro forma basis as a percentage of its total assets assuming (a) all Reorganizations are consummated and (b) only the Reorganization of RAA into BFZ is consummated.

Fund	Total Assets	Liquidation Value of Preferred Shares Value	As a Percentage of Total Assets
BFZ(a)	$290,706,848	$100,900,000	34.71%
BCL(b)	$164,283,620	$59,750,000	36.37%
RAA(c)	$19,159,074	$6,825,000	35.62%
BCK(d)	$107,711,728	$37,550,000	34.86%
BZA(e)	$75,449,706	$27,975,000	37.08%
Combined Fund (All Target Funds into BFZ)*	$656,564,092	$233,000,000	35.49%
Combined Fund (RAA into BFZ)*	$309,559,398	$107,725,000	34.80%

(a)	On June 15, 2009, the Board of BFZ approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $29,900,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $13,200,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
(c)	On June 15, 2009, the Board of RAA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $900,000. The planned redemption is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $6,225,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(e)	On June 15, 2009, the Board of BZA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $5,525,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
*	Assumes none of the RAA preferred shareholders exercise their appraisal rights. Figures will be reduced by the amount of RAA preferred shares for which appraisal rights are exercised up to a maximum of approximately $3.4 million. Figures also do not reflect the planned redemptions described in footnotes (a)-(e), as applicable.

See “Additional Information About Preferred Shares of the Funds” for additional information with respect to the Funds’ preferred shares.

In addition, the Funds may from time to time leverage their assets through TOB programs. Each Fund’s total economic leverage from preferred shares and TOBs does not exceed 50% of its total assets. Below is a table that details, as of April 30, 2009, each Fund’s current total economic leverage as a percentage of its total assets and the Combined Fund’s total economic leverage on a pro forma basis as a percentage of its total assets assuming (a) all Reorganizations are consummated and (b) only the Reorganization of RAA into BFZ is consummated

Fund	Total Economic Leverage As a Percentage of Total Assets
BFZ(a)	40.16%
BCL(b)	40.03%
RAA(c)	36.71%
BCK(d)	37.62%
BZA(e)	38.70%
Combined Fund (All Target Funds into BFZ)*	39.51%
Combined Fund (RAA into BFZ)*	40.00%

(a)	On June 15, 2009, the Board of BFZ approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $29,900,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the percentage above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $13,200,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the percentage above.
(c)	On June 15, 2009, the Board of RAA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $900,000. The planned redemption is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the percentage above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $6,225,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the percentage above.
(e)	On June 15, 2009, the Board of BZA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $5,525,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the percentage above.
*	Assumes none of the RAA preferred shareholders exercise their appraisal rights. Percentages will be reduced by the amount of RAA preferred shares for which appraisal rights are exercised up to a maximum of approximately $3.4 million. Percentages also do not reflect the planned redemptions described in footnotes (a)-(e), as applicable.

The Combined Fund anticipates using total economic leverage initially representing approximately 40% of its total assets, but may use leverage up to 50% of its total assets under policies adopted by its Board. However, there can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, TOBs or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into TOBs transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—General Leverage Risk.”

A TOB is established by a third party sponsor forming a special purpose entity, into which the Combined Fund, or an agent on behalf of the Combined Fund, transfers municipal securities. The Combined Fund may contribute municipal securities to a TOB structure into which other funds managed by the Investment Advisor may also contribute. A TOB typically issues two classes of beneficial interests: (i) short-term floating rate certificates, which are sold to third party investors, and (ii) residual certificates, which are generally issued to the Combined Fund which made the transfer of municipal bonds to the TOB trust. The cash received by the TOB trust from the sale of the short-term securities (less transaction expenses) is paid to the Combined Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the owners of the short-term securities is paid to the Combined Fund. If the income and gains earned on municipal bonds owned by a TOB trust that issues a residual interest to the Combined Fund are greater than the payment due on the short-term floating rate instruments issued by the TOB trust, the Combined Fund’s returns will be greater than if it had not invested in the TOBs transaction.

The residual certificates held by the Combined Fund include the right of the Combined Fund (i) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (ii) to transfer a corresponding share of the municipal securities from the TOB trust to the Combined Fund.

The Combined Fund also may in the future choose to issue additional preferred shares. Due to current dislocation in the auction rate securities market, the Combined Fund cannot predict whether it will be able to issue any additional preferred shares or the terms of any additional preferred shares it may issue. Any additional preferred shares issued by the Combined Fund would have priority upon distribution of assets over the Combined Fund’s common shares. An issuance of additional preferred shares by the Combined Fund further leverage the Combined Fund’s common shares, if they did not replace existing leverage.

Leverage involves greater risks. The Combined Fund’s leveraging strategy may not be successful. Although the timing of and other terms concerning the Combined Fund’s use of leverage will be determined by the Combined Fund’s Board, the Combined Fund would expect to invest the proceeds resulting from its use of leverage in municipal bonds. Any leverage used by the Combined Fund would pay adjustable rate dividends based on shorter-term interest rates, which would likely be determined periodically by a remarketing or similar process. The adjustment period for dividends payable pursuant to the Combined Fund’s use of leverage could be as short as one day or as long as a year or more. So long as the Combined Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate payable on the Combined Fund’s leverage, after accounting for expenses, the leverage would cause a common shareholder of the Combined Fund to receive a higher current rate of income than if the Combined Fund was not leveraged.

Changes in the value of the Combined Fund’s bond portfolio, including bonds purchased with the proceeds of TOBs or any additional preferred share offering, will be borne entirely by the common shareholders. If there is a net decrease, or increase, in the value of the Combined Fund’s investment portfolio, the leverage will decrease or increase (as the case may be) the net asset value per common share to a greater extent than if the Combined Fund was not leveraged. During periods in which the Combined Fund is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Combined Fund did not use leverage because the fees paid will be calculated on the basis of the Combined Fund’s total assets (e.g., the Combined Fund’s “managed assets”), including amounts borrowed for investment purposes.

For tax purposes, the Combined Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Combined Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Combined Fund’s leveraged structure to holders of common shares will be reduced.

The Combined Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Combined Fund securities.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on a common share’s total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Combined Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing capital of 35.49% if all Funds approve its Reorganizations and 34.80% if only RAA approves its Reorganizations and an assumed annual cost of leverage of 2.44% if all Funds approve its Reorganizations and 2.46% if only RAA approves its Reorganizations.

Assumed Portfolio Total Return (Net of Expenses)	-10.00%	-5.00%	0%	5.00%	10.00%
Common Share Total Return (All Target Funds into BFZ)	-16.85%	-9.10%	-1.35%	6.40%	14.15%
Common Share Total Return (RAA into BFZ)	-16.64%	-8.97%	-1.30%	6.37%	14.04%

Although the Combined Fund currently anticipates using leverage in an amount approximately equal to 40% of its total assets, it is permitted to use leverage up to 50% of its total assets, which would magnify the gains and losses set forth in the preceding table.

Common share total return is composed of two elements: the common share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund after paying for any leverage used by the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Combined Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

If the Combined Fund does not use leverage (including investing in TOBs transactions), the risks and special considerations related to leverage described in this Joint Proxy Statement/Prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Combined Fund’s investment objectives and policies.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the Board Members of investment companies by the 1940 Act and under Delaware law and Maryland law, as applicable. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Boards are included in the Statement of Additional Information.

The Investment Advisor

BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Investment Advisor to each Fund. The Investment Advisor is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). Pursuant to an investment management agreement between the Investment Advisor and each Fund, the respective Fund pays the Investment Advisor a fee payable monthly in arrears at an annual rate expressed as a percentage of the average weekly value of the respective Fund’s managed assets. A Fund’s “managed assets” includes assets attributable to leverage, such as the liquidation preference of a Fund’s preferred shares and assets attributable to TOBs investments. For each Fund other than RAA, the Investment Advisor has agreed to waive a portion of its fee. The fee waiver declines each year until the advisory fee paid by the Fund equals the fee set forth in its investment management agreement. The table set forth below indicates the contractual investment management fee payable by each Fund through 2013, which is the year in which the fee waivers for all the Funds will have expired.

	2009		2010		2011		2012		2013
BFZ(a)	0.50	%*	0.55	%*	0.60%		0.60%		0.60%
BCL(a)	0.45	%*	0.50	%*	0.50	%*	0.50	%*	0.55%
RAA(a)	0.35%		0.35%		0.35%		0.35%		0.35%
BCK(a)	0.45	%*	0.50	%*	0.55%		0.55%		0.55%
BZA(a)	0.45	%*	0.50	%*	0.55	%*	0.60	%*	0.65%
Combined Fund(1)	0.48	%*	0.53	%*	0.55	%*	0.57	%*	0.58%

*	Reduced by fee waiver.
(1)	Applicable to any combination of Reorganizations.

The table below sets forth the projected effective investment management fee payable by common shareholders of each Fund through 2013, which is the year in which the fee waivers for all Funds will have expired. This fee is different than the contractual investment management fee because the effective investment management fee is calculated by reference to a Fund’s net assets attributable to common shares (rather than “managed assets”)

and thus increases as the amount of leverage the Fund uses increases and decreases as the amount of leverage the Fund uses decreases. The table below is based on each Fund’s managed assets as of April 30, 2009 and assumes total economic leverage for each Fund equal to the percentage of each Fund’s respective managed assets indicated in the “Total Economic Leverage” table under “Comparison of the Funds—Leverage.”

	2009	2010	2011	2012	2013
BFZ	0.83%	0.92%	1.00%	1.00%	1.00%
BCL	0.75%	0.84%	0.84%	0.84%	0.92%
RAA	0.55%	0.55%	0.55%	0.55%	0.55%
BCK	0.72%	0.80%	0.88%	0.88%	0.88%
BZA	0.81%	0.90%	0.98%	1.06%	1.06%
Combined Fund(1)	0.79%	0.88%	0.91%	0.94%	0.96%
Combined Fund(2)	0.80%	0.89%	0.92%	0.95%	0.97%

(1)	Assumes all Reorganizations are consummated.
(2)	Assumes only the RAA Reorganization is consummated.

BlackRock Financial Management, LLC (“BFM”), the sub-advisor for BFZ, BCL, BCK and BZA, is located at 40 East 52nd Street, New York, New York 10022 and is a wholly-owned subsidiary of BlackRock. Pursuant to the sub-investment advisory agreements between the Investment Advisor and BFM, BFM is paid by the Investment Advisor, on behalf of each of BFZ, BCL, BCK and BZA, for any services it has rendered to each Fund at the request of the Investment Advisor and approved by their respective Boards. The services provided by BFM to the Funds are at cost. RAA does not have a sub-advisor.

RAA has an administration agreement with the Investment Advisor. The administration fee to the Investment Advisor is computed daily and payable monthly based on an annual rate of 0.10% of the Fund’s average weekly managed assets. BFZ, BCL, BCK and BZA do not have an administration agreement with the Investment Advisor.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in each Fund’s report to shareholders for the period ending July 31, 2008 and August 31, 2008, as applicable.

Portfolio Management

BlackRock Advisors, LLC serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund. The Funds are each managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr. and Walter O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio.

Portfolio manager	Primary Role	Since	Title and Recent Biography
Theodore R. Jaeckel, Jr.	Responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Funds.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Management, L.P. (“MLIM”) from 1990 to 2006.

Walter O’Connor	Responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Funds.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM 2005 to 2006; Director of MLIM from 1998 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Investment Advisor.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provided to BFZ, BCK and BZA by	Provided to BCL and RAA by
Advisor	BlackRock Advisors, LLC	BlackRock Advisors, LLC

Sub-Advisor(s)	BlackRock Financial Management, Inc.	BlackRock Financial Management, Inc. (except RAA)

Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Companies N.A.	Computershare Trust Companies N.A.

Auction Agent for Preferred Shares	BNY Mellon Shareowner Services	Deutsche Bank Trust Company Americas

Accounting Services Provider	State Street Bank and Trust Company	State Street Bank and Trust Company

Independent Auditors

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP

Service	Provided to BFZ, BCK and BZA by	Provided to BCL and RAA by
Counsel to the Independent Board Members	Debevoise & Plimpton LLP	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to BFZ as set forth above. As a result of the Reorganizations, the service providers to BFZ are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Target Funds and the Acquiring Fund as of April 30, 2009, and the pro forma capitalization of the Combined Fund as if (i) all of the proposed Reorganizations had occurred on April 30, 2009 and (ii) only the proposed Reorganization of RAA into the Acquiring Fund had occurred on April 30, 2009.

Capitalization as of April 30, 2009 (Unaudited)

Reorganization of all the Funds

	BFZ(d)	BCK(e)	RAA(f)	BZA(g)	BCL(h)	Pro Forma Combined Fund (All Target Funds into BFZ)(i)
Net Assets Attributable to:

Common Shares (a)(c)	$189,629,527	$70,016,023	$12,204,871	$47,333,970	$104,379,701	$423,564,092

Preferred Shares	$100,900,000	$37,550,000	$6,825,000	$27,975,000	$59,750,000	$233,000,000

Shares Outstanding:

Common Stock	15,147,816	5,278,087	1,007,166	3,409,668	7,999,789	33,834,766

Preferred Shares

Series F-7	—	1,502	—	1,119	—	2,621

Series R-7	2,018	—	—	—	1,195	3,213

Series T-7	2,018	—	—	—	1,195	3,213

Series W-7	—	—	273	—	—	273	(b)

Net Asset Value Per Share:

Common Shares (c)	$12.52	$13.27	$12.12	$13.88	$13.05	$12.52

Preferred Shares	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding Common Shares” table below.
(b)	Assumes no preferred shareholders exercise their appraisal rights.
(c)	Reflects non-recurring aggregate estimated Reorganization expenses of $746,884 of which $177,321 is estimated to be attributable to BFZ, $145,705 is estimated to be attributable to BCK, $129,203 is estimated to be attributable to RAA, $140,736 is estimated to be attributable to BZA and $153,919 is estimated to be attributable to BCL, respectively.

(d)	On June 15, 2009, the Board of BFZ approved the redemption of 598 of BFZ’s issued and outstanding T-7 preferred shares and 598 of BFZ’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $29,900,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(e)	On June 15, 2009, the Board of BCK approved the redemption of 249 of BCK’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $6,225,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(f)	On June 15, 2009, the Board of RAA approved the redemption of 36 of RAA’s issued and outstanding W-7 preferred shares, representing a total liquidation preference of $900,000. The planned redemption for the W-7 preferred shares is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(g)	On June 15, 2009, the Board of BZA approved the redemption of 221 of BZA’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $5,525,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(h)	On June 15, 2009, the Board of BCL approved the redemption of 264 of BCL’s issued and outstanding T-7 preferred shares and 264 of BCL’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $13,200,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(i)	Figures do not reflect the planned redemptions described in footnotes (d)-(h).

Capitalization as of April 30, 2009 (Unaudited)

Reorganization of only RAA into BFZ

	BFZ(d)	RAA(e)	Pro Forma Combined Fund (RAA into BFZ)(f)
Net Assets Attributable to:

Common Shares (a)(c)	$189,629,527	$12,204,871	$201,834,398

Preferred Shares	$100,900,000	$6,825,000	$107,725,000

Shares Outstanding:

Common Stock	15,147,816	1,007,166	16,122,755

Preferred Shares

Series R-7	2,018	—	2,018

Series T-7	2,018	—	2,018

Series W-7	—	273	273	(b)

Net Asset Value Per Share:

Common Shares (c)	$12.52	$12.12	$12.52

Preferred Shares	$25,000	$25,000	$25,000

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding Common Shares” table below.
(b)	Assumes no preferred shareholders exercise their appraisal rights.
(c)	Reflects non-recurring aggregate estimated Reorganization expenses of $306,524 of which $177,321 is estimated to be attributable to BFZ and $129,203 is estimated to be attributable to RAA, respectively.
(d)	On June 15, 2009, the Board of BFZ approved the redemption of 598 of BFZ’s issued and outstanding T-7 preferred shares and 598 of BFZ’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $29,900,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(e)	On June 15, 2009, the Board of RAA approved the redemption of 36 of RAA’s issued and outstanding W-7 preferred shares, representing a total liquidation preference of $900,000. The planned redemption for the W-7 preferred shares is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(f)	Figures do not reflect the planned redemptions described in footnotes (d) and (e).

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

General

Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of any preferential amounts payable to the Fund’s preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable. So long as preferred shares of a Fund, if any, are outstanding, holders of the Fund’s common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund’s outstanding preferred shares have been paid and unless “asset coverage” (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions (calculated at the time the dividend is declared). The Funds also may be prohibited from declaring or paying dividends under certain requirements imposed on their preferred shares by the rating agencies to maintain a triple-A rating.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or NYSE Amex, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares

as of April 30, 2009

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
			—
BCL	Common Shares	unlimited	—	7,999,789
RAA	Common Shares	200,000,000	—	1,007,166
BCK	Common Shares	unlimited	—	5,278,087
BZA	Common Shares	unlimited	—	3,409,668
BFZ	Common Shares	unlimited	—	15,147,816

Information concerning each Fund’s outstanding preferred shares is set forth under the heading “Additional Information About the Preferred Shares of the Funds—Outstanding Preferred Shares.”

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE or NYSE Amex, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

BCL

	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
31-May 09	$11.48	$9.85	$13.66	$12.36	-14.52%	-22.13%
28-Feb-09	$10.98	$7.26	$12.99	$10.50	-10.06%	-30.99%
30-Nov-08	$12.97	$7.25	$14.20	$10.58	-7.75%	-35.33%
31-Aug-08	$14.20	$12.66	$14.33	$13.73	-0.28%	-9.77%
31-May-08	$14.38	$13.81	$14.32	$13.45	4.46%	-1.83%
29-Feb-08	$15.26	$13.63	$15.31	$13.23	3.02%	-8.34%
30-Nov-07	$15.22	$14.18	$15.40	$14.81	-0.13%	-5.78%
31-Aug-07	$15.86	$14.13	$15.66	$14.13	4.29%	-8.00%
31-May-07	$16.34	$15.63	$16.16	$15.70	2.39%	-3.48%
28-Feb-07	$16.05	$15.12	$16.22	$15.85	1.14%	-5.74%
30-Nov-06	$16.05	$15.07	$16.17	$15.66	2.16%	-3.89%

*	The fiscal year end for BCL is August 31.

RAA

	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
30-Apr-09	$10.15	$8.91	$12.42	$11.61	-14.45%	-25.44%
31-Jan-09	$11.18	$7.35	$11.86	$9.88	-0.09%	-25.61%
31-Oct-08	$12.18	$7.00	$13.35	$10.16	-0.81%	-34.70%
31-Jul-08	$12.80	$11.52	$13.50	$12.80	-3.76%	-12.01%
30-Apr-08	$13.33	$12.37	$13.90	$12.55	1.68%	-8.63%
31-Jan-08	$12.81	$11.75	$14.06	$13.59	-7.31%	-14.48%
31-Oct-07	$13.31	$12.02	$14.03	$13.33	-0.30%	-11.14%
31-Jul-07	$14.30	$12.79	$14.37	$13.83	2.24%	-8.58%
30-Apr-07	$16.47	$13.77	$14.55	$14.23	14.69%	-4.30%
31-Jan-07	$16.10	$14.75	$14.68	$14.29	10.29%	0.55%
31-Oct-06	$16.90	$15.20	$14.52	$14.22	18.10%	5.63%

*	The fiscal year end for RAA is July 31. RAA had changed its fiscal year end from October 31 to July 31 in 2008.

BCK

	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
31-May-09	$11.69	$10.26	$13.77	$12.63	-13.59%	-20.42%
28-Feb-09	$11.79	$7.68	$13.38	$10.43	-7.93%	-26.37%
30-Nov-08	$13.32	$8.39	$14.26	$10.54	-3.50%	-28.59%
31-Aug-08	$14.20	$12.87	$14.47	$13.71	-1.66%	-8.39%
31-May-08	$14.25	$13.04	$14.55	$13.28	0.15%	-6.08%
29-Feb-08	$14.99	$13.14	$15.34	$13.03	3.23%	-8.84%
30-Nov-07	$14.90	$13.28	$15.17	$14.62	-0.82%	-9.97%
31-Aug-07	$15.29	$13.78	$15.14	$14.32	1.19%	-6.44%
31-May-07	$15.43	$14.98	$15.64	$15.17	0.86%	-3.97%
28-Feb-07	$15.31	$14.60	$15.68	$15.34	-0.33%	-5.93%
30-Nov-06	$15.15	$14.57	$15.64	$15.14	-1.37%	-5.12%

*	The fiscal year end for BCK is August 31.

BZA

	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
31-May-09	$12.64	$10.73	$14.51	$13.00	-12.22%	-19.20%
28-Feb-09	$11.87	$8.05	$13.58	$11.24	-11.09%	-28.70%
30-Nov-08	$14.56	$8.41	$15.05	$11.47	-2.42%	-30.44%
31-Aug-08	$16.45	$14.16	$15.18	$14.52	8.87%	-5.41%
31-May-08	$16.82	$15.50	$15.21	$14.46	11.90%	3.05%
29-Feb-08	$17.10	$15.49	$15.90	$14.25	10.46%	0.52%
30-Nov-07	$17.07	$15.10	$15.73	$15.29	9.63%	-1.76%
31-Aug-07	$18.30	$14.98	$15.93	$15.09	14.95%	-1.77%
31-May-07	$18.44	$17.86	$16.42	$15.96	14.24%	9.70%
28-Feb-07	$18.65	$17.88	$16.48	$16.14	15.29%	9.96%
30-Nov-06	$18.37	$17.31	$16.44	$16.10	13.60%	6.52%

*	The fiscal year end for BZA is August 31.

BFZ

	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
30-Apr-09	$12.00	$10.50	$12.70	$11.88	-1.67%	-14.84%
31-Jan-09	$12.65	$7.41	$12.43	$10.32	4.46%	-28.20%
31-Oct-08	$14.51	$8.48	$14.30	$10.84	7.36%	-28.18%
31-Jul-08	$15.97	$13.56	$14.55	$13.89	10.51%	-5.31%
30-Apr-08	$16.29	$14.63	$15.02	$13.62	11.38%	1.69%
31-Jan-08	$16.38	$14.54	$15.16	$14.72	8.05%	-1.69%
31-Oct-07	$16.30	$14.37	$15.13	$14.51	8.67%	-1.98%
31-Jul-07	$17.92	$15.41	$15.57	$14.98	15.17%	2.53%
30-Apr-07	$17.82	$17.16	$15.75	$15.41	14.85%	9.28%
31-Jan-07	$17.68	$16.65	$15.85	$15.53	12.90%	5.68%
31-Oct-06	$17.27	$16.45	$15.74	$15.42	10.59%	6.48%

*	The fiscal year end for BFZ is July 31. BFZ had changed its fiscal year end from October 31 to July 31 in 2008.

As of June 1, 2009, (i) the net asset value per common share of BCL was $13.28 and the market price per common share was $11.38, representing a discount to net asset value of 14.31%, (ii) the net asset value per common share of RAA was $12.44 and the market price per common share was $10.44, representing a discount to net asset value of 16.08%, (iii) the net asset value per common share of BCK was $13.37 and the market price per common share was $11.46, representing a discount to net asset value of 14.29%, (iv) the net asset value per common share of BZA was $14.26 and the market price per common share was $12.23, representing a discount to net asset value of 14.24%, and (v) the net asset value per common share of BFZ was $12.85 and the market price per common share was $12.00, representing a discount to net asset value of 6.61%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of April 30, 2009

	Trailing 12-month Distribution Yield based on April 30, 2009 NAV	Average Annual Total Returns				Inception Date
		One Year ended April 30, 2009 based on NAV	One Year ended April 30, 2009 based on Market Price	10-Year/Life of Fund – NAV*	10-Year/Life of Fund – Market Price*
BCL	5.30%	-1.36%	-18.18%	4.88%	1.37%	7/30/2002
RAA	4.57%	-2.81%	-17.09%	3.30%	0.52%	5/28/1993
BCK	5.07%	-1.76%	-14.60%	4.54%	1.44%	10/31/2002
BZA	5.45%	-1.30%	-24.69%	6.15%	2.92%	4/30/2002
BFZ	6.59%	-6.78%	-20.93%	4.67%	3.19%	7/27/2001

*	The returns shown are 10-year returns for RAA and Life of Fund returns for BCL, BCK, BZA and BFZ.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

General

The Agreement and Declaration of Trust for each of BCL, BCK, BZA and BFZ authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by the Fund’s Board. RAA’s Articles of Incorporation authorizes the issuance of 200,000,000 shares of capital stock of all classes. As of April 30, 2009, RAA had issued 1,007,166 shares of common stock and 273 shares of preferred stock. For each Fund, preferred shares may be issued by action of the Board without common shareholder approval. If the assets of the Fund increase, the Fund may offer additional preferred shares to maintain the leverage ratio of the Fund. A complete description of the terms of the Acquiring Fund Preferred Shares is contained in the Acquiring Fund’s statement of preferences, which is attached as Appendix F to the Statement of Additional Information and incorporated by reference herein. Any descriptions of Acquiring Fund Preferred Shares contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the full description of the Acquiring Fund Preferred Shares contained in the Acquiring Fund’s statement of preferences.

All preferred shares of the Funds have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Funds). Preferred shares rank on parity with shares of any other class or series of preferred stock of the Funds as to the payment of periodic dividends and distributions, including distribution of assets upon liquidation. All preferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. Below is a table that details, as of April 30, 2009, each Fund’s current leverage as a percentage of its total assets and the Combined Fund’s leverage on a pro forma basis as a percentage of its total assets assuming (a) all Reorganizations are consummated and (b) only the Reorganization of RAA into BFZ is consummated.

Fund	Total Assets	Liquidation Value of Preferred Shares Value	As a Percentage of Total Assets
BCL(a)	$164,283,620	$59,750,000	36.37%
RAA(b)	$19,159,074	$6,825,000	35.62%
BCK(c)	$107,711,728	$37,550,000	34.86%
BZA(d)	$75,449,706	$27,975,000	37.08%
BFZ(e)	$290,706,848	$100,900,000	34.71%
Combined Fund (All Target Funds into BFZ)*	$656,564,092	$233,000,000	35.49%
Combined Fund (RAA into BFZ)*	$309,559,398	$107,725,000	34.80%

(a)	On June 15, 2009, the Board of BCL approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $13,200,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of RAA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $900,000. The planned redemption is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(c)	On June 15, 2009, the Board of BCK approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $6,225,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BZA approved the redemption of issued and outstanding preferred share representing a total liquidation preference of $5,525,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(e)	On June 15, 2009, the Board of BFZ approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $29,900,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
*	Assumes none of the RAA preferred shareholders exercise their appraisal rights. Figures will be reduced by the amount of RAA preferred shares for which appraisal rights are exercised up to a maximum of approximately $3.4 million. Figures also do not reflect the planned redemptions described in footnotes (a)-(e), as applicable.

Outstanding Preferred Shares

Set forth below is information about each Fund’s preferred shares as of April 30, 2009. Information concerning each Fund’s outstanding common shares is set forth under the heading “Additional Information About Common Shares of the Funds—Outstanding Common Shares.”

Fund	Title of Class	Amount Authorized	Amount Authorized under each Series	Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
BFZ(a)	Preferred Shares	Unlimited	T-7 – 4,306 R-7 – 4,306	—	T-7 – 2,018 R-7 – 2,018
BCL(b)	Preferred Shares	Unlimited	T-7 – 2,322 R-7 – 2,322	—	T-7 – 1,195 R-7 – 1,195
RAA(c)	Preferred Shares	200,000,000	W-7 – 300	—	W-7 –273*
BCK(d)	Preferred Shares	Unlimited	F-7 – 3,023	—	F-7 – 1,502
BZA(e)	Preferred Shares	Unlimited	F-7 – 1,937	—	F-7 – 1,119

*	If RAA’s Reorganization with BFZ is approved and the maximum number of RAA preferred shareholders who could exercise appraisal rights did exercise such appraisal rights consistent with RAA’s Reorganization with BFZ still being approved, there would be 137 shares of Acquiring Fund Series W-7 Preferred Shares outstanding after the completion of RAA’s Reorganization with BFZ. This figure also does not reflect the planned redemption described in footnotes (c) below.
(a)	On June 15, 2009, the Board of BFZ approved the redemption of 598 of BFZ’s issued and outstanding T-7 preferred shares and 598 of BFZ’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $29,900,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of 264 of BCL’s issued and outstanding T-7 preferred shares and 264 of BCL’s issued and outstanding R-7 preferred shares, representing a total liquidation preference of $13,200,000. The planned redemptions for the T-7 and R-7 preferred shares are scheduled to occur on July 8, 2009 and July 10, 2009, respectively. The effect of these planned redemptions is not reflected in the figures above.
(c)	On June 15, 2009, the Board of RAA approved the redemption of 36 of RAA’s issued and outstanding W-7 preferred shares, representing a total liquidation preference of $900,000. The planned redemption for the W-7 preferred shares is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of 249 of BCK’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $6,225,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.

(e)	On June 15, 2009, the Board of BZA approved the redemption of 221 of BZA’s issued and outstanding F-7 preferred shares, representing a total liquidation preference of $5,525,000. The planned redemption for the F-7 preferred shares is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.

Purchase and Sale

Purchase and sale procedures for the preferred shares of the Funds are identical. Each Fund’s series of preferred shares are purchased and sold at separate auctions conducted on a regular basis. Unless otherwise permitted by the Funds, existing and potential holders of preferred shares only may participate in auctions through their broker-dealers. Because of current market conditions, auctions for preferred shares of substantially all closed-end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the Acquiring Fund Preferred Shares will attract sufficient clearing bids. In this situation, holders of such preferred shares may not be able to sell their shares through the auction mechanism. Since early 2008, the preferred shares of each Fund have failed to clear any of their auctions and preferred shares of the Funds generally should be considered illiquid and may remain illiquid indefinitely. As a result, the preferred share dividend rates have continued to reset to their respective maximum applicable rates. See “Risk Factors and Special Considerations.”

In order to provide some liquidity, at par value, to the Funds’ preferred shareholders after the failure of the auction market in February 2008, the Funds have redeemed a portion of their preferred shares outstanding. The amount of preferred shares redeemed since 2008, as of April 30, 2009, and the amount of preferred shares currently outstanding for each Fund, as of April 30, 2009, is set forth in the following table:

Fund	Originally Issued	Redeemed (as of April 30, 2009)	Remaining	% Redeemed
BFZ	$131,950,000	$31,050,000	$100,900,000	23.5%
BCL	$71,950,000	$12,200,000	$59,750,000	17.0%
RAA	$7,500,000	$675,000	$6,825,000	9.0%
BCK	$46,500,000	$8,950,000	$37,550,000	19.3%
BZA	$29,975,000	$2,000,000	$27,975,000	6.7%

On June 15, 2009 the Boards of the Funds approved further redemptions of issued and outstanding preferred shares of the Funds. The anticipated schedule for, and the anticipated amounts and effect of, these planned redemptions are reflected in the following table:

Fund	Originally Issued	Redeemed (as of April 30, 2009)	Planned Redemptions		Remaining (after Planned Redemptions)	% Redeemed (after Planned Redemptions)
BFZ	$131,950,000	$31,050,000	$29,900,000	(a)	$71,000,000	46.2%
BCL	$71,950,000	$12,200,000	$13,200,000	(b)	$46,550,000	35.3%
RAA	$7,500,000	$675,000	$900,000	(c)	$5,925,000	21.0%
BCK	$46,500,000	$8,950,000	$6,225,000	(d)	$31,325,000	32.6%
BZA	$29,975,000	$2,000,000	$5,525,000	(e)	$22,450,000	25.1%

(a)	The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009, and reflect the planned redemption of 598 of BFZ’s issued and outstanding series T-7 preferred shares and 598 of BFZ’s issued and outstanding series R-7 preferred shares.
(b)	The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009, and reflect the planned redemption of 264 of BCL’s issued and outstanding series T-7 preferred shares and 264 of BCL’s issued and outstanding series R-7 preferred shares.
(c)	The planned redemption is scheduled to occur on July 9, 2009, and reflects the planned redemption of 36 of RAA’s issued and outstanding series W-7 preferred shares.
(d)	The planned redemption is scheduled to occur on July 13, 2009, and reflects the planned redemption of 249 of BCK’s issued and outstanding series F-7 preferred shares.
(e)	The planned redemption is scheduled to occur on July 13, 2009, and reflects the planned redemption of 221 of BZA’s issued and outstanding series F-7 preferred shares.

Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker dealers have no obligation to make a secondary market in the preferred shares outside of the auction, and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity for their investment in preferred shares. See “Risk Factors and Special Considerations.”

Distributions and Rate Periods

General

The following is a general description of distributions and rate periods for the preferred shares of each of the Funds. Rate periods normally are seven days for the preferred shares of the Funds, and the distribution rate for each rate period is determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, the Funds may change the length of subsequent rate periods, depending on the Fund’s needs and the Investment Advisor’s outlook for interest rates and other market factors, by designating them as special rate periods. A Fund may only designate a special rate period following a clearing auction.

Distribution Payment Dates

Distribution rates on preferred shares of the Funds are determined based upon auctions held generally every seven days. Because of current market conditions, auctions for preferred shares of many closed-end funds have failed to attract sufficient clearing bids. If sufficient clearing bids are not made in an auction for a Fund’s preferred shares, the auction is deemed to have “failed,” and the applicable dividend rate for the subsequent dividend period is the maximum applicable rate, established in accordance with a predetermined formula. Since early 2008, auctions for preferred securities of the Funds have failed to attract sufficient clearing bids, and the dividend rate for the subsequent dividend periods has been the respective maximum applicable rates.

Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the auction agent in same day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential preferred shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents.

Calculation of Distribution Payment

The Funds compute the amount of distributions per share payable on preferred shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and, for all Funds except RAA (the “Delaware Funds”), the denominator of the fraction will be 365 for a normal rate period consisting of seven days, or 360 for any special rate period. For RAA, the denominator of the fraction will be 365 for any rate period, including a special rate period, unless such special rate period consists of 365 days or more, in which case the denominator of the fraction will be 360. This rate is multiplied by $25,000 to arrive at the distributions per share. Distributions on preferred shares will accumulate from the date of their original issue. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

The maximum applicable rate for any rate period for a series of preferred shares will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. If Moody’s or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. A special rate period may be declared only following a successful auction. If the Funds have provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned “Applicable Percentage: Notification” in the Applicable Percentage Table below:

APPLICABLE PERCENTAGE TABLE

Credit Ratings of Preferred Shares		Applicable Percentage Table
Moody’s	S&P	Notification	No Notification
“Aa3” or higher	“AA”- or higher	110%	150%
“A3 to A1”	“A- to A+”	125%	160%
“Baa3” to “Baa1”	“BBB-” to “BBB+”	150%	250%
“Ba3” to “Ba1”	“BB-” to “BB+”	200%	275%
Below “Ba3”	Below “BB-”	250%	300%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

REFERENCE RATE TABLE

Rate Period	Reference Rate
28 days or less	Greater of: • “AA” Composite Commercial Paper Rate • Taxable Equivalent of the Short-Term Municipal Bond Rate
29 days to 182 days	“AA” Composite Commercial Paper Rate
183 days to 364 days	Treasury Bill Rate
365 days or more	Treasury Note Rate

The “AA Composite Commercial Paper Rate” is as set forth in the table set forth below:

AA COMPOSITE COMMERCIAL PAPER RATE TABLE.

Minimum Rate Period	Special Rate Period	“AA” Composite Commercial Paper Rate*
7 days	48 days or fewer	30-day rate
	49 days to 69 days	60-day rate
	70 days to 84 days	Average of 60-day and 90-day rates
	85 days to 98 days	90 day rate
	99 days to 119 days	Average of 90-day and 120-day rates
	120 days to 140 days	120-day rate
	141 days to 161 days	Average of 120-day and 180-day rates
	162 days to 182 days	180-day rate

*	Rates stated on a discount basis.

If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the Auction Agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

“Taxable Equivalent of the Short-Term Municipal Bond Rate” means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by “high grade” issuers as determined in accordance with the procedures set forth in the statement of preferences.

Prior to each dividend payment date, the Funds are required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Combined Fund does not intend to establish any reserves for the payment of dividends.

Dividend Rates

The following table provides information about the dividend rates for each series of each Fund’s preferred shares as of the week of April 27 through May 1, 2009. In each case, the auction failed and the rate was determined using the maximum rate formula.

FUND	SERIES	AUCTION DATE	RATE
BFZ	Series T7	4/28/2009	0.792%
	Series R7	4/30/2009	0.761%
BCL	Series T7	4/28/2009	0.792%
	Series R7	4/30/2009	0.761%
RAA	Series W7	4/29/2009	0.792%
BCK	Series F7	5/1/2009	0.762%
BZA	Series F7	5/1/2009	0.762%

The dividend rate for a Target Fund’s preferred shares in effect immediately prior to the closing of that Target Fund’s Reorganization will be the rate determined in the auction held for that Target Fund’s preferred shares immediately preceding the closing of that Reorganization. The dividend rate for the Acquiring Fund Preferred Shares issued in the Reorganizations will be set pursuant to the procedures described under “Proposal 1: Reorganizations of the Target Funds.”

In most cases, if an auction for preferred shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The Statement of Preferences of each of BCL, BCK and BZA currently include a force majeure clause. For each of BCL, BCK and BZA, if an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date. The Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include such a force majeure clause. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause.

Additional Dividends

If a Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having provided advance notice (a “Taxable Allocation”), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the Preferred Shares or a liquidation of the Fund, the Fund will pay an additional dividend. The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of Preferred Shares on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated:

•	without consideration being given to the time value of money;

•	assuming that no holder of Preferred Shares is subject to the U.S. Federal alternative minimum tax with respect to dividends received from the Trust; and

•

assuming that each Taxable Allocation and such additional dividend (except to the extent such additional dividend is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal individual income and California income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect during the fiscal year in question.

A Fund does not pay additional dividends with respect to net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

Although each Fund generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See “Tax Consequences” in the Statement of Additional Information. A Fund will not pay a further additional dividend with respect to any taxable portion of an additional dividend not provided for in the additional dividend calculation above.

Each Fund, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Taxable Allocation is made, provides notice thereof to the Auction Agent. Each Fund pays, out of legally available funds, any additional dividend due on all Taxable Allocations made during the fiscal year in question.

Distribution Restrictions

While preferred shares are outstanding, the Funds generally may (i) declare, pay or set apart for payment any dividend or other distribution in respect of its common shares and (ii) call for redemption or redeem any of its common shares only if:

•

immediately after such transaction, certain asset coverage requirements applicable to the preferred shares are satisfied. Specifically, the Discounted Value of the Fund’s portfolio must be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see “—Rating Agency Guidelines and Asset Coverage” below);

•	any additional dividend required to be paid on or before the date of such transaction has been paid;

•

full cumulative dividends on each series of preferred shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•

the Funds have redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in each Fund’s Statement of Preferences or Articles Supplementary, as applicable.

Each Delaware Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the preferred shares unless such Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the preferred shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of preferred shares through the most recent dividend payment date or upon any other class or series of shares of such Fund ranking, as to the payment of dividends, on a parity with the preferred shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the preferred shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the preferred shares and such other class or series of shares bear to each other.

Designations of Special Rate Periods

In certain circumstances, a Fund may declare a special rate period of shares of a particular series of preferred shares. Prior to declaring a special rate period, the Fund will give notice to the auction agent and each broker-dealer. The notice will request that the next succeeding rate period for the series of the preferred shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and for each Delaware Fund, not more than 1,820 days long; provided, however, that a special rate period for BCK may be a number of days not evenly divisible by seven if all shares of the series of the preferred shares are to be redeemed at the end of such special rate period. The Funds may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction.

In addition, for RAA, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. RAA must also (i) have received confirmation from Moody’s or any substitute rating agency, as applicable, that the proposed special rate period will not adversely affect such rating agency’s then-current rating on the preferred shares, (ii) satisfy the Investment Company Act Preferred Shares Asset Coverage test, (iii) have portfolio securities with a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and (iv) the lead broker-dealers designated by such Fund must not have objected to declaration of a special rate period.

In order to request a special rate period, the Delaware Funds are also subject to certain other requirements in addition to having sufficient clearing bids for such series of preferred shares in the most recent auction. These additional requirements include that (i) the redemption price with respect to any preferred shares of such series for which a notice of redemption has been given shall have been deposited with the Auction Agent and (ii) the Discounted Value of the Fund’s portfolio securities be at least equal to the Preferred Shares Basic Maintenance Amount.

Redemption

Mandatory Redemption

The Funds are required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time-to-time by the rating agencies then rating the preferred shares. If a Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the preferred shares, the Fund’s Statement of Preferences or Articles Supplementary, as applicable, will require it to redeem all or a portion of the preferred shares. This mandatory redemption will take place on a date that the Board specifies out of legally available funds in accordance with the Agreement and Declaration of Trust or Articles of Incorporation, as amended and restated, as applicable, the Statement of Preferences or Articles Supplementary, as applicable, and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of preferred shares that must be redeemed in order to cure such failure will be allocated among the outstanding preferred shares of such Fund on a pro rata or similarly equitable basis. The mandatory redemption may be limited to the number of preferred shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption

Each Fund, at its option, may redeem the shares of any series of preferred shares, in whole or in part, out of funds legally available therefor. Any Target Fund optional redemption will occur on any dividend payment date, and any Acquiring Fund option redemption will occur on the second business day prior to any dividend payment date, in all cases at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of preferred shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act, applicable rating agency asset coverage tests or applicable law. In addition, holders of preferred shares may be entitled to receive additional dividends if the redemption causes the Fund to make a Taxable Allocation without having given advance notice to the auction agent. Each Fund has the authority to redeem preferred shares for any reason. For the Delaware Funds, preferred shares may not be redeemed in part if fewer than 300 shares would remain outstanding after the redemption, except that this limitation will not apply to the Acquiring Fund Preferred Shares, Series W-7, to be issued to holders of RAA series W-7 preferred shares in the Reorganizations.

Liquidation

If a Fund is liquidated, the holders of any series of outstanding preferred shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable, plus, in the case of RAA, the premium, if any, specified in a special redemption provision, before any payment is made to the common shares. The holders of preferred shares will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of preferred shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on parity with the preferred shares with respect to the distribution of assets upon liquidation of a Fund. After the payment to the holders of preferred shares of the full preferential amounts as described, the holders of preferred shares will have no right or claim to any of the remaining assets of the Acquiring Fund.

Neither the sale of all or substantially all the property or business of any Fund, nor the merger or consolidation of any Fund into or with any other business trust or corporation nor the merger or consolidation of any other business trust or corporation into or with the Fund, including the Reorganizations, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

The Funds are required under the guidelines of Moody’s and/or S&P or any substitute rating agency (each, a “Rating Agency”), as applicable, to maintain assets having in the aggregate for each Fund a discounted value at least equal to the Preferred Shares Basic Maintenance Amount of the Fund. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value. This discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Each Rating Agency has established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such Rating Agency). The Rating Agencies’ guidelines do not impose any absolute limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of a Fund’s portfolio. The amount of ineligible assets included in a Fund’s portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount for a Fund includes the sum of (i) the aggregate liquidation preference of preferred shares of the Fund then outstanding and (ii) certain accrued and projected distribution and other payment obligations of the Fund.

Each Fund is also required under the 1940 Act to maintain “asset coverage” (as defined in the 1940 Act) of at least 200% with respect to senior securities which are equity shares, including preferred shares (“Investment Company Act Preferred Shares Asset Coverage”), in order to declare dividends on its common shares. A Fund’s Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities of a Fund are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred shares. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended in this regard. Based on the composition of the portfolio of each Fund and market conditions as of April 30, 2009, the Investment Company Act Preferred Shares Asset Coverage with respect to each Fund’s preferred shares; the Combined Fund’s preferred shares on a pro forma basis, assuming the Reorganizations of all the Funds were consummated; and the Combined Fund’s preferred shares, assuming only the Reorganization of RAA was consummated, is set forth below:

Fund	Value of Fund assets less liabilities not constituting senior securities	Senior securities representing indebtedness plus liquidation preference of the Fund’s preferred shares	1940 Act Preferred Shares Asset Coverage
BFZ(a)	$290,706,848	$100,909,852	288%
BCL(b)	$164,283,620	$59,755,834	275%
RAA(c)	$19,159,074	$6,826,204	281%
BCK(d)	$107,711,728	$37,553,259	287%
BZA(e)	$75,449,706	$27,977,428	270%
Combined Fund (All Reorganizations)*	$656,564,092	$233,022,577	282%
Combined Fund (Only RAA)*	$309,559,398	$107,736,056	287%

(a)	On June 15, 2009, the Board of BFZ approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $29,900,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
(b)	On June 15, 2009, the Board of BCL approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $13,200,000. The planned redemptions are scheduled to occur on July 8, 2009 and July 10, 2009. The effect of these planned redemptions is not reflected in the figures above.
(c)	On June 15, 2009, the Board of RAA approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $900,000. The planned redemption is scheduled to occur on July 9, 2009. The effect of this planned redemption is not reflected in the figures above.
(d)	On June 15, 2009, the Board of BCK approved the redemption of issued and outstanding preferred shares representing a total liquidation preference of $6,225,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
(e)	On June 15, 2009, the Board of BZA approved the redemption of issued and outstanding preferred share representing a total liquidation preference of $5,525,000. The planned redemption is scheduled to occur on July 13, 2009. The effect of this planned redemption is not reflected in the figures above.
*	Assumes none of the RAA preferred shareholders exercise their appraisal rights. Figures will be reduced by the amount of RAA preferred shares for which appraisal rights are exercised up to a maximum of approximately $3.4 million. Figures also do not reflect the planned redemptions described in footnotes (a)-(e), as applicable.

In the event a Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio securities at least equal to the Fund’s Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Fund’s preferred shares, or (b) the Investment Company Act Preferred Shares Asset Coverage applicable to the Fund, the Fund’s Statement of Preferences or Articles Supplementary, as applicable, require it to redeem preferred shares as described under “Redemption—Mandatory Redemption” above.

A Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for a Fund’s preferred shares may, at any time, change or withdraw such rating. A Fund’s Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from a Rating Agency, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by a Rating Agency to the Fund’s preferred shares.

As described by a Rating Agency, a preferred share’s rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The preferred shares of the Acquiring Fund have received a rating of Aaa from Moody’s and AAA from S&P, the preferred shares of RAA have received a rating of Aaa from Moody’s, and the preferred shares of BCL, BCK and BZA have received a rating of Aaa from Moody’s and AAA from S&P. The Acquiring Fund anticipates that preferred shares to be issued by the Combined Fund will receive a rating of Aaa from Moody’s and/or a rating of AAA from S&P. Moody’s is the only rating agency rating RAA’s series W-7 preferred shares and the Acquiring Fund anticipates that only Moody’s will rate the Acquiring Fund Preferred Shares, Series W-7, issued to holders of RAA series W-7 preferred shares in RAA’s Reorganization. The Acquiring Fund anticipates that both Moody’s and S&P will rate the Series T-7, Series R-7 and Series F-7 Acquiring Fund Preferred Shares issued in the respective Reorganizations of BCL, BCK and BZA, and continue to rate the currently outstanding Series T-7 and Series R-7 Acquiring Fund Preferred Shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of a Fund’s preferred shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to the Rating Agencies by the Funds and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. None of the Funds’ common shares have been rated by a Rating agency. More information about the ratings is available in the Statement of Additional Information.

A Rating Agency’s guidelines will apply to a Fund’s preferred shares only so long as such rating agency is rating such shares. The Funds pay certain fees to Moody’s and S&P for rating their preferred shares.

Voting Rights

Except as otherwise provided in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of preferred shares of each Fund will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of a Fund’s outstanding preferred shares, voting as a separate class, are entitled to elect two of the Fund’s Board Members. The remaining Board Members are elected by holders of common shares and preferred shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then the sole remedy of holders of outstanding preferred shares is that the number of Board Members constituting each Fund’s Board will be automatically increased by the smallest number that, when added to the two Board Members elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Board. The holders of preferred shares will be entitled to elect that smallest number of additional Board Members at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which Board Members are to be elected. The terms of office of the persons who are Board Members at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, the special voting rights stated above will cease, and the terms of office of the additional Board Members elected by the holders of preferred shares will automatically terminate.

As long as any preferred shares are outstanding, a Fund will not, without the affirmative vote or consent of the holders of at least a majority of the preferred shares outstanding at the time (voting together as a separate class):

(a)	authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the preferred shares with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the preferred shares or any other preferred shares, unless, for each Delaware Fund, in the case of shares of preferred stock on parity with the preferred shares, the Fund obtains written confirmation from Moody’s (if Moody’s is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that such issuance would not impair the rating then assigned by such rating agency to the preferred shares, in which case the vote or consent of the holders of the preferred shares is not required;

(b)	amend, alter or repeal the provisions of the Agreement and Declaration of Trust or Articles of Incorporation, as applicable and as amended and restated from time-to-time, or the Statement of Preferences or Articles Supplementary, as applicable and as amended and restated from time-to-time, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the preferred shares or holders of preferred shares; provided, however, for each Delaware Fund, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of preferred shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of preferred shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the preferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating the preferred shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c)	authorize the Fund’s conversion from a closed-end to an open-end investment company, unless, for each Delaware Fund, a higher percentage is provided for in the Delaware Fund’s Agreement and Declaration of Trust; or

(d)	with respect to RAA, amend the provisions of its Articles of Incorporation, which provide for the classification of the Board of the Fund into three classes, each with a term of office of three years with only one class of Board Members standing for election in any year.

For each Delaware Fund, so long as any shares of the preferred shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the preferred shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, each Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. With respect to the Delaware Funds, the affirmative vote of a 1940 Act Majority of the outstanding preferred shares of a Fund, voting together as a single class, is required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, unless a higher percentage is provided for in the Fund’s Agreement and Declaration of Trust. With respect to RAA, the affirmative vote of the holders of a majority of RAA’s outstanding preferred shares, voting together as a single class, is required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, unless a higher percentage is provided for in RAA’s Articles of Incorporation. However, to the extent permitted by applicable law, each Fund’s Agreement and Declaration of Trust, Articles of Incorporation, Statement of Preferences and/or Articles Supplementary, as applicable, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

The foregoing voting provisions will not apply with respect to preferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Auctions

General

Each of the Funds’ Statement of Preferences or Articles Supplementary, as applicable, provides that, except as otherwise described herein, the applicable distribution rate for preferred shares for each rate period after the initial rate period following completion of the Reorganization shall be equal to the rate per annum that the auction agent advises such Fund has resulted on the business day preceding the first day of such subsequent rate period (an “auction date”) from implementation of the auction procedures (the “Auction Procedures”) set forth in the Statement of Preferences or Articles Supplementary, as the case may be, and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell preferred shares. Each periodic implementation of the Auction Procedures is referred to herein as an “auction.” See the Funds’ Statement of Preferences or Articles Supplementary for a more complete description of the auction process.

Auction Agency Agreements

The Funds have each entered into auction agency agreements (each, an “Auction Agency Agreement”) with the auction agent (currently, BNY Mellon Shareowner Services or Deutsche Bank Trust Company Americas, as applicable) that provides, among other things, that the auction agent will follow the Auction Procedures for purposes of determining the applicable rate for preferred shares so long as the applicable rate is to be based on the results of an auction.

The auction agent may terminate the Auction Agency Agreement upon notice to the Funds on a date no earlier than 60 days for the Acquiring Fund, BCL, RAA and BCK and 45 days for BZA after such notice. If the auction agent should resign with respect to any particular Fund, such Fund will use its reasonable best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the applicable Auction Agency Agreement. Any Fund may remove its auction agent at any time upon prior notice provided that prior to such removal such Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealer Agreements

Each Fund’s auction requires the participation of one or more Broker-Dealers. The auction agent for such Fund will enter into agreements (collectively, the “Broker-Dealer Agreements”) with one or more Broker-Dealers selected by such Fund, which provide for the participation of those Broker-Dealers in auctions for preferred shares.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by such Fund, a service charge at the annual rate of .25%, for any successful auction (.15% for any failed auction) preceding a rate period of less than one year (or a percentage agreed to by the Fund and the Broker-Dealer for any auction preceding a rate period of one year or more) of the liquidation preference ($25,000 per share) of the preferred shares held by a Broker-Dealer’s customer upon settlement in the auction.

Such Fund may request its auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

Prior to the submission deadline on each auction date for preferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a holder of preferred shares (a “Beneficial Owner”) may submit orders with respect to such preferred shares to that Broker-Dealer as follows:

•	Hold order—indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

•	Bid—indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

•	Sell order—indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to preferred shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to preferred shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the preferred shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional preferred shares is, for purposes of such offer, a potential beneficial owner as discussed below. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, with respect to the Delaware Funds, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order.

A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase preferred shares or that is a Beneficial Owner that wishes to purchase additional preferred shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase preferred shares at $25,000 per share if the applicable rate for such preferred shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the applicable Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any preferred shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner’s failure to submit to its Broker-Dealer an order in respect of preferred shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

The applicable rate for preferred shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the preferred shares available for purchase in the auction.

If there are not sufficient clearing bids for preferred shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the applicable Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of preferred shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all preferred shares subject to such sell orders. If all of the applicable outstanding preferred shares are the subject of submitted hold orders, then, for RAA, the dividend period following the auction will automatically be the same length as the preceding dividend period for such series, and, for all Funds, the applicable rate for the next dividend period will be as follows. For the Delaware Funds, the applicable rate for the next dividend period will be: (i) if the applicable rate period is less than 183 days, the “AA” Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the “Benchmark Rate”); multiplied by 1 minus the maximum marginal combined regular U.S. Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular U.S. Federal corporate income tax rate applicable to ordinary income, whichever is greater (the “Initial Delaware Fund Hold Rate”). For RAA, the applicable rate for the next dividend period will be: the higher of (i) the “AA” Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate; multiplied by 1 minus the maximum marginal regular Federal corporate tax rate then applicable, whichever is greater (the “RAA Hold Rate”).

For the Delaware Funds, if the applicable rate period is less than 183 days and the Kenny Index is less than the Initial Delaware Fund Hold Rate for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index (the rate resulting from this analytic being referred to as the “Final Delaware Fund Hold Rate”).

The “Kenny Index” is the Kenny S&P 30 day High Grade Index or any successor index.

The “Treasury Bill Rate” is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.

The “Treasury Note Rate,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.

If all the shares of a series are subject to hold orders and a Fund has notified the Auction Agent of its intent to allocate to a series of preferred shares any net capital gains or other income taxable for U.S. Federal income tax purposes (“Taxable Income”), the applicable rate for the series of preferred shares for the applicable rate period for the Delaware Funds will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the Final Delaware Fund Hold Rate, and (y) the product of the maximum marginal combined regular U.S. Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular U.S. Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. The applicable rate for the series of preferred shares for the applicable rate period for RAA will be 90% of the RAA Hold Rate.

The “Taxable Yield Rate” is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each preferred share in the affected series by the number of days in the Dividend Period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (iii) dividing the amount determined in (ii) by $25,000.

The Auction Procedures include a pro rata allocation of preferred shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of preferred shares that is different than the number of preferred shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers’ agent members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their agent members in same day funds.

The auctions for preferred shares will normally be held every 7 days, and a rate period will normally begin on the following business day.

The force majeure clause in the Statement of Preferences for each of BCL, BCK and BZA previously discussed also provides that, if a distribution payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

•	the distribution payment date for the affected rate period will be the next business day on which the Funds and their paying agent, if any, can pay the distribution;

•	the affected rate period will end on the day it otherwise would have ended; and

•	the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

The Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include such a force majeure clause. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause.

See “Risk Factors and Special Considerations—Auction Risk.”

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially similar to that of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income after payment of dividends on the Fund’s preferred shares outstanding to holders of the Fund’s common shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

While there are any preferred shares of the Acquiring Fund outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company under the Code.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s net investment income and net capital gains for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its net investment income and net capital gains generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof and the movement of interest rates for municipal bonds. These factors, among others, may result in the Acquiring Fund’s level of net investment income being different from than the level of net investment income for any of the Target Funds if the reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will add to the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Fund’s net asset value. Holders of the Acquiring Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash.

For information concerning the manner in which dividends and distributions to holders of a Fund’s common shares may be reinvested automatically in such Fund’s Common Shares, see “Automatic Dividend Reinvestment Plan” below.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan (the “Plan”) of the Acquiring Fund will be the automatic dividend reinvestment plan of the Combined Fund. The automatic dividend reinvestment plans of the Target Funds are the same as the Acquiring Fund’s Plan. Common shareholders of the Acquiring Fund are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company N.A. (the “Plan Agent”), agent for shareholders in administering the Plan. Common shareholders who do not participate in the Plan receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

After the Acquiring Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date, which will typically be approximately 10 days after the payment date for such dividend. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. Participants should consult their own tax advisors regarding the U.S. Federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in its Plan; however, the Acquiring Fund reserves the right to amend its Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 or P.O. Box 43078, Providence, RI 02940-3078, or (800) 699-1BFM.

CERTAIN PROVISIONS OF THE CHARTER

Each of BCL’s, BCK’s, BZA’s and BFZ’s Agreement and Declaration of Trust, as amended and restated, as applicable, and RAA’s Articles of Incorporation (each, a “Charter”) includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. A Board Member of BCL, BCK, BZA or BFZ may be removed from office for cause only, and only by the action of a majority of the remaining Board Members followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Board Member. A Board Member of RAA may be removed from office for cause only, and only by the action of the holders of at least 75% of the shares then entitled to vote for the election of such Board Member.

In addition, the Charters of BCL, BCK, BZA and BFZ require the favorable vote of a majority of each Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board Members, in which case a favorable vote of a 1940 Act Majority of the outstanding voting securities of the Fund is required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

•

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Pursuant to its Charter, RAA has elected to be subject to the provisions of the Maryland General Corporation Law that generally provides that, unless an exemption is available, certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations and other transactions (“Business Combinations”), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (the “Interested Stockholder”) or any affiliate of an Interested Stockholder are prohibited for a period of five years following the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, such a Business Combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66.66% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Stockholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Stockholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required to amend the Charter to change the provisions subjecting RAA to the provision of the Maryland General Corporation Law.

Pursuant to their Charters, each of BCL, BCK, BZA and BFZ may be dissolved by the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such dissolution has been approved by at least 80% of the Board Members, in which case a favorable vote of a 1940 Act Majority of the outstanding voting securities of the Fund is required. RAA’s Charter is silent with respect to dissolution; however, Maryland General Corporation Law requires dissolution to be approved by a majority of the entire board of directors and the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

For the purposes of calculating “a majority of the outstanding voting securities” under each Fund’s Charter, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or each Fund’s Charter with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

The Boards of the Funds have determined that provisions with respect to the Boards and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under applicable state law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Charters on file with the Securities and Exchange Commission for the full text of these provisions.

GOVERNING LAW

Each of BCL, BCK, BZA and BFZ is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BCL was organized on June 21, 2002 and commenced investment operations on July 30, 2007; BCK was organized on August 30, 2002 and commenced investment operations on October 31, 2002; BZA was organized on March 14, 2002 and commenced investment operations on April 30, 2002; and BFZ was organized on May 31, 2001 and commenced investment operations on July 27, 2001.

RAA is incorporated as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. RAA was incorporated on April 12, 1993 and commenced operations on May 28, 1993.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships and provide rules only in situations where the parties have failed to agree. The Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument.

Because of differences in governing law, the Delaware Funds’ governing documents may contain provisions that would not be permitted by RAA’s governing document. Examples of such provisions are described below.

•

Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. A special meeting of shareholders may be called by the secretary of a Delaware Fund upon the written request of its shareholders holding in the aggregate not less than fifty-one percent (51%) of the outstanding shares of the Fund or class or series of shares having voting rights on the matter. By contrast, the secretary of RAA may call a special meeting of shareholders upon the written request of RAA’s shareholders holding a simple majority of eligible votes (as opposed to 51% per above).

•

For each Delaware Fund, the affirmative vote of a majority of the Fund’s shares present in person or represented by proxy and entitled to vote on the subject matter is the act of the shareholders with respect to any matter that properly comes before the meeting. By contrast, RAA requires that the majority vote be comprised of votes cast at a meeting at which a quorum is present, which effectively eliminates abstentions from the total vote count.

•

For each Delaware Fund, any action which may be taken by shareholders by vote may be taken without a meeting if such shareholders, in the proportion of shares required for approval of such action, consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such a consent is treated for all purposes as a vote taken at a meeting of shareholders. By contrast, RAA requires a unanimous written consent. A unanimous written consent is required under Maryland law, unless a corporation’s charter specifically allows for less than a unanimous written consent. RAA’s Charter does not make such an allowance.

As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of the RAA Charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Under the Delaware Statutory Trust Act, shareholders of a Delaware Fund are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware Fund could, under certain circumstances be held liable for the Delaware Fund’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware Fund’s obligations. Each Delaware Fund’s Charter disclaims shareholder liability for acts or obligations of the Fund. Thus, a Delaware Fund shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware Fund’s disclaimer.

Shareholders of the Delaware Funds do not have appraisal rights with respect to their common or preferred shares because the Delaware Funds are organized as Delaware statutory trusts. By contrast, under Maryland law, shareholders are entitled to demand and receive payment of the fair value of their shares except under certain circumstances, one of which is if such shares are publicly traded on a national securities exchanges. Thus, common shareholders of RAA do not have appraisal rights because RAA common shares are traded on NYSE Amex, a national securities exchange, and preferred shareholders of RAA do have appraisal rights because RAA preferred shares are not publicly traded on a national securities exchange. See “Appraisal Rights” for additional information about appraisal rights.

Other differences between Maryland and Delaware law relate to the authorized shares of a Fund. Consistent with Maryland law, RAA has authorized a specific number of shares, while the Delaware Funds, consistent with Delaware law, have authorized the issuance of an unlimited number of shares.

The foregoing is only a summary of certain differences between RAA under Maryland law and the Delaware Funds under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page vii of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert RAA to an open-end investment company, RAA’s Articles of Incorporation requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares entitled to vote on the matter.

To convert each of BFZ, BCL, BCK and BZA to an open-end investment company, each such Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of such Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Board Members, in which case a 1940 Act Majority of the outstanding voting securities of the Fund is required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or NYSE Amex, as applicable. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load. The Boards believe, however, that the Funds’ closed-end structure is desirable in light of the Funds’ investment objectives and policies. Therefore, shareholders should assume that it is not likely that the Boards would vote to convert any of the Funds to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s common shares. Holders of each Fund’s common shares are entitled to one vote for each share held by them. Voting rights of the holders of each Fund’s preferred shares are also identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of a Fund’s preferred shares will be entitled to one vote per share on each matter submitted to a vote of the Fund’s shareholders and will vote together with the holders of shares of the Fund’s common shares as a single class.

Each Fund’s common shares and preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares and preferred shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares and preferred shares will not be able to elect any Board Members.

Certain other voting rights for preferred shareholders of the Funds are described under “Additional Information About Preferred Shares of the Funds—Voting Rights.”

APPRAISAL RIGHTS

Shareholders of each of BCL, BCK and BFA do not have appraisal rights for their common or preferred shares because such Funds are organized as Delaware statutory trusts and their Charters do not provide for appraisal rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization. Thus, common shareholders of RAA will not have appraisal rights. However, because the preferred shares of RAA are not traded publicly on a national securities exchange, preferred shareholders of RAA will be entitled under Maryland law to demand and receive payment of the fair value of such preferred shareholder’s shares upon the completion of its Reorganization.

Under Maryland law, a preferred shareholder of RAA desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with RAA a written objection to the Reorganization at or before the Special Meeting, (ii) must not vote in favor of the Reorganization and (iii) must make written demand on the Acquiring Fund for payment of his or her shares stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Merger with respect to the Reorganization (the Acquiring Fund is required promptly to give written notice to all objecting stockholders of the date that the Articles of Merger are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Special Meeting. A demand for payment of fair market value may not be withdrawn, except with the consent of the Acquiring Fund. Within 50 days after the Articles of Merger have been accepted for filing, an objecting shareholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her share. If more than a majority of the preferred shareholders of RAA object to the RAA Reorganization, the RAA Reorganization will not be completed and the preferred shareholders would no longer have any appraisal rights. If the RAA Reorganization is completed and some preferred shareholders exercise their appraisal rights in accordance with the procedures set forth in the Maryland General Corporation Law, they would be entitled to receive a cash payment in an amount equal to the fair market value of their preferred shares, which may be less than the liquidation preference of such preferred shares.

If RAA’s Reorganization with BFZ is approved, and the maximum number of RAA preferred shareholders who could exercise appraisal rights exercised such appraisal rights (with RAA’s Reorganization with BFZ still being approved), there would be 137 shares of Acquiring Fund Series W-7 Preferred Shares outstanding after the completion of RAA’s Reorganization with the Acquiring Fund.

FINANCIAL HIGHLIGHTS

The Acquiring Fund

The following schedule presents financial highlights for one common share of the Acquiring Fund outstanding throughout the periods indicated:

	Six Months Ended January 31, 2009 (Unaudited)	Period November 1, 2007 to July 31, 2008	Year Ended October 31,						Period July 27, 2001[1] to October 31, 2001
			2007	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$13.98	$14.97	$15.74	$15.18	$14.77	$13.97	$14.16	$14.50	$14.33 [2]

Net investment income	0.52 [3]	0.82 [3]	1.08	1.11	1.12	1.15	1.12	1.11	0.16 [3]
Net realized and unrealized gain (loss)	(1.93)	(0.90)	(0.64)	0.62	0.36	0.65	(0.34)	(0.46)	0.32
Dividends to Preferred Shareholders from net investment income	(0.10)	(0.22)	(0.30)	(0.26)	(0.16)	(0.09)	(0.08)	(0.12)	(0.01)

Net increase (decrease) from investment operations	(1.51)	(0.30)	0.14	1.47	1.32	1.71	0.70	0.53	0.47

Dividends and distributions to Common Shareholders from:
Net investment income	(0.41)	(0.69)	(0.91)	(0.91)	(0.91)	(0.91)	(0.89)	(0.87)	(0.15)
In excess of net investment income	—	—	—	—	—	—	—	—	(0.01)

Total dividends and distributions to Common Shareholders	(0.41)	(0.69)	(0.91)	(0.91)	(0.91)	(0.91)	(0.89)	(0.87)	(0.16)

Capital charges with respect to issuance of:
Common shares	—	—	—	—	—	—	—	—	(0.03)
Preferred shares	—	—	—	—	—	—	—	—	(0.11)

Total capital charges	—	—	—	—	—	—	—	—	(0.14)

Net asset value, end of period	$12.06	$13.98	$14.97	$15.74	$15.18	$14.77	$13.97	$14.16	$14.50

Market price, end of period	$10.81	$13.99	$15.82	$17.12	$14.92	$13.65	$13.21	$13.09	$14.75

Total Investment Return[4]
Based on net asset value	(10.61)%[5]	(2.09)%[5]	0.77%	9.93%	9.47%	13.14%	5.49%	4.01%	2.21%[5]

Based on market price	(19.93)%[5]	(7.29)%[5]	(2.09)%	21.65%	16.42%	10.58%	7.92%	(5.49)%	(1.17)%[5]

Ratios Based on Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[6,7]	1.10%[8]	0.91%[8]	0.91%	0.87%	0.85%	0.87%	0.89%	0.88%	0.72%[8]

Total expenses after waiver and fees paid indirectly[7]	1.48%[8]	0.98%[8]	0.91%	0.87%	0.85%	0.87%	0.89%	0.88%	0.72%[8]

Total expenses after waiver and before fees paid indirectly[7]	1.48%[8]	0.98%[8]	0.91%	0.87%	0.86%	0.88%	0.89%	0.90%	0.73%[8]

Total expenses[7]	1.68%[8]	1.25%[8]	1.21%	1.25%	1.25%	1.28%	1.30%	1.31%	1.02%[8]

Net investment income[7]	8.26%[8]	7.39%[8]	7.09%	7.26%	7.35%	7.96%	8.01%	7.96%	4.06%[8]

	Six Months Ended January 31, 2009 (Unaudited)	Period November 1, 2007 to July 31, 2008	Year Ended October 31,						Period July 27, 2001[1] to October 31, 2001
			2007	2006	2005	2004	2003	2002
Dividends paid to Preferred Shareholders	1.66%[8]	1.95%[8]	1.98%	1.71%	1.04%	0.59%	0.57%	0.86%	0.38%[8]

Net investment income to Common Shareholders	6.60%[8]	5.44%[8]	5.11%	5.55%	6.31%	7.37%	7.44%	7.10%	3.68%[8]

Supplemental Data
Net assets applicable to Common Shares, end of period (000)	$182,675	$211,671	$225,939	$236,573	$227,472	$221,371	$209,397	$212,215	$216,829

Preferred Shares outstanding at liquidation preference, end of period (000)	$100,900	$100,900	$131,950	$131,950	$131,950	$131,950	$131,950	$131,950	$131,950

Portfolio turnover	28%	26%	26%	17%	28%	15%	34%	44%	16%

Asset coverage per Preferred Share, end of period	$70,263	$77,457	$67,816	$69,836	$68,107	$66,945	$64,675	$65,211	$66,086

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3	Based on average shares outstanding.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5	Aggregate total investment return.
6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent semi-annual report for details of municipal bonds transferred to tender option bond trusts.
7	Do not reflect the effect of dividends to Preferred Shareholders.
8	Annualized.

Target Funds

The following schedule presents financial highlights for one common share of each Target Fund outstanding throughout the periods indicated:

BlackRock California Insured Municipal Income Trust (BCK)

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31,					For the Period October 31, 2002[1] through August 31, 2003
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14.08	$14.66	$15.24	$15.22	$14.01	$13.09	$14.33 [3]

Net investment income	0.45 [2]	0.95 [2]	0.99	0.98	0.99	1.02	0.79
Net realized and unrealized gain (loss)	(1.03)	(0.57)	(0.59)	(0.01)	1.27	0.89	(1.15)
Dividends to Preferred Shareholders from net investment income	(0.10)	(0.27)	(0.28)	(0.24)	(0.15)	(0.08)	(0.06)

Net increase (decrease) from investment operations	(0.68)	0.11	0.12	0.73	2.11	1.83	(0.42)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.34)	(0.69)	(0.70)	(0.71)	(0.90)	(0.90)	(0.67)
Net realized gain	—	—	—	—	—	(0.01)	—

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31,					For the Period October 31, 2002[1] through August 31, 2003
		2008	2007	2006	2005	2004
Total dividends and distributions to Common Shareholders	(0.34)	(0.69)	(0.70)	(0.71)	(0.90)	(0.91)	(0.67)

Capital charges with respect to issuance of:
Common shares	—	—	—	—	—	—	(0.03)
Preferred shares	—	—	—	—	—	—	(0.12)

Total capital charges	—	—	—	—	—	—	(0.15)

Net asset value, end of period	$13.06	$14.08	$14.66	$15.24	$15.22	$14.01	$13.09

Market price, end of period	$10.78	$12.95	$14.30	$14.61	$16.08	$14.00	$13.01

Total Investment Return[4]
Based on net asset value	(4.29)%[5]	0.92%	0.76%	5.22%	15.62%	14.34%	(4.11)%[5]

Based on market price	(14.11)%[5]	(4.84)%	2.52%	(4.53)%	22.24%	14.97%	(8.98)%[5]

Ratio to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[6,7]	1.07%[8]	1.00%	0.90%	0.95%	0.97%	0.99%	0.92%[8]

Total expenses after waiver and fees paid indirectly[7]	1.34%[8]	1.07%	0.90%	0.95%	0.97%	0.99%	0.92%[8]

Total expenses after waiver and before fees paid indirectly[7]	1.34%[8]	1.07%	0.92%	0.97%	0.98%	0.99%	0.96%[8]

Total expenses[7]	1.58%[8]	1.36%	1.24%	1.28%	1.30%	1.32%	1.27%[8]

Net investment income[7]	7.16%[8]	6.54%	6.50%	6.58%	6.72%	7.26%	6.69%[8]

Dividends paid to Preferred Shareholders	1.58%[8]	1.85%	1.87%	1.63%	1.04%	0.54%	0.50%[8]

Net investment income avail to Common Shareholders	5.58%[8]	4.69%	4.63%	4.95%	5.68%	6.72%	6.19%[8]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$68,944	$74,303	$77,338	$80,418	$80,289	$73,823	$68,910

Preferred Shares outstanding at liquidation preference, end of period (000)	$37,550	$37,550	$46,500	$46,500	$46,500	$46,500	$46,500

Portfolio turnover	30%	35%	28%	20%	16%	4%	41%

Asset coverage per Preferred Share, end of period	$70,906	$74,484	$66,591	$68,241	$68,170	$64,691	$62,052

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Based on average shares outstanding.
3	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5	Aggregate total investment return.
6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent semi-annual report for details of municipal bonds transferred to tender option bond trusts.
7	Do not reflect the effect of dividends to Preferred Shareholders.
8	Annualized.

BlackRock California Insured Municipal Bond Trust (BZA)

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31,						For the Period April 30, 2002[1] through August 31, 2002
		2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.85	$15.35	$16.28	$16.19	$14.67	$13.71	$14.87	$14.33 [2]

Net investment income	0.54 [3]	1.12 [3]	1.13	1.14	1.13	1.15	1.18	0.28
Net realized and unrealized gain (loss)	(1.52)	(0.41)	(0.82)	0.17	1.50	0.92	(1.21)	0.63
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.11)	(0.30)	(0.30)	(0.26)	(0.15)	(0.07)	(0.09)	(0.02)
Net realized gain	(0.00)[4]	—	—	—	—	(0.01)	(0.01)	—

Net increase (decrease) from investment operations	(1.09)	0.41	0.01	1.05	2.48	1.99	(0.13)	0.89

Dividends and distributions to Common Shareholders from:
Net investment income	(0.37)	(0.91)	(0.94)	(0.96)	(0.96)	(0.96)	(0.94)	(0.23)
Net realized gain	(0.00)[4]	—	—	—	—	(0.07)	(0.08)	—

Total dividends and distributions to Common Shareholders	(0.37)	(0.91)	(0.94)	(0.96)	(0.96)	(1.03)	(1.02)	(0.23)

Capital charges with respect to issuance of preferred shares:
Common Shares	—	—	—	—	—	—	—	(0.03)
Preferred Shares	—	—	—	—	—	—	(0.01)	(0.09)

Total capital charges	—	—	—	—	—	—	(0.01)	(0.12)

Net asset value, end of period	$13.39	$14.85	$15.35	$16.28	$16.19	$14.67	$13.71	$14.87

Market price, end of period	$10.97	$14.48	$16.50	$18.05	$16.33	$13.90	$13.15	$14.58

Total Investment Return[5]
Based on net asset value	(6.71)%[6]	2.64%	(0.33)%	6.71%	17.71%	15.20%	(0.76)%	5.48%[6]

Based on market price	(21.61)%[6]	(6.89)%	(3.37)%	17.30%	25.31%	13.80%	(2.92)%	(1.23)%[6]

Ratio to Average Net Assets Applicable to Common Shares:
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees [7,8]	1.24%[9]	1.09%	0.94%	0.96%	1.00%	1.06%	1.06%	1.12%[9]

Total expenses after waiver and fees paid indirectly [8]	1.33%[9]	1.11%	0.94%	0.96%	1.00%	1.06%	1.06%	1.12%[9]

Total expenses after waiver and before fees paid indirectly [8]	1.33%[9]	1.11%	0.96%	0.98%	1.03%	1.07%	1.06%	1.12%[9]

Total expenses [8]	1.69%[9]	1.52%	1.41%	1.45%	1.50%	1.55%	1.54%	1.53%[9]

Net investment income [8]	8.40%[9]	7.31%	7.08%	7.20%	7.30%	7.87%	7.99%	5.75%[9]

Dividends paid to Preferred Shareholders	1.75%[9]	1.98%	1.87%	1.64%	0.98%	0.49%	0.58%	0.49%[9]

Net investment income to Common Shareholders	6.65%[9]	5.33%	5.21%	5.56%	6.32%	7.38%	7.41%	5.26%[9]

Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$45,656	$50,650	$51,983	$54,801	$54,265	$49,145	$45,940	$49,834

Preferred Shares outstanding at liquidation preference, end of period (000)	$27,975	$27,975	$29,975	$29,975	$29,975	$29,975	$29,975	$29,975

Portfolio turnover	21%	24%	21%	16%	22%	24%	22%	18%

Asset coverage per Preferred Share, end of period	$65,805	$70,278	$68,364	$70,714	$70,263	$65,990	$63,318	$66,569

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00.
3	Based on average shares outstanding.

4	Amount is less than ($0.01) per share.
5	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
6	Aggregate total investment return.
7	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent semi-annual report for details of municipal bonds transferred to tender option bond trusts.
8	Do not reflect the effect of dividends to Preferred Shareholders.
9	Annualized.

BlackRock California Municipal Income Trust II (BCL)

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31,						For the Period July 30, 2002[1] through August 31, 2002
		2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.03	$14.96	$15.72	$15.52	$13.77	$12.76	$14.42	$14.33 [2]

Net investment income	0.51 [3]	1.06 [3]	1.07	1.08	1.09	1.09	1.02	0.02
Net realized and unrealized gain (loss)	(1.33)	(0.92)	(0.74)	0.16	1.75	0.97	(1.51)	0.10
Dividends to Preferred Shareholders from net investment income	(0.10)	(0.29)	(0.30)	(0.25)	(0.15)	(0.08)	(0.09)	—

Net increase (decrease) from investment operations	(0.92)	(0.15)	0.03	0.99	2.69	1.98	(0.58)	0.12

Dividends to Common Shareholders from net investment income	(0.34)	(0.78)	(0.79)	(0.79)	(0.94)	(0.97)	(0.97)	—

Capital charges with respect to issuance of preferred shares
Common Shares	—	—	—	—	—	—	—	(0.03)
Preferred Shares	—	—	—	—	—	—	(0.11)	—

Total capital charges	—	—	—	—	—	—	(0.11)	(0.03)

Net asset value, end of period	$12.77	$14.03	$14.96	$15.72	$15.52	$13.77	$12.76	$14.42

Market price, end of period	$10.31	$12.70	$14.44	$15.40	$14.26	$13.71	$13.01	$15.01

Total Investment Return[4]
Based on net asset value	(5.87)%[5]	(0.89)%	0.09%	6.93%	20.38%	15.94%	(4.98)%	0.66%[5]

Based on market price	(16.04)%[5]	(7.05)%	(1.38)%	14.01%	11.09%	13.21%	(6.94)%	0.07%[5]

Ratio to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[6,7]	1.09%[8]	1.08%	0.95%	0.98%	1.01%	1.05%	0.97%	1.05%[8,9]

Total expenses after waiver and fees paid indirectly[7]	1.28%[8]	1.13%	0.95%	0.98%	1.01%	1.05%	0.97%	1.05%[8,9]

Total expenses after waiver and before fees paid indirectly[7]	1.28%[8]	1.13%	0.96%	1.00%	1.02%	1.05%	0.99%	1.05%[8,9]

Total expenses[7]	1.49%[8]	1.29%	1.19%	1.24%	1.26%	1.30%	1.23%	1.20%[8,9]

Net investment income[7]	8.41%[8]	7.30%	6.81%	7.06%	7.46%	7.97%	7.38%	1.35%[8,9]

Dividends paid to Preferred Shareholders	1.69%[8]	1.97%	1.89%	1.62%	1.00%	0.58%	0.63%	-%[8,9]

Net investment income to Common Shareholders	6.72%[8]	5.33%	4.92%	5.44%	6.46%	7.39%	6.75%	1.35%[8,9]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$102,138	$112,263	$119,603	$125,525	$123,920	$109,952	$101,738	$112,576

Preferred Shares outstanding at liquidation preference, end of period (000)	$59,750	$59,750	$71,950	$71,950	$71,950	$71,950	$71,950	—

Portfolio turnover	32%	36%	30%	18%	21%	19%	85%	—%

Asset coverage per Preferred Share, end of period	$67,738	$71,981	$66,563	$68,625	$68,063	$63,209	$60,353	—

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00.
3	Based on average shares outstanding.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5	Aggregate total investment return.
6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent semi-annual report for details of municipal bonds transferred to tender option bond trusts.
7	Do not reflect the effect of dividends to Preferred Shareholders.
8	Annualized.

9	These annualized ratios are not indicative of future expense ratios, due to the short operating history of the Trust.

BlackRock California Investment Quality Municipal Trust (RAA)

	Six Months Ended January 31, 2009 (Unaudited)	Period November 1, 2007 to July 31, 2008	Year Ended October 31,
			2007	2006	2005	2004	2003	2002	2001[1]	2000[1]	1999[1]	1998[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.90	$13.86	$14.51	$14.20	$14.43	$14.56	$14.81	$15.30	$14.62	$14.34	$15.49	$14.77

Net investment income	0.41 [2]	0.60 [2]	0.84	0.87	0.78	0.92	1.05	1.04	1.05	1.06	1.05	1.05
Net realized and unrealized gain (loss)	(1.36)	(0.95)	(0.58)	0.50	(0.03)	(0.09)	(0.41)	(0.64)	0.63	0.29	(1.10)	0.79
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.11)	(0.18)	(0.24)	(0.21)	(0.13)	(0.06)	(0.06)	(0.09)	(0.21)	(0.25)	(0.22)	(0.24)
Net realized gain	—	—	(0.02)	—	—	—	—	—	—	—	—	—

Net increase (decrease) from investment operations	(1.06)	(0.53)	—	1.16	0.62	0.77	0.58	0.31	1.47	1.10	(0.27)	1.60

Dividends and distributions to Common Shareholders from:
Net investment income	(0.28)	(0.43)	(0.60)	(0.85)	(0.85)	(0.85)	(0.83)	(0.80)	(0.79)	(0.82)	(0.88)	(0.88)
Net realized gain	—	—	(0.05)	—	—	(0.05)	—	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.28)	(0.43)	(0.65)	(0.85)	(0.85)	(0.90)	(0.83)	(0.80)	(0.79)	(0.82)	(0.88)	(0.88)

Net asset value, end of period	$11.56	$12.90	$13.86	$14.51	$14.20	$14.43	$14.56	$14.81	$15.30	$14.62	$14.34	$15.49

Market price, end of period	$9.70	$11.96	$12.57	$15.80	$15.75	$14.30	$14.03	$13.38	$15.55	$14.00	$15.50	$16.13

Total Investment Return[3]
Based on net asset value	(7.80)%[4]	(3.68)%[4]	0.01%	7.87%	4.32%	5.77%	4.43%	2.06%	10.26%	7.99%	(2.22)%	10.93%

Based on market price	(16.55)%[4]	(1.53)%[4]	(16.71)%	5.90%	16.76%	8.78%	11.38%	(9.26)%	17.03%	(4.33)%	1.52%	13.70%

Ratios Based on Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[5,6]	1.59%[7]	1.56%[7,8]	1.39%	1.41%	1.35%	1.35%	1.40%	1.29%	1.38%	1.41%	1.34%	1.36%

Total expenses after waiver and fees paid indirectly[6]	1.68%[7]	1.59%[7,8]	1.39%	1.41%	1.35%	1.35%	1.40%	1.29%	1.38%	1.41%	1.34%	1.36%

Total expenses after waiver and before fees paid indirectly[6]	1.68%[7]	1.59%[7,8]	1.46%	1.50%	1.39%	1.40%	1.40%	1.29%	1.38%	1.41%	1.34%	1.36%

Total expenses[6]	1.71%[7]	1.62%[7,8]	1.47%	1.50%	1.39%	1.40%	1.40%	1.29%	1.38%	1.41%	1.34%	1.36%

Net investment income[6]	6.96%[7]	6.00%[7,8]	5.90%	6.11%	5.38%	6.37%	7.17%	6.86%	7.04%	7.36%	6.95%	6.93%

Dividends paid to Preferred Shareholders	1.81%[7]	1.74%[7]	1.68%	1.50%	0.88%	0.42%	0.44%	0.59%	1.39%	1.75%	1.47%	1.60%

Net investment income to Common Shareholders	5.15%[7]	4.26%[7,8]	4.22%	4.61%	4.50%	5.95%	6.73%	6.27%	5.65%	5.61%	5.48%	5.33%

	Six Months Ended January 31, 2009 (Unaudited)	Period November 1, 2007 to July 31, 2008	Year Ended October 31,
			2007	2006	2005	2004	2003	2002	2001[1]	2000[1]	1999[1]	1998[1]
Supplemental Data
Net assets applicable to Common Shares, end of period (000)	$11,645	$12,994	$13,956	$14,615	$14,299	$14,529	$14,665	$14,911	$15,411	$14,725	$14,439	$15,595

Preferred Shares outstanding at liquidation preference, end of period (000)	$6,825	$6,825	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500

Portfolio turnover	21%	14%	38%	49%	20%	15%	6%	30%	1%	0%	4%	0%

Asset coverage per Preferred Share, end of period	$67,658	$72,598	$71,534	$73,731	$72,671	$73,433	$73,886	$74,706	$76,377	$74,097	$73,138	$76,990

1	Amounts have been restated to conform to the presentation under the provisions of EITF D-98.
2	Based on average shares outstanding.
3	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4	Aggregate total investment return.
5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent semi-annual report for details of municipal bonds transferred to tender option bond trusts.
6	Do not reflect the effect of dividends to Preferred Shareholders.
7	Annualized.
8	Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses after waiver and fees paid indirectly and excluding interest expense and fees, total expenses after waiver and fees paid indirectly, total expense after waiver and before fees paid indirectly, total expenses, net investment income and net investment income to Common Shareholders would have been 1.67%, 1.70%, 1.70%, 1.73%, 5.90% and 4.16%, respectively.

INFORMATION ABOUT THE REORGANIZATIONS

General

Pursuant to the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge with and into the Merger Subsidiary. Target Fund common shares or Target Fund preferred shares will be exchanged for Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, respectively, pursuant to each Reorganization. The Acquiring Fund Common Shares issued to the Target Funds common shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds’ common shares, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional common shares). The Acquiring Fund Preferred Shares issued to the Target Funds preferred shareholders will have a liquidation preference and value equal to the liquidation preference and value of the outstanding preferred shares of the Target Funds. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and the Merger Subsidiary will dissolve under Delaware law and be liquidated into the Acquiring Fund.

The distribution of the Acquiring Fund Shares to the Target Funds’ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole common shares on the NYSE or NYSE Amex, as applicable, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the previous preferred shareholders of the Target Funds would represent the respective pro rata number of shares of Acquiring Fund Preferred Shares due such preferred shareholder. See “Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by the Target Funds’ shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional common shares, if any). Because preferred shares are held in “street name” by DTC, all transfers are accomplished by book entry.

As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Target Fund common shares immediately prior to the Closing Date, and each preferred shareholder of a Target Fund will own Acquiring Fund Preferred Shares that will have a liquidation preference of $25,000 per share. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the common shares of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. Similarly, since the Acquiring Fund Preferred Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the preferred shares of the Target Funds, the Target Funds’ preferred shareholders will not be diluted as a result of the Reorganizations. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund Preferred Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. The terms of each Reorganization Agreement are substantially the same. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on or after the close of business of the NYSE on the business day immediately preceding the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund. The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including incurred and accrued expenses, which will include each Fund’s share of the costs of the Reorganizations) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. the obligations of each Fund pursuant to its Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of each Target Fund, approval of the issuance of additional Acquiring Fund Common Shares and Acquiring Fund Preferred Shares by the common and preferred shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund may cause a Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

The Reorganization Agreements may be terminated and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of any Fund or the Board of the Merger Subsidiary if any condition to that Fund’s or the Merger Subsidiary’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of Target Fund common shares. The Acquiring Fund will issue to Target Fund preferred shareholders book entry interests for the Acquiring Fund Preferred Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate liquidation preference of Target Fund preferred shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares as of the Closing Date, and subject to BFZ being informed thereof in writing by the Target Fund, BFZ will not permit such shareholder to receive new certificates evidencing ownership of the BFZ Common Shares or BFZ Preferred Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or BFZ Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganization, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target funds. If, after the Closing Date, certificates representing common shares of a Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to such Target Fund’s common shares in the Reorganization.

Shares of each Target Fund’s preferred shares are held in “street name” by The Depository Trust Company, and all transfers of preferred shares will be accomplished by book entry. The surrender of physical certificates for a Target Fund’s preferred shares is not required.

Expenses of the Reorganizations

The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Neither the Funds nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization. The estimated expenses of the Reorganizations attributable to BCL, RAA, BCK, BZA and BFZ are estimated to be $153,919, $129,203, $145,705, $140,736 and $177,321, respectively.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. Federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares or preferred shares of a Target Fund as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. Federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. Federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. Federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. Federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of such Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. Federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of its Target Fund common shares solely for Acquiring Fund Common Shares or all of its Target Fund preferred shares solely for Acquiring Fund Preferred Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund Preferred Shares received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of its Target Fund common shares or Target Fund preferred shares, as applicable, surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of the Acquiring Fund Common Shares or Acquiring Fund Preferred Shares received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of its Target Fund common shares or Target Fund preferred shares, as applicable, surrendered in exchange therefor.

•

A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with a Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. Each Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and such Target Fund shareholder’s tax basis in the Target Fund common share allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for such Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by such Target Fund.

•

Holders of preferred shares of RAA are entitled to appraisal rights in connection with the Reorganization, subject to proper adherence to the procedures for exercising such rights as set forth in the Maryland General Corporations Law. An RAA preferred shareholder that receives cash pursuant to the exercise of appraisal rights will be treated as having received cash from RAA in redemption of its RAA preferred shares. Each such RAA preferred shareholder will recognize capital gain or loss, measured by the difference between the amount of cash received and such holder’s tax basis in such RAA preferred shares. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for such Target Fund preferred shares is more than one year as of the date the Reorganization is consummated. An RAA preferred shareholder that exercises appraisal rights should consult its own tax advisor.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each of the Target Funds and its shareholders.

The opinion of Skadden Arps will be based on U.S. Federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and each Target Fund and assume, among other things, that each Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

On or prior to the Closing Date, each Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution will be taxable to shareholders for U.S. Federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of each of the acquired Target Funds, which will be subject to the limitations described below. If any of the Reorganizations were to occur, then each Target Fund involved in a Reorganization, and, under the circumstances described below, the Acquiring Fund, would each undergo an “ownership change” for U.S. Federal income tax purposes, and, accordingly, the Acquiring Fund’s use of such Target Fund’s, and its own, capital loss carryforwards (and certain unrealized built-in losses) may be limited by the operation of the tax loss limitation rules of the Code. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 3.88% for May 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years. If no “ownership change” were to occur with respect to the Acquiring Fund (under the circumstances described below), then the Acquiring Fund’s capital loss carryforwards (and certain unrealized built-in losses), which the Acquiring Fund would succeed to in the Reorganization, should not be limited solely by reason of the Reorganization.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund, whose losses are subject to the loss limitation rules, would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

The Acquiring Fund is expected to undergo an “ownership change” for U.S. Federal income tax purposes if the following combinations of Reorganizations were to occur with the listed Target Funds: (i) BZA, BCK, BCL and RAA; (ii) BZA, BCK and BCL; and (iii) BCK, BCL and RAA. If fewer than three of the Reorganizations were to occur, or if the Reorganizations involving (i) BZA, BCK and RAA or (ii) BZA, BCL and RAA were to occur, then the Acquiring Fund is not expected to undergo an “ownership change” for U.S. Federal income tax purposes.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: ISSUANCE OF THE ACQUIRING FUND’S SHARES

In connection with each proposed Reorganization described under “Proposal 1: Reorganizations of the Target Funds,” the Acquiring Fund will issue Acquiring Fund Common Shares and list them for trading on the NYSE. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. Further, the Reorganizations will result in the issuance of Acquiring Fund Preferred Shares in exchange for preferred shares of the Target Funds, with substantially similar terms as the outstanding preferred shares of the Target Funds, except that the Acquiring Fund Preferred Shares issued in exchange for RAA preferred shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.” No gain or loss will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit common shareholders of the Acquiring Fund and, potentially, preferred shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Baseline Expense Ratio as a result of the most likely combination of the proposed Reorganizations (i.e., if all of the Reorganizations are completed). The Boards noted that even if the least beneficial of all of the possible combinations of the proposed Reorganizations were to occur (i.e., if only RAA was combined with the Acquiring Fund) the Baseline Expense Ratio for the Combined Fund is anticipated to be lower than the Baseline Expense Ratio for the Acquiring Fund, if such Reorganization did not occur, except for each Fund’s allocable portion of the costs associated with the proposed Reorganizations.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares for each Reorganization at the Special Meeting to be held on Tuesday, September 22, 2009. The affirmative vote of shareholders representing at least a majority of the Acquiring Fund common shares and the Acquiring Fund preferred shares present in person or represented by proxy at the Special Meeting entitled to vote, voting together as a single class, is required to approve the issuance of additional common shares for each Reorganization. The affirmative vote of a 1940 Act Majority of the holders of preferred shares of the Acquiring Fund, voting as a separate class, also is required to approve the issuance of additional preferred shares of the Acquiring Fund in connection with each Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be sometime during the fourth quarter 2009.

For additional information regarding voting requirements, see “Other Information—Voting Information and Requirements.”

VOTING INFORMATION AND REQUIREMENTS

General

A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by any shareholder during regular business hours, for ten days prior to the date of the Special Meeting.

Record Date

The Funds’ Boards have fixed the close of business on July 24, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, BCL had outstanding              common shares and              preferred shares, BCK had outstanding              common shares and              preferred shares, BZA had outstanding              common shares and              preferred shares, RAA had outstanding              common shares and              preferred shares and the Acquiring Fund had outstanding              common shares and              preferred shares.

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by             , or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. With respect to each proposal, a majority of the outstanding shares of each class entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and “FOR” Proposal 2 if you are entitled to vote on these proposals.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Special Meeting. The Funds understand that under the rules of the applicable stock exchanges, such broker-dealer firms may not grant authority to the proxies designated to vote on Proposal 1 and Proposal 2 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on with respect to Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of the respective proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to Proposals 1(A)(i), 1(A)(ii), 1(B)(i), 1(B)(ii), 1(C)(i), 1(C)(ii), 1(D)(i), 1(D)(ii), 2(A)(ii), 2(B)(ii), 2(C)(ii) and 2(D)(ii), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

With respect to Proposals 2(A)(i), 2(B)(i), 2(C)(i) and 2(D)(i), abstentions will not be treated as votes “FOR” the proposal but will be counted as shares present and entitled to vote on the proposal and will therefore have the same effect as votes “AGAINST” the proposal. Broker non-votes will not be treated as votes “FOR” the proposal and will not be counted as shares entitled to vote on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes “FOR” required to approve the proposal.

Pursuant to the rules of the NYSE, a Fund’s preferred shares held in “street name” may be voted under certain conditions by broker-dealer firms. These conditions include, among others, that (i) at least 30% of the Fund’s preferred shares outstanding have voted on the Reorganization and (ii) less than 10% of the Fund’s preferred shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed preferred shares on the Reorganization in the same proportion as the votes cast by all holders of preferred shares who voted on the Reorganization.

Voting Requirements for Proposal 1: Reorganizations of the Target Funds

Target Fund	Proposals	Required Approval
BCL	Proposal 1(A)(i): The common and preferred shareholders of BCL voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the 1940 Act.	Proposal 1(A)(i): the affirmative vote of a 1940 Act Majority of the outstanding common shares and preferred shares, voting together as a single class.

Proposal 1(A)(ii): The preferred shareholders of BCL voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary and the termination of BCL’s registration under the 1940 Act.

Proposal 1(A)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

RAA	Proposal 1(B)(i): The common and preferred shareholders of RAA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.	Proposal 1(B)(i): the affirmative vote of a majority of the outstanding common shares and preferred shares, voting together as a single class.

	Proposal 1(B)(ii): The preferred shareholders of RAA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary and the termination of RAA’s registration under the 1940 Act.	Proposal 1(B)(ii): the affirmative vote of a majority of the outstanding preferred shares, voting as a separate class.

BCK	Proposal 1(C)(i): The common and preferred shareholders of BCK voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.	Proposal 1(C)(i): The affirmative vote of a 1940 Act Majority of the outstanding common shares and preferred shares, voting together as a single class.

	Proposal 1(C)(ii): The preferred shareholders of BCK voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary and the termination of BCK’s registration under the 1940 Act.	Proposal 1(C)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

BZA	Proposal 1(D)(i): The common and preferred shareholders of BZA voting together as a single class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.	Proposal 1(D)(i): The affirmative vote of a 1940 Act Majority of the outstanding common shares and preferred shares, voting together as a single class.

	Proposal 1(D)(ii): The preferred shareholders of BZA voting as a separate class are being asked to approve an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary and the termination of BZA’s registration under the 1940 Act.	Proposal 1(D)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

Voting Requirements for Proposal 2: Issuance of the Acquiring Fund’s Shares

Target Fund	Proposals	Required Approval
BCL	Proposal 2(A)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.	Proposal 2(A)(i): the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

	Proposal 2(A)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCL, BFZ and BFZ Merger Subsidiary.	Proposal 2(A)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

RAA	Proposals 2(B)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.	Proposal 2(B)(i): the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

	Proposal 2(B)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among RAA, BFZ and BFZ Merger Subsidiary.	Proposal 2(B)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

BCK	Proposals 2(C)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.	Proposal 2(C)(i): the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

	Proposal 2(C)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BCK, BFZ and BFZ Merger Subsidiary.	Proposal 2(C)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

BZA	Proposals 2(D)(i): The common and preferred shareholders of BFZ voting together as a single class are being asked to approve the issuance of additional common shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.	Proposal 2(D)(i): the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

	Proposal 2(D)(ii): The preferred shareholders of BFZ voting as a separate class are being asked to approve the issuance of additional preferred shares of BFZ in connection with an Agreement and Plan of Reorganization among BZA, BFZ and BFZ Merger Subsidiary.	Proposal 2(D)(ii): the affirmative vote of a 1940 Act Majority of the outstanding preferred shares, voting as a separate class.

SHAREHOLDER INFORMATION

As of July 24, 2009, the Record Date, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares and none of the outstanding preferred shares of each such Fund, and no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding common shares or 5% or more of the outstanding preferred shares of each such Fund, except as follows:

Shareholder	Address	Holdings (common shares)	Percentage Owned	Holdings (preferred shares)	Percentage Owned

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. Each Fund’s bylaws were filed with the SEC on October 7, 2008 as part of the Funds’ 8-Ks, and shareholders may obtain copies of such documents as described on page vii of this Joint Proxy Statement/Prospectus.

Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, NY 10022, Attention: Howard B. Surloff.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about              2009. Shareholders of the Target Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and the Investment Advisor have retained             , a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. The cost of              services in connection with the proxy is approximately $     for BFZ, $     for RAA, $     for BCL, $     for BCK and $     for BZA. In addition,              will assist the Funds in the distribution of proxy materials. The cost of              services              in connection with the proxy is approximately $             for BFZ, $     for RAA, $     for BCL, $     for BCK and $     for BZA.

LEGAL MATTERS

Certain legal matters concerning the U.S. Federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund common shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Target Funds and the Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Auditors may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Failure of a quorum to be present at the Special Meeting, or any adjournment thereof, will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the respective Fund present in person or by proxy and entitled to vote at the time of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the respective Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting.

OTHER INFORMATION

BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Merrill Lynch & Co., Inc., a wholly-owned subsidiary of Bank of America Corporation, and The PNC Financial Services Group, Inc. own approximately 4.8% and 46.4% of BlackRock’s voting common stock, respectively, and approximately 47.4% and 31.5% of BlackRock’s capital stock on a fully diluted basis, respectively. The remaining approximately 21.1% of the capital stock is held by employees and the public.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Donald C. Burke
President and Chief Executive Officer
BlackRock California Municipal Income Trust
BlackRock California Municipal Income Trust II
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock California Insured Municipal Income Trust
BlackRock California Municipal Bond Trust
, 2009

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated June 23, 2009

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

AND

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

Dated                      2009

This Statement of Additional Information is available to the shareholders of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock California Insured Municipal Income Trust (“BCK”), and BlackRock California Municipal Bond Trust (“BZA”) (each a “Target Fund” and, collectively, the “Target Funds”) in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby each Target Fund will merge with and into BFZ Merger Subsidiary (the “Merger Subsidiary”), a direct, wholly-owned subsidiary of BlackRock California Municipal Income Trust (“BFZ” or the “Acquiring Fund”). Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ. The Target Funds will then terminate their registrations under the Investment Company Act of 1940 (the “1940 Act”). In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Common Shares”). The aggregate net asset value of Acquiring Fund Common Shares received by the common shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional common shares). Further, each of the outstanding preferred shares of each Target Fund will, without any action on the part of the holder thereof, be exchanged for one share of preferred stock, liquidation preference $25,000 per share, of the Acquiring Fund (“Acquiring Fund Preferred Shares”) having substantially similar terms, including the same auction dates, dividend periods and dividend payment dates, as such series of preferred shares of each Target Fund, except that, unlike the preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.” A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated             , 2009 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

The following information supplements the discussion of the Acquiring Fund’s investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Restricted and Illiquid Securities

Certain of the Acquiring Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Acquiring Fund may purchase municipal bonds on a “when-issued” basis and may purchase or sell municipal bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all time equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

Although it has no present intention of doing so, the Acquiring Fund reserves the right to borrow funds to the extent permitted as described in the Joint Proxy Statement/Prospectus under the caption “Comparison of the Funds—Investment Strategies and Restrictions.” The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Acquiring Fund. Borrowing is a form of leverage and, in that respect, entails risks including volatility in net asset value, market value and income available for distribution.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of the Acquiring Fund (“Qualified Institutions”). By lending its portfolio securities, the Acquiring Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Acquiring Fund. The Acquiring Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Acquiring Fund collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Acquiring Fund at any time and (d) the Acquiring Fund receive reasonable interest on the loan (which may include the Acquiring Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Acquiring Fund will not lend portfolio securities if, as a result, the aggregate value of such loans exceed 33 1/3% of the value of the Acquiring Fund’s total assets (including such loans). Loan arrangements made by the Acquiring Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Advisor and will be considered in making decisions with respect to lending of securities, subject to review by the Acquiring Fund’s Board.

The Acquiring Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Acquiring Fund’s Board. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

RISK FACTORS AND SPECIAL CONSIDERATION

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Acquiring Fund’s investment objective, policies and techniques.

Factors Affecting Municipal Securities in California

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Acquiring Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Acquiring Fund to pay interest on or principal of the municipal securities.

The Acquiring Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

As used below, “California Tax-Exempt Securities” include issues secured by a direct payment obligation of the State of California (the “State”) and obligations of other issuers that rely in whole or in part on California revenues to pay their obligations, the interest on which is, in the opinion of bond counsel, exempt from U.S. Federal income tax and California personal income tax. Property tax revenues and part of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State’s General Fund will be so distributed in the future is unclear. The following information concerning the State has not been independently verified and the Acquiring Fund takes no responsibility as to the accuracy or completeness thereof.

California State Economic and Budgetary Considerations

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 38.1 million as of July 31, 2008. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. The current global economic downturn has been particularly severe in California due to its sizable housing market and construction and mortgage industries and structural deficits in the State’s General Fund brought on by constitutionally mandated spending requirements matched against highly cyclical revenue sources (predominately based on personal income taxes and sales tax).

At the end of March 2009, the state unemployment rate was 11.2%, which was among the highest state unemployment rates in the country and was the highest unemployment rate in California since February 1983. Through March 2009, the California construction industry lost 274,900 jobs, a drop of 29.0% from its peak in February 2006, and the California financial activities sector lost 128,500 jobs, a decrease of 13.6% from its peak in May 2006. From March 2008 through March 2009, nine of California’s 11 major industry sectors lost jobs while the only major industry sectors to add jobs were information and educational and health services.

The economic downturn resulted in a dramatic reduction in state tax revenues, as compared to projections made in connection with the adoption of the 2008 Budget Act. California’s tax system is very sensitive to changes in the state and national economies, and as a result of these recessionary impacts, state revenue collections lagged expectations through April 2009. In November and December 2008, the Governor estimated a budget shortfall for the 2008-09 and 2009-10 fiscal years of $41.6 billion, the largest budget deficit in the history of the State. The sharp drop in revenues at the start of the 2008-09 fiscal year significantly depleted the cash resources available to pay the state’s obligations. By February 2009, the State faced an unprecedented cash crisis that forced the California State Controller to delay a variety of state payments in order to preserve cash for education, debt service, and other obligations deemed by the State constitution and Federal law as having first claim to available funds. On February 1, 2009 the Controller started to defer for 30 days, payments from the State General Fund of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled, and elderly. During the month of February 2009, a total of almost $3.0 billion in payments were deferred, including $2.2 billion of tax refunds. With the passage of the budgetary measures in February 2009, the State started to release the deferred payments in the beginning of March 2009, and by the end of March, the State had made up the $3.0 billion in delayed payments, including $2.2 billion in tax refunds. The State Controller also announced that, as of the end of March 2009, the State had sufficient cash to satisfy all of its payment obligations for the 2008-09 fiscal year and would no longer need to borrow an additional $1.5 billion through an offering of revenue anticipation notes to fund such payment obligations. Nonetheless, the State continues to face cash flow pressures going into the 2009-10 fiscal year. The State’s cash flow difficulties have resulted in the lowering of ratings on its outstanding revenue anticipation notes, and are contributing to adverse rating actions on other State debt. See “—General Obligation Bond Ratings.”

The deteriorating State economic and fiscal conditions caused the Governor to order unpaid furloughs of state employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees to reduce General Fund payroll expenditures by up to 10 percent. Litigation has challenged the furlough program. See “—State Cash Management” and “—Litigation.” The Governor and the State Legislature began working on enacting legislation to address the budget shortfall in November 2008 in a fiscal emergency special session, which was followed by two additional special sessions in December 2008. Because the California constitution requires a two-thirds majority vote in the legislature to pass budgets and tax increases, budgetary measures that ultimately included amendments to the Budget Act of 2008 (which sets forth the California state budget for the fiscal year 2008-09), the Budget Act of 2009 (which sets forth the California State budget for the fiscal year 2009-10), and related budget legislation (collectively, “February 2009 Budget Package”) were not enacted until such measures were adopted by the Legislature on February 19, 2009 and signed by the Governor on February 20, 2009.

The February 2009 Budget Package addresses the projected $41.6 billion budget deficit for fiscal years 2008-09 and 2009-10 by reducing State expenditures by $15.7 billion, temporarily increasing taxes to raise approximately $12.5 billion in revenues, borrowing $5.4 billion principally through the securitization of lottery revenues in the amount of $5.0 billion, and by taking into account an expected receipt of $8.0 billion in Federal stimulus funds. A reduction of $8.4 billion in the minimum guarantee of Proposition 98, which sets a minimum annual funding level for K-12 schools and community colleges (“K-14 schools”), accounts for over half of the $15.7 billion of expenditure reductions. The other expenditure reductions consist primarily of higher education ($1.3 billion) and employee compensation ($1.2 billion). The temporary tax increases include a one-cent increase in the State sales tax, an increase of 0.50 percent on vehicle license fees, a 0.125 percent across-the-board increase in personal income tax rates, and a reduction in the personal income tax exemption credit for dependents.

The February 2009 Budget Package also provides triggers that eliminate certain planned temporary tax increases if the State were to receive at least $10.0 billion of Federal stimulus funds allocable to the existing budget, as determined by the State Director of Finance and the Treasurer by April 1, 2009. On March 27. 2009, the State Director of Finance and the Treasurer, pursuant and subject to the applicable State law, determined that the State would receive less than $10.0 billion of Federal stimulus funds allocable to the existing budget for the 2009-10 fiscal year, which is insufficient to avoid the trigger tax increases and expenditure cuts.

In addition, on March 13, 2009, the nonpartisan California Legislative Analyst’s Office (“CLAO”) issued a report projecting that State revenues would fall short of the assumptions used in the February 2009 Budget Package by $8 billion because of continued deterioration in the state’s economic and revenue outlook since the passage of the budget package. The CLAO report further stated that because a number of the adopted budgetary measures are short-term solutions, the State will continue to face significant budget shortfalls in the future without additional corrective actions. Specifically, the CLAO estimates an operating shortfall of $12.6 billion in 2010-11 that likely will increase to $ 26.0 billion in 2013-14. The CLAO report identified a number of factors, because of their one-time or short-term nature, that would limit the State’s ability to close such future shortfalls, including that employee compensation savings would generally end after 2009-10, no additional borrowing of lottery profits is assumed after the initial $5.0 billion in the Budget Act of 2009, and Federal funds available to offset General Fund costs will drop significantly after 2009-10. Finally, the CLAO noted that the State’s recovery from the recession is expected to be relatively slow and modest, reducing the opportunity to grow out of the state’s chronic operating shortfalls, and the tax and revenue measures are only temporary.

The long delay between the identification of the budget gap and enactment of the February 2009 Budget Package, combined with unfavorable market conditions for municipal debt starting in the fall of 2008, prevented the State Treasurer’s Office (“STO”) from issuing long-term bonds and limited its ability to sell short-term revenue anticipation notes. As of mid-February 2009, the STO had been unable to issue general obligation bonds and lease revenue bonds since June 2008. The inability to access the capital markets and the absence of an enacted budget plan compelled the California Pooled Money Investment Board (“PMIB”), which is comprised of the state Treasurer, Controller, and Director of Finance, to suspend $3.8 billion in short-term financing from the California Pooled Money Investment Account (“PMIA”) to State bond-funded infrastructure projects in December 2008, effectively halting or delaying approximately 5,600 infrastructure projects. See “—State Cash Management.”

However, during its February 2009 meeting, the PMIB did cite some improvement in the condition of the municipal bond market, and in late February 2009 the STO successfully issued $194 million of State general obligation bonds in a private placement to the Bay Area Toll Authority to finance work on 11 road projects in the Bay Area and other Northern California counties. The STO also placed $800 million of general revenue bonds for the Regents of the University of California in mid-March 2009. With the passage of the Budget Act of 2009 in February 2009 and improvement in the municipal bond market, the STO successfully issued $6.5 billion of State general obligation bonds at the end of March 2009, which, due to investor demand, exceeded the initial offering amount of $4.0 billion. In April 2009, the STO issued $435 million of California Public Works Board lease revenue bonds for various State departments and projects, $213 million of California Public Works Board lease revenue bonds on behalf of the Regents of the University of California, and $6.85 billion of State general obligation bonds to fund infrastructure projects, which included $5.23 billion of Build America Bonds.

On May 14, 2009, the Governor proposed its May revision to the 2009 Budget Act (the “May Revision”). The May Revision proposed additional solutions to address growing revenue losses and expenditure increases experienced by the State since the passage of the 2009 Budget Act. The May Revision projected that, absent corrective action, State expenditures would exceed revenues by approximately $24 billion through the current fiscal year and fiscal year 2009-10. To address this projected deficit, the May Revision proposed $2 billion in expenditure reductions and revenue increases for fiscal year 2008-09 and $12.5 billion of such solutions for fiscal year 2009-10, coupled with a $889 million reduction to the $2.1 billion reserve approved as part of the 2009 Budget Act. With respect to K-12 education funding, the proposed solutions included reductions in Proposition 98 funding of $1 billion fiscal year 2008-09 and $2 billion in fiscal year 2009-10.

The economic forecast underlying the May Revision’s fiscal estimates assumed that California had several more months of economic hardship before the beginning of the recovery. The administration’s forecast indicated that the United States economy would resume growing in the fourth quarter of 2009. The May Revision forecast, however, expected only modest growth of 1.4 percent for the gross domestic product in 2010. For California, the administration’s forecast anticipated a 1 percent decline in personal income in 2009 and the resumption of income growth in the first quarter of 2010, with an increase for the year of only 1.4 percent.

Notwithstanding the enacted budgetary measures, under the California constitution, some of the enacted provisions must be ratified as ballot propositions by State voters. A statewide special election took place on May 19, 2009 for State voters to decide whether to adopt such budget measures. The 2009-10 Budget depended on access to approximately $6 billion related to three propositions on the May 19, 2009 special election ballot: $5 billion from borrowing against future lottery profits (Proposition 1C), up to $608 million from redirecting dedicated childhood development funds to help the General Fund (Proposition 1D), and approximately $230 million from redirecting dedicated mental health funds to help the General Fund (Proposition 1E). The voters rejected these three measures. The voters at the May 19, 2009 meeting also rejected Proposition 1A, which would have extended the temporary tax increases in the February package by one or two years after 2010. The voters’ rejection of Proposition 1A affects the budgetary outlook in future fiscal years.

Since the adoption of the February 2009 Budget Package, various negative revenue and expenditure trends emerged resulting in a decreased revenue estimate for the 2008-09 fiscal year of $3.5 billion and a decreased revenue estimate for the 2009-10 fiscal year of $9.0 billion. Various other changes including lower property tax revenue and resulting increases to general fund spending and increased State health and social services spending contributed to an additional $3.1 billion in revised expenditures. Together with the rejection of the propositions on the special election ballot, the Governor estimates a budget shortfall of $21 billion through fiscal year 2009-10. Consequently, the Legislature and the Governor must now agree to billions of dollars of additional spending cuts, tax increases or other budgetary solutions to bring the budget back into balance.

On May 26, 2009 and on May 29, 2009, the Governor released updates to the May Revision (collectively, the “May Revision Update”). The May Revision Update projected a budget gap of $3.10 billion through the remainder of fiscal year 2008-09 due to shortfalls in revenue collections and increased costs and the failure of five of the propositions included in the May 19, 2009 Special Election. The May Revision and the May Revision Update, collectively, include proposals to reduce General Fund spending in the amount of $3.12 billion during the remainder of fiscal year 2008-09 and $20.85 billion during fiscal year 2009-10 in order to eliminate the State’s projected $21.3 billion deficit through such period. The proposals contained in the May Revision Update replace the Governor’s May Revision proposal to issue revenue anticipation warrants in the amount of $5.6 billion to address a portion of the State’s General Fund deficit. The proposed reductions assume the enactment of the Governor’s budget proposals as described in the May Revision Update, which proposals remain subject to change by the Governor and the State Legislature.

The May Revision Update proposes to eliminate the California Work Opportunity and Responsibility to Kids Program (“CalWORKs”), which is expected to reduce General Fund spending by approximately $1.3 billion. In the event the State eliminates CalWORKs, Federal Temporary Assistance to Needy Families funding for the program will be eliminated. The May Revision Update also proposes to eliminate General Fund expenditures for county programs relating to the Healthy Families Programs, Maternal, Child, and Adolescent Health, Mental Health Managed Care Services and the Early and Periodic Screening, Diagnosis and Treatment Services program. The proposals are expected to reduce General Fund expenditures by $424.2 million. The May Revision Update also proposes to reduce the local share of the gasoline tax from $1.05 billion to $300 million. Pursuant to this proposal, the State will apply the $750 million difference to pay current and prior year debt service on highway bonds.

State Cash Management

The State typically uses external cash flow borrowing as part of its cash management plans, in conjunction with the use of internal borrowings from state special funds. The 2008-09 Governor’s Budget released in January 2008 identified a prospective cash flow shortfall in light of deteriorating economic conditions. The State shored up cash resources by issuing the remainder of the authorized economic recovery bonds in February 2008, which generated about $3.3 billion of new cash for the General Fund. The State also permanently transferred to the General Fund $1.5 billion from the Budget Stabilization Account. As part of the legislation adopted in the February 2008 fiscal emergency special session, bills were passed to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual revenue anticipation notes (“RANs”) issue could be sold.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow an adequate cash management cushion during the 2008-09 fiscal year. The State issued $5 billion of RANs in late October 2008 without credit enhancement. The state did not access the market for a planned second sale following the release of reduced projections of revenues, which resulted in the Governor calling a special session of the Legislature in November 2008. Without that additional money, and without legislative action to resolve the budget shortfalls, the State Controller announced that starting in February 2009, the State would start taking unusual steps to manage and conserve cash so that the highest priority payments, such as to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met in February and March. As a result, the State Controller started to defer making payments otherwise owed, such as for tax refunds, certain vendor payments and payments to counties for certain social services. During the month of February 2009, a total of almost $3.0 billion payments were deferred (including $2.2 billion of tax refunds).

The February 2009 Budget Package included several bills to improve the state’s cash management resources. An additional $2 billion of internal borrowings from special funds was authorized, and, as in February 2008, certain payments to schools were to be deferred until the 2009-10 fiscal year.

In early March 2009, the State Controller announced that with the passage of the February 2009 Budget Package, the state would immediately start to repay obligations that had been withheld in February 2009, including $2.2 billion of tax refunds. As of the end of March 2009, the State had made up the $3.0 billion in delayed payments, and, because of several favorable developments, the State expected that it would have sufficient cash to satisfy its payment obligations through the end of the 2008-9 fiscal year and would not need to borrow an additional $1.5 billion through the issuance of additional RANs to ensure that all of its payment obligations for the 2008-9 fiscal year are met. The funding for the cash, as cited by the State Controller in an announcement issued on March 31, 2009, comes from higher-than-projected available funds through internal borrowing, an arrangement to secure a $500 million note through an institutional lender, and adoption of a legislative bill to provide $1.57 billion of Federal stimulus funds in April 2009. However, in the same announcement, the State Controller continued to warn about the State’s cash crisis as it relates to the coming 2009-10 fiscal year, beginning July 2009.

In June 2009, the State Controller provided an update on the State’s 2009-10 cash outlook. The State Controller’s noted that (i) in the absence of legislative action, the State will not have sufficient cash to meet all of its payment obligations on July 28, 2009, (ii) the State’s cash deficit will increase to a negative $2.78 billion by July 31, 2009, and (iii) in April 2010, the State’s cash balance will decrease to a negative $25.3 billion, which will be the lowest point projected for fiscal year 2009-10. The additional deterioration in the State’s cash outlook was the result of two factors: (i) May revenues coming in $827 million less than projected by the Governor’s May Revision and (ii) adjustments made by the Department of Finance to its revenue and expenditure projections. The $827 million shortfall arose primarily from $475 million in lower than expected personal income taxes, $109 million in lower than expected sales and use tax revenues, and $84.4 million in lower than expected corporate taxes. The State started the fiscal year with a $1.45 billion cash deficit, which grew to $19.8 billion on May 31, 2009. The deficit is being covered by a combination of $4.3 billion in Revenue Anticipation Notes (RANs) and $15.5 billion of internal borrowings from special funds. Borrowing from special funds is expected to provide enough cash to fund State operations through the end of the fiscal year on June 30, 2009.

Obligations of the State of California

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

As of May 1, 2009, the State had outstanding $69,379,814,000 aggregate principal amount of long-term general obligation bonds, of which $59,012,744,000 were payable primarily from the State’s General Fund, and $10,367,070,000 were self-liquidating bonds payable first from other special revenue funds. As of May 1, 2009, there were unused voter authorizations for the future issuance of $54,928,906,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for veterans general obligation bonds payable first from other revenue sources. The administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2010.

Variable Rate General Obligation Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2009, the state had outstanding $7,042,705,000 principal amount of variable rate general obligation bonds (which includes a portion of the ERBs described below).

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter approved projects. The balance of such funding has in the past been done through internal loans from the State’s PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 23, 2009, $1,322,450,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase (Lease-Revenue) Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase (or lease-revenue) borrowing. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval.

The State had $8,134,581,633 General Fund-supported lease-purchase obligations outstanding as of May 1, 2009.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2008.

Future Issuance Plans. Between November 2006 and February 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund supported debt authorized and unissued to about $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs pursuant to the Governor’s Strategic Growth Plan, which is designed to restore and maintain the state’s roads, schools, ports, and water supply over 20 years to maintain the State’s economic sustainability and high quality of life. The Governor announced the plan in January 2006, and State voters approved the first installment of the 20-year plan to rebuild California in November 2006. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several years, but the State Treasurer’s Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to be approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to about $5.05 billion budgeted in fiscal year 2008-09.

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the state issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. As of December 31, 2008 funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through December 31, 2008, including $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion).

The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 transfer due to the condition of the General Fund.

Due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the ERB debt have decreased to a level which provides very little coverage above the required debt service amounts. This caused the State to have to temporarily tap a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008 to fill up a debt service account for January 1, 2009 (as required under the master indenture for the ERBs), though the reserve fund was replenished the next day with sales tax receipts that came in on that day. The reduced coverage and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three rating agencies. It is not yet known whether special sales tax revenues in the current period (to and including June 30, 2009) or future periods will be adequate to pay all debt service and related obligations of the ERBs without resort to the reserve fund.

Cash Flow Borrowings. As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year.

Obligations of State Agencies. A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from California’s General Fund and carry different ratings than the State’s general obligation bonds. The California Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with $9.0 billion of outstanding bonds secured by power and water users as of December 2008. The California

Housing Finance Agency has issued approximately $8.6 billion of bonds secured by mortgage loans made for single family and multi-family housing units as of June 2008. None of these revenue bonds is backed by the State’s faith and credit or taxing power.

There are a number of other State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of California.

General Obligation Bond Ratings

In February 2009, S&P downgraded its rating of the State’s general obligation bonds from an A+ to an A because of the State’s deteriorating fiscal condition and the protracted delay in enacting a legislative response to the budget deficit. This rating denotes that the obligor has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. Moody’s warned of potentially downgrading their A1 credit rating of the State’s general obligation bonds due to the State’s budget shortfall and fiscal condition in January 2009, as of March 2009, Moody’s still maintained its credit rating of the State’s general obligation bonds at an A rating, denoting upper medium grade obligations. Moody’s has maintained this rating since upgrading its rating from an A2 rating in May 2006. As of March 2009, the Fitch rating on the bonds was A+, denoting that the obligations are at the higher end of those obligations with a low expectation of credit risk. Fitch has also maintained this rating since upgrading its rating from an A in June 2006.

In March 2009, due to the State’s continued fiscal difficulties and economic weakness, both Moody’s and Fitch also downgraded their respective ratings of the State debt obligations from A1 to an A2 and A+ to an A. Moody’s rating of an A2 denotes that the debt is in the middle range of obligations with above-average creditworthiness relative to other obligations of US municipal or tax-exempt issues. The Fitch rating of an A denotes that the debt is in the middle tier of those obligations with expectations of low default risk and considered to have strong capacity for payment of financial commitments but, nonetheless, also considered to be more vulnerable to adverse business or economic conditions than is the case of obligations with higher ratings. As of March 2009, these ratings are the lowest credit ratings that S&P, Moody’s, and Fitch have assigned to any state in the country.

It is not presently possible to determine whether, or the extent to which, S&P, Moody’s, or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

Propositions 13 and 218. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax revenue, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties

The Budget Act of 2004, related legislation and the enactment of Proposition 1A in 2004 changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the February 2009 Budget Package.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate will increase from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent will flow to the General Fund, and 0.15 percent will support various law enforcement programs previously funded by the state General Fund. The increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November, 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility.

Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Several recent decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. Recently, however, the California Supreme Court upheld a requirement imposed by Proposition 62 that “special taxes” be approved by two-thirds of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

Propositions 98 and 111. On November 8, 1988, the voters of the State approved Proposition 98 (which was subsequently modified by Proposition 111 on June 5, 1990) a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund.

Appropriations Limit. Local governmental entities are also subject to annual appropriations limits imposed by Article XIII B of the State Constitution. If a local government’s revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on state finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

Petitioners in California Redevelopment Association, et al., v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2008-00028334-CU-WM-GDS), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $350 million to county education funds in fiscal year 2008-09. A ruling adverse to the State would have a potential fiscal impact of $350 million on the General Fund.

In eight cases, petitioners challenge the Governor’s executive order, issued on December 19, 2008, directing the furlough without pay of State employees for two days per month, effective February 1, 2009 through June 30, 2010. In three of these cases, Professional Engineers in California Government, et al., v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (CASE) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134); Service Employees International Union, Local 1000 (SEIU) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135); and California Correctional Peace Officers Assn (CCPOA). v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000137), the trial court upheld the Governor’s furlough order. Three of the petitioners, Professional Engineers, CASE, and SEIU, have appealed. (California Court of Appeal, Third Appellate District, Case nos. C061020, C060100, and C061009). The other four actions are pending in the trial court. California Assn. of Psychiatric Technicians v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148); CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732); Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150); and California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205). In a separate action, Schwarzenegger, et al. v. State Controller’s Office (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the matter will be appealed.

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the CDCR and affects approximately 33 prisons throughout the State, exceeds $2 billion. There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April, 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the state’s budget process. However, at this time, it is unknown what financial impact this litigation would have on the state’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the state to pay $8 billion to fund such projects, approximately $3 billion of which would be required in the current fiscal year. On October 27, 2008, the district court ordered the state to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The state appealed that order and the Ninth Circuit Court of Appeals stayed the district court ruling pending the outcome of the appeal. The Ninth Circuit heard argument on February 12, 2009. The state has also filed a motion in the district court to terminate the Receiver.

The specific litigation matters described above are provided as an example only and do not comprise a complete listing of material ongoing or pending litigation involving the state, its agencies, subdivisions and instrumentalities.

Other Considerations

Federal Stimulus Bill. Congress enacted the American Recovery and Reinvestment Act in February 2009 (the “stimulus bill”), which provides approximately $787 billion of economic stimulus in the form of direct payments from the Federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for Federal projects and non-state aid, and about $287 billion of tax relief.

The CLAO issued a report on March 10, 2009 entitled “Federal Economic Stimulus Package: Fiscal Effect on California” (the “Stimulus Report”). In the Stimulus Report, the CLAO noted that many aspects of the stimulus bill were still uncertain, but the CLAO estimated, based on present information, that the State would receive about $31.5 billion of state aid between now and the end of the Federal 2010-11 fiscal year of the nationwide total of $330 billion. The largest components of this aid would be: Health-MediCal ($9.0 billion), Education ($8.0 billion), Labor and Workforce Development ($6.0 billion), Social Services ($3.5 billion), Transportation ($2.6 billion) and $1.1 billion in a category for direct fiscal relief to states. State officials are trying to determine just how much of these funds will be available during the State’s 2008-09 and 2009-10 fiscal years to directly offset State General Fund expenditures.

In addition to these funds, the CLAO anticipates the State could receive significant additional funds from various competitive grants included in the stimulus bill. The CLAO has also made some preliminary estimates of the value of the tax relief provisions in the stimulus bill to California residents and businesses, and has said this amount may be in the range of $30-35 billion.

Major Seismic Activity. Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. Any obligation in the Acquiring Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or California state government to appropriate sufficient funds within their respective budget limitations.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, state constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. More recently, in May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services. Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Furthermore, certain tax-exempt securities in which the Acquiring Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Reinvestment Risk

Reinvestment risk is the risk that income from the Acquiring Fund’s bond portfolio will decline if and when the Acquiring Fund invests the proceeds from matured, traded, prepaid or called bonds at interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Acquiring Fund’s ability to pay dividends on its preferred shares.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Acquiring Fund’s preferred shares and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on such preferred shares would increase, tending to offset this risk.

Income Risk

The income shareholders receive from the Acquiring Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Acquiring Fund may drop as well.

Risks of Using Strategic Transactions

The Acquiring Fund may engage in certain transactions (“Strategic Transactions”) designed to, among other things, reduce its exposure to interest rate movements. For example, the Acquiring Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If the Acquiring Fund incorrectly forecasts market values, interest rates or other factors, the Acquiring Fund’s performance could suffer as a result of its Strategic Transactions. The Acquiring Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Acquiring Fund is not required to use Strategic Transactions and may choose not to do so.

Manager Risk

As with any managed fund, the Investment Advisor may not be successful in selecting the best-performing securities or investment techniques, and the Acquiring Fund’s performance may lag behind that of similar funds.

BOARD MEMBERS AND OFFICERS

General

The Board of each Fund currently consists of 12 individuals, 10 of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the Board Members of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Board Members and officers of the Acquiring Fund hold the same positions in each Target Fund.

As a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, a consolidation of the Board of each Fund took place on November 1, 2007, in which certain prior Board Members departed and certain Board Members were added to the Board, resulting in a net increase in the size of each Fund’s Board.

Each Fund’s Board currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The Audit Committee is comprised of Karen P. Robards, Kent Dixon, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, each of whom is an Independent Board Member. The primary purposes of the Audit Committee is to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each Fund, the qualifications and independence of each Fund’s independent registered public accounting firm, and each Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of each Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by each Fund’s independent registered public accounting firm to the Investment Advisor and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund.

The Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is an Independent Board Member. The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organizing meetings of the Board, evaluating the structure and composition of the Board and determining compensation of the Acquiring Fund’s Independent Board Members. The Governance and Nominating Committee may consider nominees recommended by a shareholder. A shareholder who wishes to recommend a nominee should send recommendations to the respective Fund’s Secretary and must include:

•

As to each person whom the shareholder proposes to nominate for election as a Board Member: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of the respective Fund which are owned beneficially or of record by the person, if any, and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

•

As to the shareholder giving the notice: (1) the name and record address of the shareholder, (2) the class or series and number of shares of the respective Fund which are owned beneficially or of record by the shareholder, (3) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) in connection with which the nomination(s) are made by the shareholder, (4) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a Board Member if elected. The foregoing is only a summary of the procedures a shareholder must follow to recommend a nominee and shareholders are urged to consult each Fund’s bylaws on file with the SEC prior to recommending a nominee to the Board. The shareholder recommendation and information described above must be sent to the respective Fund’s Secretary, c/o BlackRock, P.O. Box 4546, New York, NY 10163.

The Compliance Committee is comprised of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is an Independent Board Member. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of the Investment Advisor in pursuing the best interests of each Fund and its shareholders, receiving information on and, where appropriate, recommending policies concerning each Fund’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of each Fund’s Chief Compliance Officer.

The Performance Oversight Committee is comprised of all of the Independent Board Members. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Independent Board Members in acting independently of the respective Fund’s Investment Advisor in pursuing the best interests of each Fund and its shareholders, developing an understanding of and reviewing the investment objectives, policies and practices of each Fund, and reviewing with respect to each Fund: (a) whether such Fund has complied with its investment policies and restrictions as reflected in the prospectus, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on such Fund’s investment results.

The Executive Committee is comprised of Richard E. Cavanagh, Richard S. Davis and Karen P. Robards, and acts on behalf of the full Board on certain matters in the intervals between meetings of the Board.

During the Funds’ last fiscal year and with respect to each Fund, the Executive Committee did not meet, the Audit Committee held four meetings for BCL, BCK and BZA and six meetings for RAA and BFZ, the Governance and Nominating Committee held three meetings, the Compliance Committee held four meetings and the Performance Oversight Committee held three meetings.

Biographical Information

Certain biographical and other information relating to the Board Members and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Advisor or its affiliates (the “Fund Complex”) and any public directorships or trusteeships. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with the Funds	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*	Public Directorships

Non-Interested Directors

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Director/ Chairman of the Boards	Since 2007***	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Chairman and Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.	106 registered investment companies consisting of 103 portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Director/ Vice Chair of the Boards	Since 2007***	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.	106 registered investment companies consisting of 103 portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007***	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham College since 1981;	106 registered investment companies consisting of 103 portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with the Funds	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*	Public Directorships

Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director	Since 2007***	Consultant/Investor since 1988.	106 registered investment companies consisting of 103 portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director	Since 2007***	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	106 registered investment companies consisting of 103 portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007***	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Board of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.	106 registered investment companies consisting of 103 portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007***	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	106 registered investment companies consisting of 103 portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007***	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 registered investment companies consisting of 103 portfolios	BlackRock - Kelso Capital Corporation

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with the Funds	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*	Public Directorships

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007***	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co- Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.	106 registered investment companies consisting of 103 portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director	Since 2007***	George Fisher Baker, Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	106 registered investment companies consisting of 103 portfolios	None

Interested Directors

Richard S. Davis** 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007***	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	175 registered investment companies consisting of 285 portfolios	None

Henry Gabbay** 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007***	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain Closed-End Funds in the BlackRock fund complex from 1989 to 2006.	175 registered investment companies consisting of 285 portfolios	None

*	The term “Fund Complex” refers to the registered investment companies advised by the Investment Advisor, including the Funds.

**	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

***	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2006, each Board Member first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998.

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer of the Funds	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM/FAM from 1997 to 2005; Treasurer of MLIM/FAM from 1999 to 2006.	185 registered investment companies consisting of 296 portfolios.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President of the Funds	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	175 registered investment companies consisting of 285 portfolios.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer of the Funds	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.	175 registered investment companies consisting of 285 portfolios.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer of the Funds	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	175 registered investment companies consisting of 285 portfolios.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary of the Funds	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	175 registered investment companies consisting of 285 portfolios.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	175 registered investment companies consisting of 285 portfolios.

*	Includes the Funds.

Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the Fund Complex that are overseen by the respective Board Member (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

A. None

B. $1-$10,000

C. $10,001-$50,000

D. $50,001-$100,000

E. Over $100,000

Name of Board Member	Aggregate Dollar Range of Equity Securities in BFZ	Aggregate Dollar Range of Equity Securities in RAA	Aggregate Dollar Range of Equity Securities in BCL	Aggregate Dollar Range of Equity Securities in BCK	Aggregate Dollar Range of Equity Securities in BZA	Aggregate Dollar Range of Equity Securities in Supervised Funds
G. Nicholas Beckwith, III	A	A	A	A	A	E
Richard E. Cavanagh	A	A	A	A	A	E
Richard S. Davis	A	A	A	A	A	E
Kent Dixon	A	A	A	A	A	E
Frank J. Fabozzi	A	A	A	A	A	C
Kathleen F. Feldstein	A	A	A	A	A	C
James T. Flynn	A	A	A	A	A	C
Jerrold B. Harris	A	A	A	A	A	D
Henry Gabbay	A	A	A	A	A	E
R. Glenn Hubbard	A	A	A	A	A	C
W. Carl Kester	A	A	A	A	A	E
Karen P. Robards	A	A	A	A	A	D

As of December 31, 2008, the officers and Board Members as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of December 31, 2008, none of the Independent Board Members of the Funds or their immediate family members owned beneficially or of record any securities of any affiliate of the Investment Advisor.

Compensation of Board Members

The Supervised Funds, including each Fund, pay each Board Member who is an Independent Board Member, a pro rata portion (based on relative net assets), of an annual retainer of $250,000 per annum for his or her services as a Board Member of the Supervised Funds, including each Fund, and the Supervised Funds pay (on a pro rata basis) each Independent Board Member a $10,000 per day board meeting fee for attending special unscheduled meetings or meetings in excess of six Board meetings (whether telephonic or in person) held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Supervised Funds pay (on a pro rata basis) each Audit Committee Member, as compensation, an additional annual retainer of $25,000. In addition, the Supervised Funds pay (on a pro rata basis) the Chairman and Vice-Chairperson of the Board, as compensation, an additional annual retainer of $120,000 and $40,000, respectively. The Supervised Funds pay (on a pro rata basis) the Chairperson of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee, as compensation, an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. The following tables set forth the compensation paid to the Independent Board Members by BFZ and RAA for the fiscal year ended July 31, 2008, the compensation paid to the Independent Board Members by BCL, BCK and BZA for the fiscal year ended August 31, 2008, and the aggregate compensation paid to them by the Supervised Funds for the calendar year ended December 31, 2008. The fiscal year end for BFZ and RAA was amended in 2008 from October 31 to July 31. The information for BFZ and RAA reflected in the following tables is for the post-amended fiscal year end and reflects the compensation paid to the Independent Board Members by BFZ and RAA for the period August 1, 2007 through July 31, 2008.

Name of Board Member	Aggregate Compensation From BFZ (1)(2)	Aggregate Compensation From RAA (1)(2)	Total Compensation from the Funds and Fund Complex Paid to Board Members (5)
G. Nicholas Beckwith III (4)	$1,177.54	$72.52	$250,000
Richard E. Cavanagh (4)	$2,922.51	$505.57	$386,803
Kent Dixon (4)	$2,201.30	$460.77	$287,730
Frank J. Fabozzi (4)	$2,295.51	$466.56	$304,055
Kathleen F. Feldstein (4)	$2,086.24	$453.31	$273,299
James T. Flynn (4)	$1,295.30	$79.77	$275,000
Jerrold B. Harris (4)	$1,177.54	$72.52	$250,000
R. Glenn Hubbard (4)	$1,224.65	$75.41	$280,349
W. Carl Kester (4)	$1,295.30	$79.77	$275,000
Karen P. Robards (4)	$1,648.56	$101.52	$350,000

Name of Board Member	Aggregate Compensation From BCL (1)(3)	Aggregate Compensation From BCK (1)(3)	Aggregate Compensation From BZA (1)(3)	Total Compensation from the Funds and Fund Complex Paid to Board Members(5)
G. Nicholas Beckwith III (4)	$761.08	$500.91	$338.12	$250,000
Richard E. Cavanagh (4)	$1,608.40	$1,098.34	$807.43	$386,803
Kent Dixon (4)	$1,220.69	$844.01	$635.93	$287,730
Frank J. Fabozzi (4)	$1,281.58	$884.07	$662.99	$304,055
Kathleen F. Feldstein (4)	$1,172.47	$812.48	$615.18	$273,299
James T. Flynn (4)	$837.19	$551.01	$371.93	$275,000
Jerrold B. Harris (4)	$761.08	$500.91	$338.12	$250,000
R. Glenn Hubbard (4)	$791.53	$520.96	$351.65	$280,349
W. Carl Kester (4)	$837.19	$551.01	$371.93	$275,000
Karen P. Robards (4)	$1,065.52	$701.27	$473.37	$350,000

(1)	For the number of Supervised Funds for which each Board Member received compensation, see “Board Members and Officer – Biographical Information.”
(2)	Includes deferred compensation from BFZ and RAA. For the fiscal year ended July 31, 2008, Mr. Hubbard deferred $1,086 and $500, respectively.
(3)	Includes deferred compensation from BCL, BCK and BZA. For the fiscal year ended August 31, 2008, Mr. Hubbard deferred $701, $543 and $500, respectively.
(4)	Deferred Compensation from the Funds did not apply.
(5)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh deferred $51,800, Mr. Dixon deferred $20,349, Mr. Fabozzi deferred $9,055, Ms. Feldstein deferred $3,299, and Mr. Hubbard deferred $20,349 pursuant to the Supervised Funds’ deferred compensation plan.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by the Supervised Funds may be deferred pursuant to the Supervised Funds’ deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Supervised Funds selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Supervised Funds selected by the Independent Board Members in order to match its deferred compensation obligation.

Brian Kindelan has served as Chief Compliance Officer of the Funds since November 1, 2007. For the fiscal year ending July 31, 2008, Mr. Kindelan received $704 and $42 from BFZ and RAA, respectively. For the fiscal year ending August 31, 2008, Mr. Kindelan received $416, $272 and $182 from BCL, BCK and BZA, respectively.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the Funds’ Boards, including a majority of the Independent Board Members. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

The investment management agreement between the Investment Advisor and the Acquiring Fund provides for the Acquiring Fund to pay a management fee of 0.60% of the average weekly value of the Acquiring Fund’s managed assets. A related waiver letter from the Investment Advisor provides for a temporary fee waiver of 0.25% of the average weekly value of the Acquiring Fund’s managed assets for the first five years of the Acquiring Fund’s operations (through July 31, 2006), and for a declining amount for an additional four years (through July 31, 2010). The percentage still to be waived for each remaining 12-month period ending July 31 (as a percentage of average weekly managed assets) is 0.10% in 2009 and 0.05% in 2010. The Acquiring Fund also reimburses the Investment Advisor for all out-of-pocket expenses the Investment Advisor incurs in connection with performing administrative services for the Acquiring Fund.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers), and to extend the Acquiring Fund’s contractual fee waiver through December 31, 2012, an additional two years beyond the currently scheduled expiration of the Acquiring Fund’s contractual fee waiver in 2010. The Investment Advisor will waive fees for the Acquiring Fund as follows: (i) 0.10% in 2009, (ii) 0.05% in 2010, (iii) 0.03% in 2011 and (iv) 0.01% in 2012. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The investment management agreement between the Investment Advisor and BCL provides for BCL to pay a management fee of 0.55% of the average weekly value of the BCL’s managed assets. A related waiver letter from the Investment Advisor provides for a temporary fee waiver of 0.15% of the average weekly value of BCL’s managed assets in each of the first five years of BCL’s operations (through July 31, 2007), and for a declining amount for an additional five years (through July 31, 2012). The percentage still to be waived for each remaining 12-month period ending July 31 (as a percentage of average weekly managed assets) is 0.10% in 2009 and 0.05% in 2010, 2011 and 2012. BCL also reimburses the Investment Advisor for all out-of-pocket expenses the Investment Advisor incurs in connection with performing administrative services for BCL.

The investment management agreement between the Investment Advisor and RAA provides for RAA to pay a management fee of 0.35% of the average weekly value of RAA’s managed assets.

The investment management agreement between the Investment Advisor and BCK provides for BCK to pay a management fee of 0.55% of the average weekly value of BCK’s managed assets. A related waiver letter from the Investment Advisor provides for a temporary fee waiver of 0.20% of the average weekly value of BCK’s managed assets in each of the first five years of BCK’s operations (through October 31,

2007), and for a declining amount for an additional three years (through October 31, 2010). The percentage still to be waived for each remaining 12-month period ending October 31 (as a percentage of average weekly total assets) is 0.10% in 2009 and 0.05% in 2010. BCK also reimburses the Investment Advisor for all out-of-pocket expenses the Investment Advisor incurs in connection with performing administrative services for BCK.

The investment management agreement between the Investment Advisor and BZA provides for BZA to pay a management fee at an annual rate equal to 0.65% of the average weekly value of BZA’s managed assets. A related waiver letter from the Investment Advisor provides for a temporary fee waiver of 0.30% of the average weekly value of BZA’s managed assets in each of the first five years of BZA’s operations (through April 30, 2007), and for a declining amount for an additional five years (through April 30, 2012). The percentage still to be waived for each remaining 12-month period ending April 30 (as a percentage of average weekly managed assets) is 0.20% in 2009, 0.15% in 2010, 0.10% in 2011 and 0.05% in 2012. BZA also reimburses the Investment Advisor for all out-of-pocket expenses the Investment Advisor incurs in connection with performing administrative services for BZA.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not sooner terminated, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of the Applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreements

Pursuant to the sub-investment advisory agreements between the Investment Advisor and BFM, the Investment Advisor, on behalf of each of the Acquiring Fund, BCL, BCK and BZA, may reimburse BFM (the “Sub-Advisor”) at cost for certain expenses approved by the Boards and incurred by the Sub-Advisor in connection with its duties under the sub-investment advisory agreements. In such case, the Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

RAA does not have a sub-investment advisory agreement.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund’s Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund’s Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days’ written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees, net of any applicable fee waiver, paid by the Funds to the Investment Advisor and paid by the Investment Advisor to the Sub-Advisor for the periods indicated:

Advisory Fees Paid to the Investment Advisor

Investment Management Fees

	Paid to the Advisor		Waived by the Advisor
For Fiscal Year/Period Ended	BFZ	RAA	BFZ	RAA
July 31, 2008(a)	$1,580,132	$55,117	$465,656	$2,992
October 31, 2007	$2,178,998	$76,208	$694,114	$1,749
October 31, 2006	$2,176,770	$76,502	$860,860	$0
October 31, 2005	$2,158,126	$77,243	$899,219	$0

(a)	For the period November 1, 2007 through July 31, 2008. In 2008, the Boards of BFZ and RAA changed the fiscal year ends of BFZ and RAA from October 31 to July 31.

	Paid to the Advisor			Waived by the Advisor
For Fiscal Year Ended	BCK	BZA	BCL	BCK	BZA	BCL
August 31, 2008	$677,989	$532,697	$1,036,995	$222,478	$213,685	$189,045
August 31, 2007	$698,293	$537,043	$1,088,165	$259,388	$243,259	$288,646
August 31, 2006	$689,575	$542,951	$1,068,935	$250,754	$250,593	$291,528

Sub-Advisory Fees Paid by the Investment Advisor to the Sub-Advisor

For Fiscal Year/Period Ended	BFZ	RAA
July 31, 2008(a)	—	—
October 31, 2007	—	—
October 31, 2006	—	—
October 31, 2005	—	—

(a)	For the period November 1, 2007 through July 31, 2008. In 2008, the Boards of BFZ and RAA changed the fiscal year ends of BFZ and RAA from October 31 to July 31.

For Fiscal Year Ended	BCL	BCK	BZA
August 31, 2008	—	—	—
August 31, 2007	—	—	—
August 31, 2006	—	—	—

OTHER AGREEMENTS

Administration Agreement

Administration services are provided to RAA by the Investment Advisor pursuant to an administration agreement with the Investment Advisor. The administration fee to the Advisor is computed daily and payable monthly based on an annual rate of .10% of the Fund’s average weekly managed assets.

Administration Fee (RAA only)

Fiscal Year/Period Ended	Paid to the Administrator
July 31, 2008(a)	$15,740
October 31, 2007	$21,774
October 31, 2006	$21,858
October 31, 2005	$22,069

(a)	For the period November 1, 2007 through July 31, 2008. In 2008, RAA’s Board changed RAA’s fiscal year end from October 31 to July 31.

Fund Accounting Agreement

Fund accounting services are provided to the Funds by State Street Bank and Trust Company pursuant to a fund accounting agreement that was entered into by the Funds and State Street Bank and Trust Company after each Fund’s 2007 fiscal year end. The table below shows the amounts paid by the Funds to the Accounting Services Provider and to the Investment Advisor for such services for the periods indicated:

Accounting Services

	Paid to State Street		Paid to the Advisor
For the Fiscal Year/Period Ended	BFZ	RAA	BFZ	RAA
July 31, 2008(a)	$25,343	$3,199	$3,380	$0

(a)	For the period November 1, 2007 through July 31, 2008. In 2008, the Boards of BFZ and RAA changed the fiscal year ends of BFZ and RAA from October 31 to July 31.

	Paid to State Street			Paid to the Advisor
For the Fiscal Year Ended	BCK	BZA	BCL	BCK	BZA	BCL
August 31, 2008	$18,523	$18,105	$33,638	$1,329	$857	$2,041

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For BFZ, as of July 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.3 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.3 Billion	$0	$0	$0	$0	$0

For RAA, as of July 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.5 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.5 Billion	$0	$0	$0	$0	$0

For BCL, as of August 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0

For BCK, as of August 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0

For BZA, as of August 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.6 Billion	$0	$0	$0	$0	$0

Portfolio Manager Potential Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to each Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to each Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to each Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan. The Combined Fund will maintain the portfolio manager compensation of the Acquiring Fund.

Acquiring Fund and Target Funds Portfolio Manager Compensation

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Messrs. Jaeckel and O’Connor, such benchmarks for the Acquiring Fund and Target Funds include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups. BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Jaeckel and O’Connor are each eligible to participate in these plans.

Securities Ownership of Portfolio Managers

As of July 31, 2008, neither of Messrs. Jaeckel or O’Connor beneficially owned any stock issued by BFZ or RAA.

As of August 31, 2008, neither of Messrs. Jaeckel or O’Connor beneficially owned any stock issued by BCL, BCK or BZA.

Portfolio Transactions and Brokerage Allocation

The Investment Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Investment Advisor and Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services the brokers provide to the Funds and the Investment Advisor’s or Sub-Advisor’s other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Investment Advisor’s or Sub-Advisor’s, investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Investment Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Advisor or Sub-Advisor determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Advisor or Sub-Advisor and their other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Investment Advisor will not be reduced as a consequence of the Investment Advisor’s or Sub-Advisor’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Investment Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Investment Advisor and Sub-Advisor in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Investment Advisor or Sub-Advisor, the Investment Advisor or Sub-Advisor would, through use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

One or more of the other investment companies or accounts that the Investment Advisor and/or the Sub-Advisor manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Investment Advisor and/or Sub-Advisor, which have been reviewed and approved by the Board of each Fund. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Investment Advisor’s or the Sub-Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Investment Advisor and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs to the Funds, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds, including commissions paid to affiliates, is set forth in the following tables:

Brokerage Commissions

	Aggregate Brokerage Commissions Paid
For the Fiscal Year/Period Ended	BFZ	RAA
July 31, 2008(a)	$3	$3
October 31, 2007	$0	$66
October 31, 2006	$7,835	$4
October 31, 2005	$17,528	$91

(a)	For the period November 1, 2007 through July 31, 2008. In 2008, the Boards of BFZ and RAA changed the fiscal year ends of BFZ and RAA from October 31 to July 31.

	Aggregate Brokerage Commissions Paid
For the Fiscal Year	BCK	BZA	BCL
August 31, 2008	$445	$5	$361
August 31, 2007	$0	$0	$0
August 31, 2006	$3,801	$2,234	$6,034

Since the fiscal year ended October 31, 2006 through the fiscal year ended July 31, 2008, BFZ paid brokerage commissions to affiliated broker-dealers as follows:

Affiliated Broker	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended July 31, 2008(1)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (2)	$7,835	$0	$0

(1)	For the period November 1, 2007 through July 31, 2008. In 2008, BFZ’s Board changed BFZ’s fiscal year end from October 31 to July 31.
(2)	Please see “Other Information” in the Joint Proxy Statement/Prospectus for information about the relationship between Merrill Lynch & Co., Inc., the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated , and BlackRock, Inc., the parent company of the Investment Advisor and Sub-Advisor.

Since the fiscal year ended October 31, 2006 through the fiscal year ended July 31, 2008, RAA paid brokerage commissions to affiliated broker-dealers as follows:

Affiliated Broker	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended July 31, 2008(1)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (2)	$4	$66	$0

(1)	For the period November 1, 2007 through July 31, 2008. In 2008, RAA’s Board changed RAA’s fiscal year end from October 31 to July 31.
(2)	Please see “Other Information” in the Joint Proxy Statement/Prospectus for information about the relationship between Merrill Lynch & Co., Inc., the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and BlackRock, Inc., the parent company of the Investment Advisor and Sub-Advisor.

None of the Funds paid brokerage commission to affiliated broker-dealers during its most recent fiscal year and no Fund other than BFZ and RAA has paid brokerage commissions to affiliated broker-dealers during its three most recent fiscal years.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., Inc., or its affiliates. Pursuant to that order, each Fund has retained BlackRock Investment Management, LLC (“BIM”), as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

OTHER INFORMATION

Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Companies N.A. serves as each Fund’s transfer agent with respect to the Funds’ common shares. Deutsche Bank Trust Company Americas serves as RAA’s and BCL’s transfer agent with respect to their preferred shares. BNY Mellon Shareowner Services serves as BFZ’s, BZA’s and BCK’s transfer agent with respect to their preferred shares.

Code of Ethics

Each Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the a Fund. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Acquiring Fund’s Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has engaged              to be each Fund’s independent registered public accounting firm.              is located at             .

TAX CONSEQUENCES

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of shares of each Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No ruling has been or will be sought from the IRS regarding any matter discussed herein, and counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the matters discussed in this section. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax matters discussed in this section. Shareholders should consult their own tax advisers with regard to the U.S. Federal tax consequences of the purchase, ownership or disposition of shares of a Fund, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Each Fund intends to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or preferred shares which are attributable to interest on tax-exempt municipal securities to be exempt from U.S. Federal income tax in the hands of its shareholders, subject to the possible application of the U.S. Federal alternative minimum tax.

In order to qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, each Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and interests in “qualified publicly traded partnerships” (collectively, the “90% gross income test”). Second, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than United States government securities and securities of other regulated investment companies) of (a) any one issuer, (b) any or two or more issuers controlled by each Fund and engaged in the same, similar or related trades or businesses or (c) any one or more “qualified publicly traded partnerships.”

As a regulated investment company, each Fund generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders which, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to pay shareholders at least 90% of its net tax-exempt interest and any investment company taxable income in order to qualify as a regulated investment company for U.S. Federal income tax purposes. In addition, each Fund intends to distribute, on an annual basis, all or substantially all of its taxable net income and capital gains to its shareholders so that each Fund will not be subject to U.S. Federal income or excise taxes.

Any recognized gain or income attributable to market discount on any long term-debt obligations (i.e., obligations with a term of more than one year) including long-term tax-exempt municipal obligations purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion. In addition, a Fund will be required to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the market discount bond. If the Fund is required under the market discount rules of the Code to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the market discount bond, then the Fund will be allowed to deduct such interest, in whole or in part, on disposition of such market discount bond.

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, such Fund would incur a regular corporate U.S. Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for U.S. Federal income tax purposes to the extent of such Fund’s earnings and profits. In addition, in order to avoid a 4% Federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which each Fund paid no U.S. Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that each Fund generally will not be required to pay the excise tax.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund’s investment practices may be subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause such Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that such Fund must meet to be treated as a regulated investment company. Each Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of such Fund as a regulated investment company.

Each Fund intends to invest in sufficient tax-exempt municipal bonds to permit payment of “exempt-interest dividends” (as defined in the Code). Except as provided below, exempt-interest dividends paid to a shareholder are not includable in the shareholder’s gross income for U.S. Federal income tax purposes. Insurance proceeds received by a Fund under any insurance policy in respect of scheduled interest payments on defaulted tax-exempt municipal bonds will generally be excludable from a shareholder’s gross income. Distributions by each Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of each Fund) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. In addition, gain realized by each Fund from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by shareholders. Certain ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010 will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) provided that certain holding period and other requirements are met by a Fund and its shareholders. Net long-term capital gains realized by each Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of each Fund. Distributions by each Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Where one or more distributions occur in any taxable year, the available current and accumulated earnings and profits of each Fund will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of each Fund, and only thereafter to distributions made to common shareholders of such Fund. As a result, the holders of any outstanding preferred shares of each Fund may receive a disproportionate share of the distributions treated as dividends, and the holders of the common shares may receive a disproportionate share of the distributions treated as a return of capital.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholder) on December 31 prior to the date of payment.

Prior to purchasing shares in each Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

If each Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to each Fund, defer each Fund’s losses, cause adjustments in the holding periods of each Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

U.S. Federal income tax law imposes a U.S. Federal alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity bonds” is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. Each Fund may invest a portion of its assets in “private activity bonds.” To the extent a Fund receives income treated as tax preference items for purposes of the U.S. Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from U.S. Federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the U.S. Federal alternative minimum tax. Each Fund will annually provide shareholders with reports indicating the percentage of such Fund’s income attributable to tax preference items subject to the U.S. Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the U.S. Federal alternative minimum tax. For both individual and corporate taxpayers, the American Recovery and Reinvestment Act of 2009 provides an exemption from the U.S. Federal alternative minimum tax for interest on “private activity bonds” that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to U.S. Federal income tax.

The IRS’s position in a published revenue ruling indicates that each Fund is required to designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by such Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, each Fund intends to designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. To the extent permitted under applicable law, each Fund reserves the right to make special allocations of income, consistent with the objectives of the Fund and any requirements with respect to any preferred shares.

Under certain circumstances such as those described in “Dividends and Distributions” in the prospectus, a Fund will not be allowed to declare a cash dividend or other distribution on its common shares. This inability to declare distributions may prevent such Fund from distributing at least an amount equal to the sum of 90% of the sum of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt interest, and may therefore jeopardize such Fund’s qualification for taxation as a regulated investment company or cause such Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain) (as described above), or both. Although a Fund may redeem preferred shares in order to avoid the adverse consequences to each Fund and its shareholders of failing to qualify as a regulated investment company, there can be no assurance that any such redemption would achieve such objectives.

Although exempt-interest dividends generally may be treated by shareholders as items of interest excluded from their gross income, each shareholder is advised to consult its tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a “substantial user,” or a “related person” of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by a Fund.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under U.S. Federal tax legislation enacted in 1986, the U.S. Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by such Fund may be affected.

The redemption, sale or exchange of shares generally will result in capital gain or loss to shareholders that hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For individuals and certain other non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15% (20% for net capital gains recognized in taxable years beginning after December 31, 2010), while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

All or a portion of a sales charge paid in purchasing shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of shares if the shareholder purchases other shares of each Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to shares of each Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Furthermore, any losses realized on the redemption, sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such shares.

Each Fund is required to withhold tax at a rate of 28% (through 2010, when a higher rate will be applicable) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to each Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. Federal income tax liability, provided the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE U.S. TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. MOREOVER, THE FOREGOING DOES NOT ADDRESS MANY OF THE FACTORS THAT MAY BE DETERMINATIVE OF WHETHER AN INVESTOR WILL BE LIABLE FOR THE U.S. FEDERAL ALTERNATIVE MINIMUM TAX. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS FOR MORE DETAILED INFORMATION CONCERNING THE U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER INCOME TAX CONSEQUENCES TO THEM OF PURCHASING, HOLDING AND DISPOSING OF A FUNDS’ SHARES.

FINANCIAL STATEMENTS

Incorporated herein by reference are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2008, (ii) the unaudited financial statements of the Acquiring Fund for the six-month period ended January 31, 2009, (iii) the audited financial statements of BCL for the fiscal year ended August 31, 2008, (iv) the unaudited financial statements of BCL for the six-month period ended February 28, 2009, (v) the audited financial statements of BCK for the fiscal year ended August 31, 2008, (vi) the unaudited financial statements of BCK for the six-month period ended February 28, 2009, (vii) the audited financial statements of BZA for the fiscal year ended August 31, 2008, (viii) the unaudited financial statements of BZA for the six-month period ended February 28, 2009, (ix) the audited financial statements of RAA for the fiscal year ended July 31, 2008, and (x) the unaudited financial statements of RAA for the six-month period ended January 31, 2009.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of all the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at January 31, 2009, (ii) Pro Forma Condensed Combined Statements of Assets and Liabilities at January 31, 2009, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended January 31, 2009 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                        , 2009

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound,                      (the “Target Fund”), a registered closed-end investment company, File No.             , BlackRock California Municipal Income Trust (“BFZ”), a registered closed-end investment company, File No. 811-10331 and BFZ Merger Subsidiary, a Delaware statutory trust and a direct, wholly-owned subsidiary of BFZ (“Merger Subsidiary”, and, together with BFZ, the “BFZ Parties”; the BFZ Parties and the Target Fund are collectively referred to as the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE BFZ PARTIES.

Each of BFZ and Merger Subsidiary represents and warrants to, and agrees with, the Target Fund that:

(a) Each of BFZ and Merger Subsidiary is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement. Each of BFZ and Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) BFZ is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) Each of BFZ and Merger Subsidiary has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of each of BFZ’s and Merger Subsidiary’s Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has been furnished with BFZ’s Annual Report to Shareholders for the fiscal year ended July 31, 2008 and BFZ’s Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2009, and the audited financial statements appearing in BFZ’s Annual Report to Shareholders for the fiscal year ended July 31, 2008, having been audited by             , independent registered public accounting firm, fairly present the financial position of BFZ as of the respective dates indicated, in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(e) An unaudited statement of assets and liabilities of BFZ and an unaudited schedule of investments of BFZ, in each case with values determined as provided in Section 4 of this Agreement, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the “BFZ Closing Financial Statements”), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of BFZ Common Shares and BFZ Preferred Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders pursuant to Section 3 of this Agreement; the BFZ Closing Financial Statements will fairly present the financial position of BFZ as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of either of BFZ or Merger Subsidiary, threatened against either BFZ or Merger Subsidiary which assert liability on the part of BFZ or Merger Subsidiary or which materially affect its financial condition or its ability to consummate the Reorganization. Neither BFZ nor Merger Subsidiary is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which BFZ or Merger Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) Neither BFZ nor Merger Subsidiary is obligated under any provision of its charter or its bylaws, each as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) BFZ has no known liabilities of a material amount, contingent or otherwise, other than those shown on BFZ’s Semi-Annual Report for the period ended January 31, 2009, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, BFZ will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the BFZ Closing Financial Statements.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by BFZ or Merger Subsidiary of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange Rules.

(k) The registration statement filed by BFZ on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to BFZ, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by BFZ for use in the N-14 Registration Statement.

(l) BFZ has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of BFZ have been adequately provided for on its books, and no tax deficiency or liability of BFZ has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) BFZ is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “BFZ Common Shares”) and an unlimited number of preferred shares of beneficial interest, par value $0.001 per share. The Board of Trustees of BFZ has designated preferred shares as Series T7 auction preferred shares and preferred shares as Series R7 auction preferred shares (the “BFZ Preferred Shares”). Each outstanding BFZ Common Share and each outstanding BFZ Preferred Share is fully paid and nonassessable and, except as provided by BFZ’s agreement and declaration of trust, statement of preferences or applicable law, has full voting rights.

(n) The books and records of the BFZ Parties made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the BFZ Parties.

(o) The BFZ Common Shares and the BFZ Preferred Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and, except as provided by BFZ’s agreement and declaration of trust, statement of preferences or applicable law, will have full voting rights, and no shareholder of BFZ will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, the BFZ Common Shares and BFZ Preferred Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, BFZ will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the BFZ Common Shares and BFZ Preferred Shares to the Target Fund.

(r) BFZ has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception; and BFZ has satisfied the distribution requirements to maintain RIC status for each of its taxable years.

(s) Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes. Merger Subsidiary is a wholly owned subsidiary of BFZ. Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the BFZ Parties that:

(a) The Target Fund is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Target Fund as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The BFZ Parties have been furnished with the Target Fund’s Annual Report to Shareholders for the fiscal year ended     , 2008 and the Target Fund’s Semi-Annual Report to Shareholders for the period ended     , 2009, and the audited financial statements in the Target Fund’s Annual Report to Shareholders for the fiscal year ended     , 2008, having been audited by                     , independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(e) An unaudited statement of assets and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund in each case with values determined as provided in Section 4 of this Agreement, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be furnished to the BFZ Parties at or prior to the Closing Date for the purpose of determining the number of BFZ Common Shares to be issued to the Target Fund pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the BFZ Parties prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or its bylaws, each as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown in its Semi-Annual Report for the period ended                     , 2009, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the BFZ Parties in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(l) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) The Target Fund is authorized to issue an unlimited number1 of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”),              shares of which are outstanding on the date hereof, and an unlimited number2 of preferred shares of beneficial interest,              shares of which are outstanding on the date hereof. The Board of Trustees of the Target Fund has designated              preferred shares as Series T7 auction preferred shares and              preferred shares as Series R7 auction preferred shares (the “Target Fund Preferred Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and, except as provided by the Target Fund’s agreement and declaration of trust, statement of preferences2 or applicable law, has full voting rights.

(n) The books and records of the Target Fund made available to the BFZ Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(o) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception; and the Target Fund has satisfied the distribution requirements to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the shareholders of the Target Fund and BFZ, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the “DSTA”), at the Effective Time (as defined in Section 3(b)) the Target Fund shall be merged with and into Merger Subsidiary, the separate existence of the Target Fund as a Delaware statutory trust and registered investment company shall cease and Merger Subsidiary shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the “Surviving Fund”) and as a subsidiary of BFZ. The existence of Merger Subsidiary shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the DSTA.

(b) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the DSTA. The Reorganization shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as BFZ and the Target Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

(c) At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund and the Merger Subsidiary shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund and the Merger Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(d) At the Effective Time, the agreement and declaration of trust and the bylaws of the Merger Subsidiary in effect immediately prior to the Effective Time shall continue to be the agreement and declaration of trust and the bylaws of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

[1]	RAA is authorized to issue 200,000,000 shares of capital stock of all classes.
[2]	RAA has Articles Supplementary.

(e) From and after the Effective Time, the directors and officers of Merger Subsidiary shall be the directors and officer of the Surviving Fund, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or unit their death, resignation or removal in accordance with the agreement and declaration of trust and the bylaws of the Surviving Fund.

(f) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, BFZ will distribute BFZ Common Shares and BFZ Preferred Shares to the Target Fund shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of BFZ in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

(g) The Target Fund and BFZ covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Target Fund’s assets are added to BFZ’s portfolio, the resulting portfolio will meet BFZ’s investment objective, policies and restrictions, as set forth in BFZ’s Prospectus, a copy of which has been delivered to the Target Fund. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interest of the Target Fund.

(h) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(i) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(j) Recourse for liabilities assumed from the Target Fund by the Surviving Fund in the Reorganization will be limited to the net assets acquired by the Surviving Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Surviving Fund pursuant to Section 2(i) of this Agreement.

(k) For U.S. federal income tax purposes, this Agreement will constitute a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g).

4. ISSUANCE AND VALUATION OF BFZ COMMON SHARES AND BFZ PREFERRED SHARES IN THE REORGANIZATION.

BFZ Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares shall be issued by BFZ to the common shareholders of the Target Fund in exchange for all of the Target Fund Common Shares. BFZ Preferred Shares, of an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund Preferred Shares, and with the same terms as the Target Fund Preferred Shares, will be issued to the preferred shareholders of the Target Fund in exchange for all of the Target Fund Preferred Shares. The aggregate net asset value or aggregate liquidation preference of such shares shall be determined as set forth below.

The net asset value of the Target Fund and BFZ and the liquidation preference and value of each of the Target Fund’s Preferred Shares and BFZ’s Preferred Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund’s portfolio securities shall be determined pursuant to the regular procedures of the investment advisor.

Such valuation and determination shall be made by the BFZ Parties in cooperation with the Target Fund and shall be confirmed in writing by the BFZ Parties to the Target Fund. The net asset value per share of the BFZ Common Shares and the liquidation preference and value per share of the BFZ Preferred Shares shall be determined in accordance with such procedures and BFZ shall certify the computations involved. For purposes of determining the net asset value per share of the Target Fund Common Shares and the BFZ Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or BFZ Preferred Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or BFZ Common Shares, as the case may be, outstanding at such time. BFZ shall issue to common shareholders of the Target Fund book entry interests for the BFZ Common Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. BFZ shall issue to preferred shareholders of the Target Fund book entry interests for the BFZ Preferred Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate liquidation preference of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares as of the Closing Date, and subject to BFZ being informed thereof in writing by the Target Fund, BFZ will not permit such shareholder to receive new certificates evidencing ownership of the BFZ Common Shares or BFZ Preferred Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or BFZ Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or post adequate bond therefor.

No fractional shares of BFZ Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the BFZ’s transfer agent will aggregate all fractional BFZ Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for BFZ Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing BFZ Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the BFZ Parties will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, Certificate of Merger and a registration statement on Form N-14, the printing and distribution of the Proxy Statement/Prospectus, Annual Reports and Semi-Annual Reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(c) BFZ will file the N-14 Registration Statement with the Securities and Exchange Commission (the “SEC”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(d) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither BFZ nor Merger Subsidiary nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BFZ Parties and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The BFZ Parties agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Target Fund to the extent such expenses have been accrued by the Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(e) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f) Following the consummation of the Reorganization, BFZ will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(g) BFZ shall use its reasonable best efforts to cause the BFZ Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur at              p.m. at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other location as may be mutually agreed by the Funds, on the next full business day following the Valuation

Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to BFZ a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares or Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the members of the Board of Trustees of the Target Fund, the affirmative vote of the common and preferred shareholders, voting together as a single class, of a “majority of the outstanding voting securities” as defined under the 1940 Act (a “1940 Act Majority”), and the affirmative vote by the preferred shareholders of the Target Fund, voting as a separate class, of a 1940 Act Majority;3 and that each of the BFZ Parties shall have delivered to the Target Fund a copy of the resolutions approving this Agreement adopted by its Board of Trustees, and a certificate setting forth the vote of holders of BFZ Common Shares and BFZ Preferred Shares, each certified by its Secretary.

(b) That the Target Fund shall have received from BFZ the BFZ Closing Financial Statements, together with a schedule of BFZ’s investments, all as of the Valuation Time, certified on BFZ’s behalf by its President, Vice President or Treasurer, and a certificate signed by BFZ’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the BFZ since the date of BFZ’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That BFZ shall have furnished to the Target Fund a certificate signed by BFZ’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of BFZ made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that BFZ has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Target Fund shall have received the opinion of Skadden, acting as special counsel for each of the BFZ Parties, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i) each BFZ Party is validly existing and in good standing under the laws of the State of Delaware;

(ii) BFZ is registered as a closed-end management investment company under the 1940 Act;

[3]	RAA’s standard is a majority of the outstanding shares.

(iii) each BFZ Party has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by each BFZ Party of the transactions contemplated hereby have been duly authorized by all requisite action of each BFZ Party under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by each BFZ Party under the laws of the State of Delaware;

(iv) this Agreement constitutes a valid and binding obligation of each BFZ Party (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by each BFZ Party of this Agreement and the performance by each BFZ Party of its obligations under this Agreement do not conflict with the charter or the bylaws of either BFZ Party;

(vi) neither the execution, delivery or performance by each BFZ Party of this Agreement nor the compliance by each BFZ Party with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States;

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by each BFZ Party or the enforceability of this Agreement against each BFZ Party;

(viii) the BFZ Common Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable; and

(ix) the BFZ Preferred Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.

(f) That the Target Fund shall have obtained an opinion from Skadden, special counsel for BFZ, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by each BFZ Party and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of each BFZ Party, be contemplated by the SEC.

9. CONDITIONS OF THE BFZ PARTIES.

The obligations of the BFZ Parties hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of each BFZ Party and that the issuance of additional BFZ Common Shares shall have been approved by the affirmative vote of a majority of votes cast by the common shareholders and preferred shareholders, as a single class, at a meeting at which a quorum is present, and that the issuance of additional BFZ Preferred Shares shall have been approved by the affirmative vote of a 1940 Act Majority of BFZ Preferred Shares; and the Target Fund shall have delivered to each BFZ Party a copy of the resolution approving this Agreement adopted by the Target Fund’s Board of Trustees, and a certificate setting forth the vote of holders of Target Fund Common Shares and Target Fund Preferred Shares, each certified by its Secretary.

(b) That the Target Fund shall have furnished to the BFZ Parties the Target Fund Closing Financial Statements, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its President, Vice President or Treasurer, and a certificate signed by the Target Fund’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of the its portfolio securities.

(c) That the Target Fund shall have furnished to the BFZ Parties a certificate signed by the Target Fund’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the BFZ Parties shall have received the opinion of Skadden, acting as special counsel for the Target Fund, dated as of the Closing Date, addressed to the BFZ Parties, substantially in the form and to the effect that:

(i) The Target Fund is validly existing and in good standing under the laws of the State of                 ;

(ii) The Target Fund is registered as a closed-end management investment company under the 1940 Act;

(iii) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of                 , the execution and delivery and the consummation by the Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Target Fund under the laws of the State of                 , and this Agreement has been duly executed and delivered by the Target Fund under the laws of the State of                 ;

(iv) this Agreement constitutes a valid and binding obligation of the Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by the Target Fund of this Agreement and the performance by the Target Fund of its obligations under this Agreement do not conflict with the charter or the bylaws of the Target Fund;

(vi) neither the execution, delivery or performance by the Target Fund of this Agreement nor the compliance by the Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of          or the federal laws of the United States; and

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Target Fund or the enforceability of this Agreement against the Target Fund.

(f) That the BFZ Parties shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the BFZ Parties, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the BFZ Parties.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(i) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Trustees of BFZ if any condition of BFZ’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or (iv) by the Board of Trustees of Merger Subsidiary if any condition of Merger Subsidiary’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by                 , this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective trustees, directors, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund unless such terms and conditions shall result in a change in the method of computing the number of BFZ Common Shares or BFZ Preferred Shares to be issued to shareholders of the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Target Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target

Fund shall be addressed to                      c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, NY 10022, Attention: Howard B. Surloff, Esq., or at such other address as the Target Fund may designate by written notice to the BFZ Parties. Notice to the BFZ Parties shall be addressed to the BFZ Parties c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, NY 10022, Attention: Howard B. Surloff, Esq., or at such other address and to the attention of such other person as the BFZ Parties may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund’s shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Board of Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

[Target Fund]

By:
Name:
Title:

BlackRock California Municipal Income Trust

By:
Name:
Title:

BFZ Merger Subsidiary

By:
Name:
Title:

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of BlackRock California Municipal Income Trust II (“BCL”), BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”), BlackRock California Investment Quality Municipal Trust Inc. (“RAA”) and BlackRock California Municipal Income Trust (“BFZ”). The statements are presented as of January 31, 2009, the most recent interim period for which financial information is currently available for the BFZ.

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the transactions occurred on January 31, 2009. The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended January 31, 2009 as if the reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”) of BCL, BCK, BZA and RAA into BFZ had taken place on February 1, 2008. The pro forma financial statements give effect to the proposed Reorganizations in which each of BCL, BCK, BZA and RAA will merge with and into BFZ Merger Subsidiary, a direct, wholly-owned subsidiary of BFZ. Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ and each of BCL, BCK, BZA and RAA will terminate their registration under the Investment Company Act of 1940. The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that BFZ will sell any securities of BCL, BCK, BZA and RAA acquired in the reorganizations other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock California Municipal Income Trust (“BFZ”),

BlackRock California Insured Municipal Income Trust (“BCK”),

BlackRock California Investment Quality Municipal Trust (“RAA”),

BlackRock California Municipal Bond Trust (“BZA”) and

BlackRock California Municipal Income Trust II (“BCL”)

As of January 31, 2009 (Unaudited)

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
California - 128.4%

Corporate - 6.7%

California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), AMT:

Series A-2, 5.40%, 4/01/25	$—	$—	$500	$—	$—	$500	$—	$—	$380,170	$—	$—	$380,170

Series C, 5.125%, 11/01/23	2,290	—	—	1,530	4,180	8,000	1,712,508	—	—	1,144,165	3,125,888	5,982,561

Series C, 6.75%, 12/01/27	2,475	—	—	—	1,225	3,700	2,459,185	—	—	—	1,217,172	3,676,357

California Pollution Control Financing Authority, Solid Waste Disposal Revenue Refunding Bonds (Republic Services, Inc. Project), AMT, Series C, 5.25%, 6/01/23	—	—	—	500	—	500	—	—	—	414,010	—	414,010

Chula Vista, California, IDR (San Diego Gas and Electric Company), AMT:

Series B, 5%, 12/01/27	5,065	—	320	1,175	2,690	9,250	4,090,443	—	258,429	948,918	2,172,417	7,470,207

Series D, 5%, 12/01/27	4,395	—	275	—	—	4,670	3,549,358	—	222,087	—	—	3,771,445

Los Angeles, California, Regional Airports Improvement Corporation, Lease Revenue Bonds (American Airlines Inc.), AMT:

Series B, 7.50%, 12/01/24	—	—	500	1,000	—	1,500	—	—	358,670	717,340	—	1,076,010

Series C, 7.50%, 12/01/24	4,110	—	—	—	1,785	5,895	2,948,267	—	—	—	1,280,452	4,228,719

							14,759,761	—	1,219,356	3,224,433	7,795,929	26,999,479

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
County/City/Special District/School District - 47.9%

Alameda County, California, Joint Powers Authority, Lease Revenue Refunding Bonds, 5%, 12/01/34 (a)	$—	$1,200	$—	$—	$3,500	$4,700	$—	$1,146,648	$—	$—	$3,344,390	$4,491,038

Benicia, California, Unified School District, GO, Series B, 5.528%, 8/01/23 (b)(c)	—	6,500	—	—	—	6,500	—	3,002,545	—	—	—	3,002,545

Ceres, California, Unified School District, GO (Election of 2001), Series B (b)(c)(d):

5.906%, 8/01/30	—	3,055	—	—	—	3,055	—	871,775	—	—	—	871,775

5.914%, 8/01/31	—	3,180	—	—	—	3,180	—	853,766	—	—	—	853,766

5.919%, 8/01/32	—	3,300	—	—	—	3,300	—	833,415	—	—	—	833,415

5.923%, 8/01/33	—	3,440	—	—	—	3,440	—	815,830	—	—	—	815,830

5.893%, 8/01/34	—	3,575	—	—	—	3,575	—	793,578	—	—	—	793,578

5.896%, 8/01/35	—	3,275	—	—	—	3,275	—	680,021	—	—	—	680,021

Chino Basin, California, Desalter Authority, Revenue Refunding Bonds, Series A, 5%, 6/01/35 (e)	5,275	—	—	2,000	—	7,275	4,861,809	—	—	1,843,340	—	6,705,149

Corona-Norco Unified School District, California, Community Facilities District Number 98-1, Special Tax Bonds, 5.10%, 9/01/32 (f)	—	—	—	—	6,000	6,000	—	—	—	—	5,753,520	5,753,520

Elk Grove, California, Unified School District, Special Tax Bonds (Community Facilities District Number 1) (c)(f):

5.598%, 12/01/29	7,485	—	—	—	—	7,485	1,786,969	—	—	—	—	1,786,969

5.599%, 12/01/30	7,485	—	—	—	—	7,485	1,657,029	—	—	—	—	1,657,029

5.599%, 12/01/31	7,485	—	—	—	—	7,485	1,533,527	—	—	—	—	1,533,527

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Fontana Unified School District, California, GO (Election of 2006), Series B, 5.25%, 8/01/26 (a)	$—	$5,400	$—	$—	$—	$5,400	$—	$5,587,866	$—	$—	$—	$5,587,866

Glendale, California, Community College District, GO (Election of 2002), Series D, 5%, 11/01/31 (b)	—	2,500	—	—	—	2,500	—	2,420,600	—	—	—	2,420,600

Hemet, California, Unified School District, GO, Series B, 5.125%, 8/01/37 (e)	—	2,140	—	—	—	2,140	—	2,034,006	—	—	—	2,034,006

Huntington Beach, California, Union High School District, GO (Election of 2004), 5.019%, 8/01/33 (c)(d)(g)	5,000	—	—	—	—	5,000	1,066,250	—	—	—	—	1,066,250

La Quinta, California, Redevelopment Agency, Tax Allocation Bonds (Redevelopment Project Area Number 1), 5.125%, 9/01/32 (f)	—	—	—	—	5,000	5,000	—	—	—	—	4,321,550	4,321,550

Lathrop, California, Financing Authority Revenue Bonds (Water Supply Project):

5.90%, 6/01/27	2,855	—	—	655	—	3,510	2,160,350	—	—	495,632	—	2,655,982

6%, 6/01/35	5,140	—	—	1,180	—	6,320	3,689,184	—	—	846,933	—	4,536,117

Live Oak Unified School District, California, GO (Election of 2004), Series B (c)(h):

5.569%, 8/01/18 (i)	—	—	—	905	—	905	—	—	—	305,003	—	305,003

5.579%, 8/01/18 (i)	—	—	—	945	—	945	—	—	—	300,983	—	300,983

5.588%, 8/01/18 (i)	985	—	—	—	—	985	296,436	—	—	—	—	296,436

5.599%, 8/01/18 (i)	1,030	—	—	—	—	1,030	292,839	—	—	—	—	292,839

5.609%, 8/01/18 (i)	1,080	—	—	—	—	1,080	290,012	—	—	—	—	290,012

5.618%, 8/01/18 (i)	1,125	—	—	—	—	1,125	285,289	—	—	—	—	285,289

5.629%, 8/01/18 (i)	1,175	—	—	—	—	1,175	281,318	—	—	—	—	281,318

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
5.639%, 8/01/18 (i)	$1,230	$—	$—	$—	$—	$1,230	$277,992	$—	$—	$—	$—	$277,992

5.649%, 8/01/18 (i)	1,285	—	—	—	—	1,285	274,090	—	—	—	—	274,090

5.659%, 8/01/18 (i)	1,340	—	—	—	—	1,340	269,702	—	—	—	—	269,702

5.669%, 8/01/18 (i)	1,400	—	—	—	—	1,400	265,832	—	—	—	—	265,832

5.679%, 8/01/18 (i)	1,465	—	—	—	—	1,465	262,381	—	—	—	—	262,381

5.529%, 8/01/29	—	—	—	705	—	705	—	—	—	216,583	—	216,583

5.539%, 8/01/30	—	—	—	795	—	795	—	—	—	224,397	—	224,397

5.549%, 8/01/31	—	—	—	830	—	830	—	—	—	216,115	—	216,115

5.559%, 8/01/32	—	—	—	865	—	865	—	—	—	209,892	—	209,892

Los Alamitos, California, Unified School District, GO (School Facilities Improvement Project Number 1), 5.50%, 8/01/33	—	—	250	—	3,500	3,750	—	—	255,010	—	3,570,140	3,825,150

Los Angeles, California, Community College District, GO, Series F-1, 5%, 8/01/33	—	—	335	—	1,500	1,835	—	—	323,526	—	1,448,625	1,772,151

Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Refunding Bonds, Series B, 5%, 9/01/38	4,000	—	—	—	—	4,000	3,638,800	—	—	—	—	3,638,800

Los Angeles County, California, Community Facilities District Number 3, Special Tax Refunding Bonds (Improvement Area A), Series A, 5.50%, 9/01/14 (a)	—	—	1,000	—	—	1,000	—	—	1,013,170	—	—	1,013,170

Modesto, California, Irrigation District, COP, Series B, 5.50%, 7/01/35	3,300	—	—	750	1,650	5,700	3,041,577	—	—	691,268	1,520,788	5,253,633

Morongo, California, Unified School District, GO (Election of 2005), Series A, 5.25%, 8/01/38 (e)	—	2,775	—	—	—	2,775	—	2,682,149	—	—	—	2,682,149

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Murrieta Valley, California, Unified School District, Public Financing Authority, Special Tax Revenue Bonds, Series A, 5.125%, 9/01/26 (e)	$—	$1,000	$—	$—	$—	$1,000	$—	$942,970	$—	$—	$—	$942,970

Orange County, California, Community Facilities District, Special Tax Bonds (Number 01-1 Ladera Ranch), Series A, 6%, 8/15/10 (i)	—	—	—	2,400	—	2,400	—	—	—	2,607,552	—	2,607,552

Palomar Pomerado Health Care District, California, GO (Election of 2004), Series A, 5.125%, 8/01/37 (b)	—	1,850	—	—	—	1,850	—	1,815,997	—	—	—	1,815,997

Pasadena, California, COP, Refunding, Series C, 5%, 2/01/33	—	—	—	1,200	2,800	4,000	—	—	—	1,131,240	2,639,560	3,770,800

Pittsburg, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Los Medanos Community Development Project), Series A, 6.50%, 9/01/28	2,500	—	—	1,000	2,000	5,500	2,469,850	—	—	987,940	1,975,880	5,433,670

Rancho Cucamonga, California, Community Facilities District, Special Tax Bonds, Series A, 6.50%, 9/01/33	4,000	—	—	—	—	4,000	3,096,280	—	—	—	—	3,096,280

Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds (Rancho Redevelopment Project), 5.125%, 9/01/30 (g)	15,500	—	—	—	—	15,500	13,665,110	—	—	—	—	13,665,110

Riverside, California, Unified School District, GO (Election of 2001), Series A, 5%, 2/01/27 (b)(d)	—	5,000	—	—	—	5,000	—	4,861,250	—	—	—	4,861,250

San Bernardino County, California, Special Tax Bonds (Community Facilities District Number 2002-1), 5.90%, 9/01/33	—	—	1,000	—	—	1,000	—	—	721,630	—	—	721,630

San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (a)	6,040	—	—	—	—	6,040	5,825,701	—	—	—	—	5,825,701

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
San Francisco, California, City and County Redevelopment Agency, Community Facilities District Number 1, Special Tax Bonds (Mission Bay South Public Improvements Project):

6.25%, 8/01/33	$6,500	$—	$—	$2,500	$4,000	$13,000	$5,245,045	$—	$—	$2,017,325	$3,227,720	$10,490,090

Series B, 6.125%, 8/01/31	1,775	—	—	—	—	1,775	1,427,065	—	—	—	—	1,427,065

San Jose, California, Financing Authority, Lease Revenue Refunding Bonds (Civic Center Project), Series B, 5%, 6/01/37 (f)	—	6,000	—	—	—	6,000	—	5,678,280	—	—	—	5,678,280

San Jose, California, Unified School District, Santa Clara County, GO (Election of 2002), Series D, 5%, 8/01/32	2,875	—	250	—	2,750	5,875	2,797,519	—	243,263	—	2,675,888	5,716,670

Santa Ana, California, Unified School District:

COP (Financing Program), 5.838%, 4/01/29 (a)(c)	—	—	—	15,000	—	15,000	—	—	—	4,943,250	—	4,943,250

GO (Election of 2008), Series A, 5.50%, 8/01/30	—	—	—	—	5,830	5,830	—	—	—	—	5,877,165	5,877,165

GO (Election of 2008), Series A, 5.125%, 8/01/33	8,000	—	—	—	2,000	10,000	7,557,760	—	—	—	1,889,440	9,447,200

Santa Cruz County, California, Redevelopment Agency, Tax Allocation Bonds (Live Oak/Soquel Community Improvement Project Area), Series A:

6.625%, 9/01/29	—	—	—	—	1,000	1,000	—	—	—	—	999,810	999,810

7%, 9/01/36	1,200	—	100	500	—	1,800	1,209,708	—	100,809	504,045	—	1,814,562

South Tahoe, California, Joint Powers Financing Authority, Revenue Refunding Bonds (South Tahoe Redevelopment Project Area Number 1), Series A, 5.45%, 10/01/33	—	—	—	—	1,000	1,000	—	—	—	—	802,400	802,400

Stockton, California, Unified School District, GO (Election of 2005), 5%, 8/01/31 (a)	2,500	3,000	500	2,000	2,000	10,000	2,373,750	2,848,500	474,750	1,899,000	1,899,000	9,495,000

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Torrance, California, Unified School District, GO, (Election of 2008 - Measure Z), 6%, 8/01/33	$2,500	$—	$—	$—	$1,500	$4,000	$2,610,900	$—	$—	$—	$1,566,540	$4,177,440

Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A (a):

5%, 9/01/32	—	—	750	—	—	750	—	—	694,215	—	—	694,215

5%, 9/01/38	—	3,000	—	—	—	3,000	—	2,729,100	—	—	—	2,729,100

Vacaville, California, Unified School District, GO (Election of 2001), 5%, 8/01/30 (g)	—	—	500	—	—	500	—	—	469,900	—	—	469,900

Val Verde, California, Unified School District Financing Authority, Special Tax Refunding Bonds, Junior Lien, 6.25%, 10/01/28	2,245	—	—	—	1,170	3,415	1,889,706	—	—	—	984,836	2,874,542

Val Verde, California, Unified School District, GO (Election of 2008), Series A, 5.50%, 8/01/33	—	—	—	1,615	5,000	6,615	—	—	—	1,587,270	4,914,150	6,501,420

West Contra Costa, California, Unified School District, GO (Election of 2005), Series B, 5.625%, 8/01/35 (j)	—	2,000	—	—	—	2,000	—	2,030,140	—	—	—	2,030,140

							76,399,780	42,628,436	4,296,273	21,027,768	49,411,402	193,763,659

Education - 9.4%

California Educational Facilities Authority Revenue Bonds:

(Scripps College), 5%, 8/01/31 (b)	—	2,385	—	—	—	2,385	—	2,621,473	—	—	—	2,621,473

(Stanford University), Series Q, 5.25%, 12/01/32	2,000	—	500	4,000	—	6,500	2,034,080	—	508,520	4,068,160	—	6,610,760

(University of San Diego), Series A, 5.25%, 10/01/30	—	—	—	4,000	—	4,000	—	—	—	3,923,600	—	3,923,600

California Infrastructure and Economic Development Bank Revenue Bonds (J. David Gladstone Institute Project), 5.25%, 10/01/34	$15,250	$—	$—	$3,750	$—	$19,000	$13,103,410	$—	$—	$3,222,150	$—	$16,325,560

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
California Infrastructure and Economic Development Bank, Revenue Refunding Bonds (The Salvation Army - Western Territory), 5%, 9/01/27 (f)	$—	$—	$500	$—	$—	$500	$—	$—	$485,835	$—	$—	$485,835

California State University, Systemwide Revenue Refunding Bonds, Series A, 5%, 11/01/30 (f)	—	4,000	—	—	—	4,000	—	3,830,880	—	—	—	3,830,880

University of California Revenue Bonds, Series D, 5%, 5/15/32 (b)(d)	—	—	—	—	2,500	2,500	—	—	—	—	2,377,675	2,377,675

University of California, General Revenue Bonds, Series A, 5%, 5/15/33 (f)	—	—	—	—	2,000	2,000	—	—	—	—	1,926,340	1,926,340

							15,137,490	6,452,353	994,355	11,213,910	4,304,015	38,102,123

Health - 21.1%

California Health Facilities Financing Authority Revenue Bonds (Sutter Health), Series A, 5.25%, 11/15/46	5,000	—	500	—	—	5,500	4,227,350	—	422,735	—	—	4,650,085

California Health Facilities Financing Authority, Revenue Refunding Bonds (Providence Health and Services), Series C, 6.50%, 10/01/38	—	—	250	—	1,000	1,250	—	—	256,830	—	1,027,320	1,284,150

California Infrastructure and Economic Development Bank Revenue Bonds (Kaiser Hospital Assistance I-LLC), Series A, 5.55%, 8/01/31	13,500	—	—	—	1,735	15,235	12,082,365	—	—	—	1,552,808	13,635,173

California Statewide Communities Development Authority Revenue Bonds:

(Adventist), Series B, 5%, 3/01/37 (e)	—	1,000	—	—	—	1,000	—	860,130	—	—	—	860,130

(Catholic Healthcare West), Series B, 5.50%, 7/01/30	3,000	—	—	—	—	3,000	2,668,230	—	—	—	—	2,668,230

(Catholic Healthcare West), Series E, 5.50%, 7/01/31	2,000	—	250	1,250	1,250	4,750	1,759,120	—	219,890	1,099,450	1,099,450	4,177,910

(Daughters of Charity National Health System), Series A, 5.25%, 7/01/30	4,000	$—	—	1,500	—	5,500	2,577,760	—	—	966,660	—	3,544,420

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
(Kaiser Permanente), Series A, 5.50%, 11/01/32	$—	$—	$—	$5,000	$5,000	$10,000	$—	$—	$—	$4,464,950	$4,464,950	$8,929,900

(Sutter Health), Series B, 5.50%, 8/15/34	—	—	—	—	8,000	8,000	—	—	—	—	7,315,040	7,315,040

(Sutter Health), Series B, 5.625%, 8/15/42	10,000	—	—	3,250	—	13,250	9,062,000	—	—	2,945,150	—	12,007,150

(Sutter Health), Series D, 5.05%, 8/15/38 (a)	—	5,000	—	—	—	5,000	—	4,371,100	—	—	—	4,371,100

California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 5.50%, 10/01/33	—	—	—	—	7,000	7,000	—	—	—	—	6,129,130	6,129,130

California Statewide Communities Development Authority, Revenue Refunding Bonds:

(Kaiser Hospital Asset Management, Inc.), Series C, 5.25%, 8/01/31	—	—	500	—	—	500	—	—	430,330	—	—	430,330

(Kaiser Permanente), Series A, 5%, 4/01/31	—	—	500	—	—	500	—	—	416,095	—	—	416,095

Kaweah Delta Health Care District, California, Revenue Refunding Bonds, 6%, 8/01/12 (i)	7,700	2,000	—	1,745	—	11,445	9,088,310	2,360,600	—	2,059,624	—	13,508,534

Torrance, California, Hospital Revenue Refunding Bonds (Torrance Memorial Medical Center), Series A, 5.50%, 6/01/31	—	—	—	1,500	—	1,500	—	—	—	1,324,380	—	1,324,380

							41,465,135	7,591,830	1,745,880	12,860,214	21,588,698	85,251,757

Housing - 2.7%

California M/F Housing Revenue Bonds (San Lucas Apartments), AIG SunAmerica, Inc., Pass-Through Certificates of Beneficial Ownership, AMT, Series 5, 5.95%, 11/01/34	—	—	—	2,120	—	2,120	—	—	—	1,962,484	—	1,962,484

California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT, Series A, 5.40%, 12/01/36 (k)(l)(m)	—	—	475	—	—	475	—	—	443,878	—	—	443,878

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
San Jose, California, M/F Housing Revenue Bonds (Villages Parkway Senior Apartments Housing Project), AMT, Series D, 5.50%, 4/01/34 (l)	$3,595	$—	$—	$—	$—	$3,595	$3,398,354	$—	$—	$—	$—	$3,398,354

Santa Clara County, California, Housing Authority, M/F Housing Revenue Bonds:

(John Burns Gardens Apartments Project), AMT, Series A, 5.85%, 8/01/31	1,715	—	—	—	—	1,715	1,656,793	—	—	—	—	1,656,793

(Rivertown Apartments Project), AMT, Series A, 6%, 8/01/41	1,235	—	—	—	—	1,235	1,193,949	—	—	—	—	1,193,949

Santa Maria, California, M/F Housing Revenue Bonds (Westgate Courtyards Apartments), AIG SunAmerica, Inc., Pass-Through Certificates of Beneficial Ownership, AMT, Series 3, 5.80%, 11/01/34	—	—	—	2,280	—	2,280	—	—	—	2,263,493	—	2,263,493

							6,249,096	—	443,878	4,225,977	—	10,918,951

State - 8.0%

California State Department of Water Resources, Power Supply Revenue Refunding Bonds, Sub-Series F-5, 5%, 5/01/22	15,300	—	250	1,500	7,650	24,700	15,924,393	—	260,202	1,561,215	7,962,196	25,708,006

California State, GO, 5.75%, 3/01/19	—	—	40	—	—	40	—	—	40,122	—	—	40,122

California State, GO, Refunding, 5%, 9/01/32	—	—	1,000	—	—	1,000	—	—	913,750	—	—	913,750

California State Public Works Board, Lease Revenue Bonds:

(Department of Corrections), Series H, 5%, 11/01/31	—	—	500	—	—	500	—	—	430,565	—	—	430,565

(Department of General Services - Capitol East End Complex), Series A, 5%, 12/01/27 (f)	—	5,000	—	—	—	5,000	—	4,550,200	—	—	—	4,550,200

California State University, Systemwide Revenue Refunding Bonds, Series C, 5%, 11/01/38 (g)	—	—	625	—	—	625	—	—	574,312	—	—	574,312

							15,924,393	4,550,200	2,218,951	1,561,215	7,962,196	32,216,955

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Tobacco - 5.5%

California County Tobacco Securitization Agency, Tobacco Revenue Bonds (Stanislaus County Tobacco Funding Corporation), Series A, 5.875%, 6/01/43	$5,000	$—	$—	$—	$—	$5,000	$3,138,350	$—	$—	$—	$—	$3,138,350

Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series A-1 (i):

6.625%, 6/01/13	2,000	—	—	2,000	2,000	6,000	2,375,880	—	—	2,375,880	2,375,880	7,127,640

6.75%, 6/01/13	—	—	—	—	9,000	9,000	—	—	—	—	10,737,900	10,737,900

Tobacco Securitization Authority of Southern California, Asset-Backed Revenue Bonds, Senior Series A, 5.625%, 6/01/12 (i)	—	—	900	—	—	900	—	—	1,028,880	—	—	1,028,880

							5,514,230	—	1,028,880	2,375,880	13,113,780	22,032,770

Transportation - 10.4%

Foothill/Eastern Corridor Agency, California, Toll Road Revenue Bonds, Senior Lien, Series A, 5.729%, 1/01/26	—	—	—	—	10,000	10,000	—	—	—	—	4,725,400	4,725,400

Foothill/Eastern Corridor Agency, California, Toll Road Revenue Refunding Bonds:

5.875%, 7/15/26 (n)	5,000	—	—	—	—	5,000	4,412,800	—	—	—	—	4,412,800

6.112%, 1/15/30 (c)(o)	—	—	—	—	6,550	6,550	—	—	—	—	962,981	962,981

6.092%, 1/15/33 (c)	5,000	—	—	—	—	5,000	546,050	—	—	—	—	546,050

6.093%, 1/15/34 (c)	5,000	—	—	—	—	5,000	497,850	—	—	—	—	497,850

6.095%, 1/15/38 (c)	1,000	—	—	—	—	1,000	67,480	—	—	—	—	67,480

6.176%, 1/15/35 (c)	13,445	—	—	—	—	13,445	1,205,479	—	—	—	—	1,205,479

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
5.75%, 1/15/40	$10,030	$—	$—	$3,845	$—	$13,875	$7,484,286	$—	$—	$2,869,101	$—	$10,353,387

Los Angeles, California, Department of Airports, Airport Revenue Refunding Bonds (Ontario International Airport), AMT, Series A, 5%, 5/15/26 (g)	—	—	510	—	—	510	—	—	441,686	—	—	441,686

Port of Oakland, California, Revenue Refunding Bonds, Intermediate Lien, AMT, Series A, 5%, 11/01/27 (g)	5,850	—	—	—	—	5,850	4,726,800	—	—	—	—	4,726,800

San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, AMT, Second Series, 6.75%, 5/01/19	3,775	—	175	950	1,575	6,475	3,941,024	—	182,697	991,781	1,644,268	6,759,770

San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue Refunding Bonds, Series A (b)(c):
5.488%, 1/15/31	—	20,000	—	—	—	20,000	—	3,466,400	—	—	—	3,466,400
5.498%, 1/15/34	—	—	—	—	30,000	30,000	—	—	—	—	4,024,200	4,024,200

							22,881,769	3,466,400	624,383	3,860,882	11,356,849	42,190,283

Utilities - 16.7%

California State Department of Water Resources, Water System Revenue Refunding Bonds (Central Valley Project), Series AE, 5%, 12/01/28	—	2,500	—	—	—	2,500	—	2,527,725	—	—	—	2,527,725

Calleguas-Las Virgenes, California, Public Financing Authority Revenue Bonds (Calleguas Municipal Water District Project), Series A, 5.125%, 7/01/32 (d)(g)	5,475	—	—	—	—	5,475	5,247,897	—	—	—	—	5,247,897

Chino Basin, California, Regional Financing Authority, Revenue Refunding Bonds (Inland Empire Utility Agency), Series A, 5%, 11/01/33 (f)	—	—	500	1,000	—	1,500	—	—	457,540	915,080	—	1,372,620

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Contra Costa, California, Water District, Water Revenue Refunding Bonds, Series O, 5%, 10/01/24 (f)	$—	$—	$600	$—	$—	$600	$—	$—	$618,042	$—	$—	$618,042

East Bay, California, Municipal Utility District, Water System Revenue Refunding Bonds, Series A, 5%, 6/01/37 (b)(d)	—	4,000	—	—	—	4,000	—	3,836,040	—	—	—	3,836,040

Eastern Municipal Water District, California, Water and Sewer, COP, Series H:
5%, 7/01/33	8,355	—	250	2,545	7,100	18,250	7,904,248	—	236,513	2,407,697	6,716,955	17,265,413
5%, 7/01/35	—	—	285	—	—	285	—	—	268,279	—	—	268,279

Imperial Irrigation District, California, Electric Revenue Refunding Bonds, 5%, 11/01/33	—	2,275	—	—	—	2,275	—	2,142,481	—	—	—	2,142,481

Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, Series A:
5.375%, 7/01/34	1,400	—	—	—	1,600	3,000	1,410,108	—	—	—	1,611,552	3,021,660
5.375%, 7/01/38	1,800	—	—	—	—	1,800	1,807,470	—	—	—	—	1,807,470

Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds, Series A, 5.125%, 7/01/41 (b)(d)	—	5,000	—	—	5,500	10,500	—	4,797,800	—	—	5,277,580	10,075,380

Los Angeles, California, Wastewater System Revenue Refunding Bonds (b):
Series A, 5%, 6/01/32 (d)	—	6,025	—	—	—	6,025	—	5,729,956	—	—	—	5,729,956
Sub-Series A, 5%, 6/01/27	—	5,000	—	—	—	5,000	—	4,859,350	—	—	—	4,859,350

Los Angeles, California, Water and Power Revenue Bonds (Power System), Sub-Series A-1, 5%, 7/01/35 (a)	—	—	500	—	—	500	—	—	480,845	—	—	480,845

Napa, California, Water Revenue Bonds, 5%, 5/01/35 (f)	—	3,000	—	—	—	3,000	—	2,812,410	—	—	—	2,812,410

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Richmond, California, Wastewater Revenue Bonds, 5.753%, 8/01/31 (c)(d)(o)	$1,905	$—	$—	$—	$—	$1,905	$605,352	$—	$—	$—	$—	$605,352

San Diego, California, Public Facilities Financing Authority, Water Revenue Refunding Bonds, Series A:						—

5%, 8/01/26	—	—	—	—	1,000	1,000	—	—	—	—	1,007,520	1,007,520

5.25%, 8/01/38	—	—	500	—	2,500	3,000	—	—	485,405	—	2,427,025	2,912,430

Santa Rosa, California, Wastewater Revenue Refunding Bonds, Series B, 5.409%, 9/01/25 (c)(f)	—	—	—	—	2,685	2,685	—	—	—	—	1,081,196	1,081,196

Southern California Public Power Authority, Transmission Project Revenue Refunding Bonds, 5.50%, 7/01/20 (g)	—	—	40	—	—	40	—	—	40,098	—	—	40,098

							16,975,075	26,705,762	2,586,722	3,322,777	18,121,828	67,712,164

Total Municipal Bonds in California							215,306,729	91,394,981	15,158,678	63,673,056	133,654,697	519,188,141

Multi-State - 6.8%

Housing - 6.8%

Charter Mac Equity Issuer Trust (p)(q):

5.75%, 4/30/15	—	—	—	—	500	500	—	—	—	—	510,085	510,085

6%, 4/30/15	—	—	—	—	1,500	1,500	—	—	—	—	1,548,030	1,548,030

6%, 4/30/19	—	—	—	—	1,000	1,000	—	—	—	—	1,012,580	1,012,580

6.30%, 4/30/19	—	—	—	—	1,000	1,000	—	—	—	—	1,017,760	1,017,760

6.30%, 6/30/49	7,000	—	—	—	—	7,000	7,082,670	—	—	—	—	7,082,670

6.80%, 11/30/50	4,000	—	—	—	—	4,000	4,165,240	—	—	—	—	4,165,240

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
7.20%, 10/31/52	$—	$—	$—	$3,500	$—	$3,500	$—	$—	$—	$3,811,780	$—	$3,811,780

MuniMae TE Bond Subsidiary LLC (p)(q):
6.30%, 6/30/49	7,000	—	—	—	—	7,000	5,966,940	—	—	—	—	5,966,940
6.80%, 6/30/50	3,000	—	—	—	—	3,000	2,295,630	—	—	—	—	2,295,630

Total Municipal Bonds in Multi-State							19,510,480	—	—	3,811,780	4,088,455	27,410,715

Puerto Rico - 0.3%

Education - 0.1%

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds (Ana G. Mendez University System Project), 5%, 3/01/26	—	—	700	—	—	700	—	—	478,345	—	—	478,345

State - 0.2%

Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.50%, 2/01/12 (i)	—	—	745	—	—	745	—	—	826,540	—	—	826,540

Total Municipal Bonds in Puerto Rico							—	—	1,304,885	—	—	1,304,885

Total Municipal Bonds - 135.5%							234,817,209	91,394,981	16,463,563	67,484,836	137,743,152	547,903,741

Municipal Bonds Transferred to Tender Option Bond Trusts (r)

California - 18.3%

County/City/Special District/School District - 11.2%

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Mount San Antonio Community College District, California, GO (Election of 2001), Series C, 5%, 9/01/31 (a)	$10,770	$—	$—	$—	$—	$10,770	$10,513,136	$—	$—	$—	$—	$10,513,136

Palomar Pomerado Health Care District, California, GO (Election of 2004), Series A, 5.125%, 8/01/37 (g)	5,550	—	—	—	—	5,550	5,447,991	—	—	—	—	5,447,991

San Diego, California, Community College District, GO (Election of 2006), 5%, 8/01/32 (a)	9,000	—	—	—	—	9,000	8,733,690	—	—	—	—	8,733,690

Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds, Series L, 5.25%, 5/15/36	10,000	—	495	2,999	8,005	21,499	9,642,319	—	477,013	2,891,596	7,718,933	20,729,861

							34,337,136	—	477,013	2,891,596	7,718,933	45,424,678

Education - 3.1%

California Educational Facilities Authority Revenue Bonds (Stanford University), Series Q, 5.25%, 12/01/32	10,000	—	—	—	—	10,000	10,170,483	—	—	—	—	10,170,483

California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/39 (a)	—	—	—	—	2,400	2,400	—	—	—	—	2,263,416	2,263,416

							10,170,483	—	—	—	2,263,416	12,433,899

Utilities - 4.0%

California State Department of Water Resources Revenue Bonds (Central Valley Project), Series AE, 5%, 12/01/29	—	—	—	—	7,000	7,000	—	—	—	—	7,035,840	7,035,840

San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A:

5%, 5/01/32 (b)	—	5,292	—	—	—	5,292	—	5,163,567	—	—	—	5,163,567

5%, 5/01/33 (a)	—	4,250	—	—	—	4,250	—	4,099,210	—	—	—	4,099,210

							—	9,262,777	—	—	7,035,840	16,298,617

	Par (000)						Value
Municipal Bonds	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
Total Municipal Bonds Transferred to Tender Option Bond Trusts - 18.3%							$44,507,619	$9,262,777	$477,013	$2,891,596	$17,018,189	$74,157,194

Total Long-Term Investments (Cost - $670,966,581) - 153.8%							279,324,828	100,657,758	16,940,576	70,376,432	154,761,341	622,060,935

	Par (000)						Value
Short-Term Securities	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)	BFZ	BCK	RAA	BZA	BCL	Pro Forma Combined Fund (All Target Funds into BFZ)
California - 10.0%

California HFA, Home Mortgage Revenue Bonds, VRDN, AMT, Series P, 8.50%, 2/04/09 (g)(s)	$15,000	$—	$—	$—	$10,000	$25,000	$15,000,000	$—	$—	$—	$4,000,000	$19,000,000

Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition C, VRDN, Second Senior Series A, 6%, 2/05/09 (g)(s)	6,000	3,000	500	2,000	4,000	15,500	6,000,000	3,000,000	500,000	2,000,000	10,000,000	21,500,000

							21,000,000	3,000,000	500,000	2,000,000	14,000,000	40,500,000

	Shares						Value
Money Market Funds 6.6%

CMA California Municipal Money Fund, 0.18% (t)(u)	$15,725,811	$5,108,644	$1,236,964	$2,147,611	$2,636,644	$26,855,674	$15,725,811	$5,108,644	$1,236,964	$2,147,611	$2,636,644	$26,855,674

Total Short Term Securities (Cost - $67,355,674) - 16.6%							36,725,811	8,108,644	1,736,964	4,147,611	16,636,644	67,355,674

Total Investments (Cost - $738,322,255*) - 170.4%							316,050,639	108,766,402	18,677,540	74,524,043	171,397,985	689,416,609

Other Assets Less Liabilities/Liabilities in Excess of Other Assets - (1.3)%							(2,969,320)	1,247,229	124,800	233,398	(1,656,042)	(5,121,088)**

Liability for Trust Certificates, Including Interest Expense and Fees Payable - (11.5)%							(29,498,760)	(4,793,514)	(331,730)	(2,002,034)	(10,052,644)	(46,678,682)

Preferred Shares, at Redemption Value - (57.6)%							(100,908,022)	(37,554,717)	(6,825,558)	(27,978,514)	(59,758,507)	(233,025,318)

Net Assets Applicable to Common Shares - 100.0%							$182,674,537	$67,665,400	$11,645,052	$44,776,893	$99,930,792	$404,591,521

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$690,755,794

Gross unrealized appreciation	$10,636,940
Gross unrealized depreciation	(58,396,817)

Net unrealized depreciation	$(47,759,877)

**	Reflects pro forma adjustments to the Condensed Combined Statement of Assets and Liabilities.
(a)	FSA Insured.
(b)	NPFGC Insured.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	FGIC Insured.

(e)	Assured Guaranty Insured.
(f)	AMBAC Insured.
(g)	MBIA Insured.
(h)	XL Capital Insured.
(i)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)	BHAC Insured.
(k)	FHLMC Collateralized.
(l)	FNMA Collateralized.
(m)	GNMA Collateralized.
(n)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(o)	Security is collateralized by Municipal or US Treasury Obligations.
(p)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(q)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(r)	Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(s)	Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is as of report date. This rate changes periodically based upon prevailing market rates.
(t)	Represents the current yield as of report date.
(u)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Fund	Net Activity	Income
CMA California Municipal Money Fund	BFZ	(4,543,761)	$324,890

	BCK	(1,267,600)	$118,591

	RAA	(283,551)	$15,280

	BZA	(2,997,138)	$93,289

	BCL	2,636,402	$39,143

	Pro Forma Combined Fund (All Target Funds into BFZ)	(6,455,648)	$591,193

•	To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list below.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDR	Industrial Development Revenue Bonds

M/F	Multi-Family
S/F	Single-Family
VRDN	Variable Rate Demand Notes

•	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry subclassifications for reporting ease.

•	Effective August 1, 2008 for RAA and BFZ and September 1, 2008 for BCL, BCK and BZA, each Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical securities

•	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•	Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Funds’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2009 in determining the fair valuation of the Funds’ investments:

Investments in Securities
Valuation Inputs	BFZ Assets	BCK Assets	RAA Assets	BZA Assets	BCL Assets	Pro Forma Combined Fund Assets (All Target Funds into BFZ)
Level 1	$15,725,811	$5,108,644	$1,236,964	$2,147,611	$2,636,644	$26,855,674

Level 2	300,324,828	103,657,758	17,440,576	72,376,432	168,761,341	662,560,935

Level 3	—	—	—	—	—	—

Total	$316,050,639	$108,766,402	$18,677,540	$74,524,043	$171,397,985	$689,416,609

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock California Municipal Income Trust (“BFZ”),

BlackRock California Insured Municipal Income Trust (“BCK”),

BlackRock California Investment Quality Municipal Trust (“RAA”),

BlackRock California Municipal Bond Trust (“BZA”) and

BlackRock California Municipal Income Trust II (“BCL”)

As of January 31, 2009 (Unaudited)

	BFZ	BCK	RAA	BZA	BCL	Adjustments		Pro Forma Combined Fund (All Target Funds into BFZ)
Assets

Investments at value - unaffiliated (1)	$300,324,828	$103,657,758	$17,440,576	$72,376,432	$168,761,341	$—		$662,560,935

Investments at value - affiliated (2)	15,725,811	5,108,644	1,236,964	2,147,611	2,636,644	—		26,855,674

Cash	94,122	90,128	19,522	127,967	117,241	—		448,980

Investments sold receivable	10,256,100	—	—	—	985,306	—		11,241,406

Interest receivable	5,069,037	1,546,813	296,390	988,415	2,518,613	—		10,419,268

Income receivable - affiliated	—	73	—	—	—	—		73

Other assets	22,962	4,416	3,013	4,313	8,655	—		43,359

Prepaid expenses	34,367	7,325	2,337	4,888	11,242	—		60,159

Total assets	331,527,227	110,415,157	18,998,802	75,649,626	175,039,042	—		711,629,854

Liabilities

Investments purchased payable	17,181,552	—	100,000	600,000	4,721,676	—		22,603,228

Income dividends payable - Common Shares	1,033,081	295,573	46,833	211,399	455,988	1,354,269	(6)	3,397,143

Reorganization expenses	—	—	—	—	—	746,884	(7)	746,884

Investment advisory fees payable	129,013	41,435	5,270	28,376	62,161	—		266,255

Interest expense and fees payable	213,764	21,665	2,021	3,187	17,353	—		257,990

Officer’s and Trustees’ fees payable	24,138	4,521	3,134	4,409	8,517	—		44,719

Other affiliates payable	1,784	632	—	448	976	—		3,840

	BFZ	BCK	RAA	BZA	BCL	Adjustments		Pro Forma Combined Fund (All Target Funds into BFZ)
Administration fees payable	$—	$—	$1,632	$—	$—	$—		$1,632

Other accrued expenses payable	76,340	59,365	39,593	47,553	47,781	—		270,632

Total accrued liabilities	18,659,672	423,191	198,483	895,372	5,314,452	2,101,153		27,592,323

Other Liabilities

Trust certificates (8)	29,284,996	4,771,849	329,709	1,998,847	10,035,291	—		46,420,692

Total Liabilities	47,944,668	5,195,040	528,192	2,894,219	15,349,743	2,101,153		74,013,015

Preferred Shares at Redemption Value

$0.001 par value per share at $25,000 per share liquidation preference, plus unpaid dividends (3)	100,908,022	37,554,717	6,825,558	27,978,514	59,758,507	—		233,025,318

Net Assets Applicable to Common Shares	$182,674,537	$67,665,400	$11,645,052	$44,776,893	$99,930,792	$(2,101,153)		$404,591,521

Net Assets Applicable to Common Shareholders Consist of

Par value (4)	$15,148	$5,278	$10,072	$3,410	$8,000	$(8,326	)(9)	33,582

Paid-in capital in excess of par	215,113,849	74,835,958	13,393,656	48,406,378	113,485,968	(746,884	)(7)	464,497,251

						8,326	(9)

Undistributed net investment income	2,796,810	345,075	14,645	239,651	754,898	(1,354,269	)(6)	2,796,810

Accumulated net realized loss	(6,359,988)	(1,473,590)	(458,123)	(195,283)	(5,343,492)	—		(13,830,476)

Net unrealized appreciation /depreciation	(28,891,282)	(6,047,321)	(1,315,198)	(3,677,263)	(8,974,582)	—		(48,905,646)

Net Assets Applicable to Common Shareholders	$182,674,537	$67,665,400	$11,645,052	$44,776,893	$99,930,792	$(2,101,153)		$404,591,521

	BFZ	BCK	RAA	BZA	BCL	Adjustments		Pro Forma Combined Fund (All Target Funds into BFZ)
Net asset value per Common Share (5)	$12.06	$12.82	$11.56	$13.13	$12.49			$12.05

(1) Investments at cost - unaffiliated	$329,216,110	$109,705,079	$18,755,774	$76,053,695	$177,735,923	—		711,466,581

(2) Investments at cost - affiliated	$15,725,811	$5,108,644	$1,236,964	$2,147,611	$2,636,644	—		26,855,674

(3) Preferred Shares outstanding	4,036	1,502	273	1,119	2,390	—		9,320

(4) Par value per share	$0.001	$0.001	$0.01	$0.001	$0.001			$0.001

(5) Common Shares outstanding	15,147,816	5,278,087	1,007,166	3,409,668	7,999,789	739,783	(10)	33,582,309

(6)	Reflects the distribution of undistributed net investment income of $1,354,269 of which $345,075 was attributable to BCK, $14,645 was attributable to RAA, $239,651 was attributable to BZA and $754,898 was attributable to BCL.
(7)	Reflects the charge for estimated reorganization expenses of $746,884 of which $177,321 was attributable to BFZ, $145,705 was attributable to BCK, $129,203 was attributable to RAA, $140,736 was attributable to BZA and $153,919 was attributable to BCL, respectively.
(8)	Represents short-term floating rate certificates issued by tender option bond trusts.
(9)	Reflects the capitalization adjustment due to the change in par value per share of common stock between RAA and BFZ which RAA shareholders will receive as if the Reorganization had taken place on January 31, 2009.
(10)	Reflects the capitalization adjustments giving the effect of the transfer of shares of BFZ which BCK, RAA, BZA and BCL shareholders will receive as if the Reorganization had taken place on January 31, 2009. The foregoing should not be relied upon to reflect the number of shares of BFZ that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

BlackRock California Municipal Income Trust (“BFZ”),

BlackRock California Insured Municipal Income Trust (“BCK”),

BlackRock California Investment Quality Municipal Trust (“RAA”),

BlackRock California Municipal Bond Trust (“BZA”) and

BlackRock California Municipal Income Trust II (“BCL”)

For the Twelve Months Ended January 31, 2009 (Unaudited)

	BFZ	BCK	RAA	BZA	BCL	Adjustments		Pro Forma Combined Fund (All Target Funds into BFZ) (1)
Investment Income

Interest	$18,364,443	$5,641,417	$1,013,304	$4,273,057	$9,715,063	$—		$39,007,284

Income - affiliated	326,657	119,210	15,774	94,003	40,371	—		596,015

Total income	18,691,100	5,760,627	1,029,078	4,367,060	9,755,434	—		39,603,299

Expenses

Investment advisory	2,011,940	642,749	70,062	508,935	981,257	113,781	(2)	4,328,724

Commissions on Preferred Shares	278,018	99,425	16,144	67,941	147,936	—		609,464

Professional fees	89,266	84,640	61,179	67,522	86,777	(295,655	)(3)	93,729

Accounting services	44,977	21,350	3,723	19,865	35,758	(48,547	)(3)	77,126

Printing	32,691	13,731	5,179	10,464	20,364	(16,413	)(3)	66,016

Transfer agent	23,230	20,738	11,628	21,521	27,762	(55,507	)(3)	49,372

Officer and Trustees	15,113	9,152	592	4,739	9,974	—		39,570

Registration	4,241	10,855	482	10,796	2,880	10,248	(4)	39,502

Custodian	19,839	9,674	3,661	7,451	12,630	(15,561	)(3)	37,694

Administration fees	—	—	20,010	—	—	(20,010	)(5)	—

Miscellaneous	26,473	31,499	22,697	34,049	37,527	(60,667	)(3)	91,578

Total expenses excluding interest expense and fees	2,545,788	943,813	215,357	753,283	1,362,865	(388,331)		5,432,775

Interest expense and fees (6)	481,751	122,953	7,748	26,806	149,130	—		788,388

Total expenses	3,027,539	1,066,766	223,105	780,089	1,511,995	(388,331)		6,221,163

Less fees waived by advisor	(512,833)	(194,856)	(4,130)	(190,657)	(193,908)	13,005	(2)	(1,083,379)

Less fees paid indirectly	(17)	(268)	(3)	(83)	(177)	—		(548)

Total expenses after fees waived and paid indirectly	2,514,689	871,642	218,972	589,349	1,317,910	(375,326)	5,137,236

Net investment income	16,176,411	4,888,985	810,106	3,777,711	8,437,524	375,326	34,466,063

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	1,057,462	(937,199)	(414,608)	404,266	143,505	—	253,426

Futures and Forward Interest Rate Swaps	—	(16,736)	—	—	(629,822)	—	(646,558)

	1,057,462	(953,935)	(414,608)	404,266	(486,317)	—	(393,132)

Net change in unrealized appreciation/depreciation on:

Investments	(43,689,267)	(8,936,692)	(1,870,020)	(9,044,427)	(18,900,903)	—	(82,441,309)

Futures and Forward Interest Rate Swaps	—	18,024	—	—	286,503	—	304,527

	(43,689,267)	(8,918,668)	(1,870,020)	(9,044,427)	(18,614,400)	—	(82,136,782)

Total realized and unrealized loss	(42,631,805)	(9,872,603)	(2,284,628)	(8,640,161)	(19,100,717)	—	(82,529,914)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(3,622,378)	(1,290,955)	(221,050)	(913,382)	(2,032,594)	—	(8,080,359)

Net realized gain	—	—	—	(4,924)	—	—	(4,924)

	(3,622,378)	(1,290,955)	(221,050)	(918,306)	(2,032,594)	—	(8,085,283)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	(30,077,772)	(6,274,573)	(1,695,572)	(5,780,756)	(12,695,787)	375,326	(56,149,134)

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $746,884 of which $177,321 was attributable to BFZ, $145,705 was attributable to BCK, $129,203 was attributable to RAA, $140,736 was attributable to BZA and $153,919 was attributable to BCL, respectively.
(2)	In connection with the Reorganizations, the Investment Advisor is proposing to reduce the advisory fee payable by the Acquiring Fund (BFZ) by 2 basis points, from 0.60% of average weekly managed assets (after the expiration of scheduled fee waivers) to 0.58% of average weekly managed assets (after the expiration of scheduled fee waivers). In addition to this reduction, the Acquiring Fund’s contractual fee waiver will be extended for an additional two years beyond the expiration of the Acquiring Fund’s contractual fee waiver, through December 31, 2012. If any of the Reorganizations is approved, the Investment Advisor will waive fees for the Acquiring Fund as follows: (i) 0.10% in 2009, (ii) 0.05% in 2010, (iii) 0.03% in 2011 and (iv) 0.01% in 2012. These reductions in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.
(3)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of accounting, custody, legal, printing and other services.
(4)	Reflects the estimated increase due to the different registration fee on the listing exchanges of the Funds.
(5)	The Combined Fund does not have an administration agreement with BlackRock.
(6)	Related to tender option bond trusts.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

BlackRock California Municipal Income Trust

(Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees or Board of Directors, as applicable (the “Boards”), of BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Investment Quality Municipal Trust (“RAA”), BlackRock California Municipal Bond Trust (“BZA”) and BlackRock California Municipal Income Trust II (“BCL” and, together with BCK, RAA and BZA, each a “Target Fund” and, collectively, the “Target Funds”) and BlackRock California Municipal Income Trust (“BFZ” or the “Acquiring Fund” and, together with the Target Funds, the “Fund” or the “Funds”) at a meeting held on May 28, 2009 approved four separate proposed tax-free reorganizations in which each Target Fund will merge with and into BFZ Merger Subsidiary (the “Merger Subsidiary”), a direct, wholly owned subsidiary of BFZ (the “Reorganizations”). Following the Reorganizations, the Merger Subsidiary will dissolve under Delaware law and be liquidated into BFZ and each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Common Shares”). The aggregate net asset value of Acquiring Fund Common Shares received by the common shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional common shares). Further, each of the outstanding preferred shares of each Target Fund will, without any action on the part of the holder thereof, be exchanged for one share of preferred stock, liquidation preference $25,000 per share, of the Acquiring Fund (“Acquiring Fund Preferred Shares”) having substantially similar terms, including the same auction dates, dividend periods and dividend payment dates, as such series of preferred shares of each Target Fund, except that, unlike preferred shares of RAA, the Acquiring Fund Preferred Shares will not have appraisal rights. In addition, the Statement of Preferences of the Acquiring Fund and the Articles Supplementary of RAA do not include force majeure clauses, which are contained in the Statement of Preferences of each of BCL, BCK and BZA. The Combined Fund’s preferred shareholders will therefore not have the benefit of such a clause. See “Additional Information About Preferred Shares of the Funds.”

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at January 31, 2009. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended January 31, 2009. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of January 31, 2009, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BFZ. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for RAA and BFZ is July 31, and for BCK, BZA and BCL is August 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on January 31, 2009. Following the Reorganizations, BFZ will be the accounting survivor.

If the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BFZ	BCK	RAA	BZA	BCL
$177,321	$145,705	$129,203	$140,736	$153,919

NOTE 2 — BFZ Fund Valuation:

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Boards. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Boards or a committee thereof.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BFZ that would have been issued at January 31, 2009 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares of BCK, RAA, BZA and BCL, as of January 31, 2009, divided by the net asset value per share of the shares of BFZ as of January 31, 2009.

The pro forma number of common and preferred shares outstanding for the combined Fund consists of the following at January 31, 2009:

Common Shares:

	Additional Common Shares Assumed Issued In Each Reorganization
Total Outstanding BFZ Shares Pre-Combination	BCK	RAA	BZA	BCL	Total Outstanding BFZ Shares Post-Combination
15,147,816	5,575,697	954,634	3,685,043	8,219,119	33,582,309

Preferred Shares:

		Additional Preferred Shares Assumed Issued In Each Reorganization
Series	Total Outstanding BFZ Shares Pre-Combination	BCK	RAA	BZA	BCL	Total Outstanding BFZ Shares Post-Combination
T-7	2,018	—	—	—	1,195	3,213
R-7	2,018	—	—	—	1,195	3,213
F-7	†	1,502	—	1,119	—	2,621
W-7	†	—	273	—	—	273

†	Prior to the Reorganizations, BFZ did not offer Series F-7 and Series W-7 preferred shares.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending January 31, 2009, as adjusted, giving effect to the Reorganizations reflects changes in expenses of BFZ as if the Reorganizations were consummated on February 1, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

The Acquiring Fund and each Target Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required income or capital gain distributions prior to the consummation of their respective Reorganizations, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of each of the acquired Target Funds, which will be subject to the limitations described below. If any of the Reorganizations were to occur, then each Target Fund involved in a Reorganization, and, under the circumstances described below, the Acquiring Fund, would each undergo an “ownership change” for U.S. Federal income tax purposes, and, accordingly, the Acquiring Fund’s use of such Target Fund’s, and its own, capital loss carryforwards (and certain unrealized built-in losses) may be limited by the operation of the tax loss limitation rules of the Code. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 3.88% for June 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years. If no “ownership change” were to occur with respect to the Acquiring Fund (under the circumstances described below), then the Acquiring Fund’s capital loss carryforwards (and certain unrealized built-in losses), which the Acquiring Fund would succeed to in the Reorganization, should not be limited solely by reason of the Reorganization.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund, whose losses are subject to the loss limitation rules, would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

The Acquiring Fund is expected to undergo an “ownership change” for U.S. Federal income tax purposes if the following combinations of Reorganizations were to occur with the listed Target Funds: (i) BZA, BCK, BCL and RAA; (ii) BZA, BCK and BCL; and (iii) BCK, BCL and RAA. If fewer than three of the Reorganizations were to occur, or if the Reorganizations involving (i) BZA, BCK and RAA or (ii) BZA, BCL and RAA were to occur, then the Acquiring Fund is not expected to undergo an “ownership change” for U.S. Federal income tax purposes.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

The identified cost of investments for the Acquiring Fund and the Target Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

APPENDIX C

PROXY VOTING POLICIES

For the BlackRock-Advised Funds

June, 2008

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

1	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
2	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II. PROXY VOTING POLICIES

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation— A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

8.	Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

9.	Nature of and provisions of the obligation; and

10.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

•	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc. —A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)	Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:	Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc. —A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC”, or to short-term ratings other than “F1”.

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

APPENDIX E

GENERAL CHARACTERISTICS AND RISKS

OF HEDGING TRANSACTIONS

In order to manage the risk of its securities portfolio or to enhance income or gain as described in the prospectus, the Acquiring Fund will engage in Additional Investment Management Techniques. The Acquiring Fund will engage in such activities in the Investment Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any related commissions. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Acquiring Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. The Acquiring Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Acquiring Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Acquiring Fund may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Acquiring Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Acquiring Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Acquiring Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the

E-2

security or futures contract underlying the instrument, the Acquiring Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Acquiring Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Acquiring Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Additional Investment Management Techniques will depend on the Investment Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

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APPENDIX F

BFZ STATEMENT OF PREFERENCES

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

AMENDED AND RESTATED STATEMENT OF PREFERENCES OF

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

(“PREFERRED SHARES”)

F-ii

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST, a Delaware business trust (the “Trust”), certifies that:

First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust’s Agreement and Declaration of Trust, as amended and restated (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the “Declaration”), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust’s authorized Preferred Shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to herein individually as a Preferred Share and collectively as Preferred Shares).

DEFINITIONS

As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1) ““AA” COMPOSITE COMMERCIAL PAPER RATE,” on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of: (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90- day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given days’ maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

(2) “ACCOUNTANT’S CONFIRMATION,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(3) “AFFILIATE” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

(4) “AGENT MEMBER” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(5) “ANNUAL VALUATION DATE” with respect to Moody’s (if Moody’s is then rating the Preferred Shares) shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(6) “ANTICIPATION NOTES” shall have the meaning specified in Appendix C of this Statement.

(7) “APPLICABLE RATE” shall have the meaning specified in subparagraph (e) (i) of Section 2 of Part I of this Statement.

(8) “AUCTION” shall mean each periodic implementation of the Auction Procedures.

(9) “AUCTION AGENCY AGREEMENT” shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

(10) “AUCTION AGENT” shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

(11) “AUCTION DATE,” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

(12) “AUCTION PROCEDURES” shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

(13) “AVAILABLE PREFERRED SHARES” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(14) “BENCHMARK RATE” shall have the meaning specified in Section 9 of Appendix A hereto.

(15) “BENEFICIAL OWNER,” with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

(16) “BID” and “BIDS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(17) “BIDDER” and “BIDDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(18) “BOARD OF TRUSTEES” shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

(19) “BROKER-DEALER” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

(20) “BROKER-DEALER AGREEMENT” shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

(21) “BUSINESS DAY” shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(22) “CODE” means the Internal Revenue Code of 1986, as amended.

(23) “COMMERCIAL PAPER DEALERS” shall mean Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody’s, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

(24) “COMMON SHARES” shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

(25) “CURE DATE” shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(26) “DATE OF ORIGINAL ISSUE,” with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

(27) “DECLARATION” shall have the meaning specified on the first page of this Statement.

(28) “DEPOSIT SECURITIES,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(29) “DISCOUNTED VALUE,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(30) “DIVIDEND PAYMENT DATE,” with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

(31) “DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

(32) “EXISTING HOLDER,” with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

(33) “FAILURE TO DEPOSIT,” with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(34) “FEDERAL TAX RATE INCREASE” shall have the meaning specified in the definition of “Moody’s Volatility Factor.”

(35) “GROSS-UP PAYMENT” shall have the meaning specified in Section 3 of Appendix A hereto.

(36) “HOLDER,” with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

(37) “HOLD ORDER” and “HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(38) “INDEPENDENT ACCOUNTANT,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(39) “INITIAL RATE PERIOD,” with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 4 of Appendix A hereto.

(40) “INTEREST EQUIVALENT” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

(41) “INVESTMENT COMPANY ACT” shall mean the Investment Company Act of 1940, as amended from time to time.

(42) “INVESTMENT COMPANY ACT CURE DATE,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(43) “INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(44) “KENNY INDEX” shall have the meaning specified in the definition of “Taxable Equivalent of the Short-Term Municipal Bond Rate.”

(45) “LATE CHARGE” shall have the meaning specified in subparagraph (e) (1) (B) of Section 2 of Part I of this Statement.

(46) “LIQUIDATION PREFERENCE,” with respect to a given number of Preferred shares, means $25,000 times that number.

(47) “MARKET VALUE,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(48) “MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(49) “MAXIMUM RATE,” for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

(1) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

(1) the dividend rate on shares of such series for the then- ending Rate Period; and

(2) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then- ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then- ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

(2) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

(50) “MINIMUM RATE PERIOD” shall mean any Rate Period consisting of 7 Rate Period Days.

(51) “MONTHLY VALUATION DATE” with respect to S&P (if S&P is then rating the Preferred Shares) shall have the meaning specified in Appendix C of this Statement.

(52) “MOODY’S” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(53) “MOODY’S DISCOUNT FACTOR” shall have the meaning specified in Appendix B hereto.

(54) “MOODY’S ELIGIBLE ASSET” shall have the meaning specified in Appendix B hereto.

(55) “MOODY’S EXPOSURE PERIOD” shall have the meaning specified in Appendix B hereto.

(56) “MOODY’S VOLATILITY FACTOR” shall have the meaning specified in Appendix B hereto.

(57) “MUNICIPAL OBLIGATIONS” shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-86589), (“Registration Statement”), as the same may be amended from time to time.

(58) “NOTICE OF REDEMPTION” shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of this Statement.

(59) “NOTICE OF SPECIAL RATE PERIOD” shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

(60) “ORDER” and “ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(61) “OUTSTANDING” shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

(62) “PERSON” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(63) “POTENTIAL BENEFICIAL OWNER,” with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(64) “POTENTIAL HOLDER,” with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

(65) “PREFERRED SHARES” shall have the meaning set forth on the first page of this Statement.

(66) “PREFERRED SHARES BASIC MAINTENANCE AMOUNT,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(67) “PREFERRED SHARES BASIC MAINTENANCE CURE DATE,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(68) “PREFERRED SHARES BASIC MAINTENANCE REPORT,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(69) “RATE MULTIPLE” shall have the meaning specified in Section 3 of Appendix A hereto.

(70) “RATE PERIOD,” with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

(71) “RATE PERIOD DAYS,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

(72) “RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD,” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.

(73) “REDEMPTION PRICE” shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

(74) “REFERENCE RATE” shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the “AA” Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

(75) “REGISTRATION STATEMENT” has the meaning specified in the definition of “Municipal Obligations.”

(76) “RULE 2a-7 MONEY MARKET FUNDS” shall mean money market funds that are eligible under Rule 2a-7 of the Investment Company Act.

(77) “S&P” shall mean Standard & Poor’s Corporation, a New York corporation, and its successors.

(78) “S&P DISCOUNT FACTOR” shall have the meaning specified in Appendix C hereto.

(79) “S&P ELIGIBLE ASSET” shall have the meaning specified in Appendix C hereto.

(80) “S&P EXPOSURE PERIOD” shall have the meaning specified in Appendix C hereto.

(81) “S&P VOLATILITY FACTOR” shall have the meaning specified in Appendix C hereto.

(82) “SECURITIES DEPOSITORY” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

(83) “SELL ORDER” and “SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(84) “SPECIAL RATE PERIOD,” with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.

(85) “SPECIAL REDEMPTION PROVISIONS” shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

(86) “SUBMISSION DEADLINE” shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker- Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(87) “SUBMITTED BID” and “SUBMITTED BIDS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(88) “SUBMITTED HOLD ORDER” and “SUBMITTED HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(89) “SUBMITTED ORDER” and “SUBMITTED ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(90) “SUBMITTED SELL ORDER” and “SUBMITTED SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(91) “SUBSEQUENT RATE PERIOD,” with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

(92) “SUBSTITUTE COMMERCIAL PAPER DEALER” shall mean any other commercial paper dealer selected by the Trust as to which Moody’s, S&P, or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

(93) “SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER” shall mean any U.S. Government securities dealer selected by the Trust as to which Moody’s, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(94) “SUFFICIENT CLEARING BIDS” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(95) “TAXABLE ALLOCATION” shall have the meaning specified in Section 3 of Part I of this Statement.

(96) “TAXABLE INCOME” shall have the meaning specified in Section 9 of Appendix A hereto.

(97) “TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE,” on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the “Kenny Index”) (provided, however, that any such successor index must be approved by Moody’s (if Moody’s is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of “high grade” component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

(98) “TREASURY BILL” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

(99) “TREASURY BILL RATE,” on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

(100) “TREASURY NOTE” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

(101) “TREASURY NOTE RATE,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

(102) “TRUST” shall mean the entity named on the first page of this statement, which is the issuer of the Preferred Shares.

(103) “U.S. GOVERNMENT SECURITIES DEALER” shall mean Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(104) “VALUATION DATE” with respect to Moody’s (if Moody’s is then rating the Preferred Shares), shall have the meaning specified in Appendix B of this Statement and, with respect to S&P (if S&P is then rating the Preferred Shares), shall have the meaning specified in Appendix C of this Statement.
(105) “VOLATILITY FACTOR” shall mean, as of any Valuation Date, the Moody’s Volatility Factor and the S&P Volatility Factor.

(106) “VOTING PERIOD” shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

(107) “WINNING BID RATE” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

1.

1. Number of Authorized Shares.

The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2. Dividends.

(a) Ranking. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

(b) Cumulative Cash Dividends. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(c) Dividends Cumulative from Date of Original Issue. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

(i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

(ii) notwithstanding Section 7 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

(e) Dividend Rates and Calculation Of Dividends.

(i) Dividend Rates. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation” in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

(1) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

(2) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

(3) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than

12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3”/BB”); or

(4) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody’s is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3”/BB”) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).

(ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

(f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

(i) Dividends Paid to Holders. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

(j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k) Dividends Designated as Exempt-Interest Dividends. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, section 852 of the Code.

3. Gross-Up Payments.

Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a) Taxable Allocation without Notice. If, but only if, the Trust allocates any net capital gain or other income taxable for Federal income tax and California income purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Trust, the Trust shall, during the Trust’s fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Trust’s dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder’s address as the same appears or last appeared on the record books of the Trust.

(b) Reserved.

(c) No Gross-Up Payments in the Event of a Reallocation. The Trust shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. Designation of Special Rate Periods.

(a) Length of and Preconditions for Special Rate Period. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody’s (if Moody’s is then rating such series) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody’s (if Moody’s is then rating such series) and S&P (if S&P is then rating such series) with such documents as it may request.

(b) Adjustment of Length of Special Rate Period. With respect to the Series T7 Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of Preferred Shares designated as “Series T7 Preferred Shares” in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T7 Preferred Shares.

With respect to the Series W7 Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of Preferred Shares designated as “Series W7 Preferred Shares” in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W7 Preferred Shares.

With respect to the Series R7 Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of Preferred Shares designated as “Series R7 Preferred Shares” in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series R7 Preferred Shares.

With respect to the Series F7 Preferred Shares, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day in the case of a series of Preferred Shares designated as “Series F7 Preferred Shares” in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F7 Preferred Shares

(c) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

(d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Rate Period”) stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein); or

(ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

(e) Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody’s (if Moody’s is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. Voting Rights.

(a) One Vote per Share of Preferred Shares. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares voting together as a single class, shall elect the balance of the trustees.

(b) Voting for Additional Trustees.

(i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(1) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(2) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

(iv) Terms of Office of Certain Trustees to Terminate upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

(c) Holders of Preferred Shares to Vote on Certain Other Matters.

(i) Increases in Capitalization. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody’s or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 8 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series Voting as a separate class).

(ii) Investment Company Act Matters. Unless a higher percent-age is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares of the results of such vote.

(d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time by resolution or otherwise amend, alter or repeal any or all of the definitions of the terms listed below or the restrictions and guidelines, or any provision of this Statement viewed by Moody’s or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody’s (if Moody’s is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or S&P, as the case may be, to the Preferred Shares:

Annual Valuation Date	Investment Company Act Preferred Asset Coverage
Deposit Securities	Preferred Shares Basic Maintenance Amount
Discounted Value	Preferred Shares Basic Maintenance Cure Date
Escrowed Bonds	Preferred Shares Basic Maintenance Report
Market Value	Receivables for Municipal Obligations Sold
Maximum Potential Gross-up Payment Liability	S&P Discount Factor
Moody’s Discount Factor	S&P Eligible Asset
Moody’s Eligible Asset	S&P Exposure Period
Moody’s Exposure Period	S&P Industry Classification
Moody’s Industry Classification	S&P Volatility Factor
Moody’s Volatility Factor	Valuation Date
Investment Company Act Cure Date	Volatility Factor

(e) Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f) No Preemptive Rights or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

(g) Voting for Trustees Sole Remedy for Trust’s Failure to Pay Dividends. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. Investment Company Act Preferred Shares Asset Coverage.

The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

7. Preferred Shares Basic Maintenance Amount.

(a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody’s is then rating the Preferred Shares) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares).

(b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares), a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody’s as of any Annual Valuation Date (if Moody’s is then rating the Preferred Shares) and to S&P as of any Monthly Valuation Date or Annual Valuation Date (if S&P is then rating the Preferred Shares), in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

(c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Monthly Valuation Date or an Annual Valuation Date, as the case may be, the Trust shall cause the Independent Accountant to confirm in writing to Moody’s (if Moody’s is then rating the Preferred Shares and such Report is delivered to Moody’s), S&P (if S&P is then rating the Preferred Shares and such Report is delivered to S&P) and the Auction Agent (if either Moody’s or S&P is then rating the Preferred Shares) (such confirmation being herein called the “Accountant’s Confirmation”) (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Trust determined in accordance with this Statement whether the Trust had, at such Monthly Valuation Date or Annual Valuation Date, as the case may be, Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares and such Report is delivered to Moody’s) and S&P Eligible Assets (if S&P is then rating the Preferred Shares and such Report is delivered to S&P) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust’s assets to the Trust for purposes of valuing securities in the Trust’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences), (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by S&P, and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody’s ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by Moody’s, and the Independent Accountant shall provide a listing in its letter of any differences and (vi) with respect to such confirmation to Moody’s or S&P, as the case may be, that the Trust has satisfied the requirements of Section 10 of Appendix A to this Statement.

(d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody’s (if Moody’s is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody’s or S&P is then rating the Preferred Shares) an Accountant’s Confirmation as to such Preferred Shares Basic Maintenance Report.

(e) If any Accountant’s Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) or S&P Eligible Assets (if S&P is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody’s (if Moody’s is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody’s or S&P is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant’s Confirmation.

(f) On or before 5:00 p.m., New York City time, on the third Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within ten Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Moody’s (if Moody’s is then rating the Preferred Shares) and to S&P (if S&P is then rating the Preferred Shares) the mathematical accuracy of the calculations reflected in such Report.

(g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody’s Eligible Assets or the S&P Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110%, or (iii) whenever requested by Moody’s or S&P, the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

8. Reserved.

9. Restrictions on Dividends and Other Distributions.

(a) Dividends on Shares Other Than the Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto and (iii) any Gross-Up Payment required to be paid on or before the date of such transaction has been paid, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

10. Rating Agency Restrictions.

For so long as any Preferred Shares are outstanding and Moody’s or S&P or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody’s or S&P, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

(a) buy or sell futures or write put or call options;

(b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, “temporary purpose” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

(c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

(d) engage in any short sales of securities;

(e) lend securities;

(f) merge or consolidate into or with any other corporation;

(g) change the pricing service (currently Standard & Poor’s Securities Evaluation Inc., a wholly-owned subsidiary of The McGraw-Hill Companies) referred to in the definition of Market Value; or

(h) enter into reverse repurchase agreements.

In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody’s or S&P, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody’s or S&P.

11. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Series T7 Preferred Shares, shares of Series R7 Preferred Shares and shares of Series F7 Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such Series T7 Preferred Shares, Series R7 Preferred Shares or Series F7 Preferred Shares, as applicable, remain outstanding (however, such limitation shall not apply to Series W7 Preferred Shares); (2) shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

(iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

(v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein.

(b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody’s Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust’s having Moody’s Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be later than 30 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 10 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) No Redemption under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

(f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) Shares for Which Notice of Redemption Has Been Given are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

(h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

(i) Only Whole Preferred Shares may be Redeemed. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. Liquidation Rights.

(a) Ranking. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

(b) Distributions upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

(c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

(e) Certain Events not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13. Miscellaneous.

(a) Amendment of Appendices To Add Additional Series. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A, B or C hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

(b) Appendix A, B and C Incorporated by Reference. Each of Appendix A, B and C hereto is incorporated in and made a part of this Statement by reference thereto.

(c) No Fractional Shares. No fractional shares of Preferred Shares shall be issued.

(d) Status of Preferred Shares Redeemed, Exchanged or Other Wise Acquired by the Trust. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

(e) Board may Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

(f) Headings not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

(g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

2.

1. Orders.

(a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

(i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(1) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

(2) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(3) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(2) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(3) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of such series specified in such Sell Order; or

(2) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(2) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

(ii) the aggregate number of shares of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of shares of such series:

(1) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(2) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(3) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii) (1) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(2) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(3) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(4) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a

“Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(1) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

exceeds or is equal to the sum of:

(2) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

(3) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and

(iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(1) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(2) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

(iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 9 of Appendix A hereto.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. Notification of Allocations.

Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. Auction Agent.

For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.

7. Transfer of Preferred Shares.

Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

IN WITNESS WHEREOF, BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST, has caused these presents to be signed as of             , 2009 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

BlackRock California Municipal Income Trust

By:
Name:
Title:	President

ATTEST:
Name:
Title:	Secretary

, 2009

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

APPENDIX A

SECTION 1.

Designation as to Series.

SERIES T7: A series of [3,213] Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series T7.” Each of the 2,018 shares of Series T7 Preferred Shares issued on October 5, 2001 that remain outstanding had a Date of Original Issue of October 5, 2001; had an Applicable Rate for its Initial Rate Period equal to 2.2% per annum; had an initial Dividend Payment Date of October 17, 2001; and, together with the additional 1,195 shares of Series T7 Preferred Shares issued on [date of merger], 2009, shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Each of the [1,195] shares of Series T7 Preferred Shares issued on [date of merger], 2009 shall, for purposes hereof, have an initial Applicable Rate equal to the Applicable Rate for the outstanding shares of such series established as a result of the most recent Auction for the outstanding shares of such series immediately preceding [date of merger], 2009 and the same Dividend Payment Date as the outstanding [2,018] shares of Series T7 Preferred Shares issued on October 5, 2001. Any shares of Series T7 Preferred Shares issued thereafter shall have an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series T7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series T7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

SERIES W7: A series of [273] Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series W7.” Each of the [273] shares of Series W7 Preferred Shares issued on [date of merger], 2009 shall, for purposes hereof, be deemed to have a Date of Original Issue of [date of merger], 2009; have an Applicable Rate for its Initial Rate Period equal to an amount per annum as determined pursuant to a resolution of the Board of Trustees; have an initial Dividend Payment Date of [first Thursday after date of merger], 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series W7 Preferred Shares issued thereafter shall have an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series W7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series W7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

SERIES R7: A series of [3,213] Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series R7.” Each of the [2,018] shares of Series R7 Preferred Shares issued on October 5, 2001 that remain outstanding had a Date of Original Issue of October 5, 2001; had an Applicable Rate for its Initial Rate Period equal to 2.2% per annum; had an initial Dividend Payment Date of October 19, 2001; and, together with the additional [1,195] shares of Series R7 Preferred Shares issued on [date of merger], 2009, shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Each of the [1,195] shares of Series R7 Preferred Shares issued on [date of merger], 2009 shall, for purposes hereof, have an initial Applicable Rate equal to the Applicable Rate for the outstanding shares of such series established as a result of the most recent Auction for the outstanding shares of such series immediately preceding [date of merger],

2009 and the same Dividend Payment Date as the outstanding [2,018] shares of Series R7 Preferred Shares issued on October 5, 2001. Any shares of Series R7 Preferred Shares issued thereafter shall have an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series R7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series R7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

SERIES F7: A series of [2,621] Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series F7.” Each of the [2,621] shares of Series F7 Preferred Shares issued on [date of merger], 2009 shall, for purposes hereof, be deemed to have a Date of Original Issue of [date of merger], 2009; have an Applicable Rate for its Initial Rate Period equal to an amount per annum as determined pursuant to a resolution of the Board of Trustees; have an initial Dividend Payment Date of [second Monday after date of merger], 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series F7 Preferred Shares issued thereafter shall have an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series F7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series F7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

SECTION 2.

Number of Authorized Shares per Series.

The number of authorized shares constituting Series T7 Preferred Shares is [3,213].

The number of authorized shares constituting Series W7 Preferred Shares is [273].

The number of authorized shares constituting Series R7 Preferred Shares is [3,213].

The number of authorized shares constituting Series F7 Preferred Shares is [2,621].

SECTION 3.

Certain Definitions.

For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“GROSS-UP PAYMENT” means payment to a Holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder’s dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal combined regular Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, which ever is greater, in effect at the time such Gross-up Payment is made.

“RATE MULTIPLE,” for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this statement) based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Applicable Percentage No Notification	Applicable Percentage Notification
“aa3”/AA- or higher	110%	150%
“a3”/A-	125%	160%
“baa3”/BBB-	150%	250%
“ba3”/BB-	200%	275%
Below “ba3”/BB-	250%	300%

For purposes of this definition, the “prevailing rating” of shares of a series of Preferred Shares shall be (i) “aa3”/AA- or higher if such shares have a rating of “aa3” or better by Moody’s and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not “aa3”/AA- or higher, then “a3”/A- if such shares have a rating of “a3” or better by Moody’s and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not “aa3”/AA- or higher or a3/A- then “baa3”/BBB- if such shares have a rating of “baa3” or better by Moody’s and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not “aa3”/AA- or higher, “a3”/A- or “baa3”/BBB-, then “ba3”/BB- if such shares have a rating of “ba3” or better by Moody’s and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not “aa3”/AA- or higher, “a3”/A-, “baa3”/BBB-, or “ba3”/BB-, then Below “ba3”/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either S&P or Moody’s to provide a rating for the Preferred Shares. If neither S&P nor Moody’s shall make such a rating available, the party set forth in Section 6 of Appendix A or its successor shall select one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party’s name in Section 6 of Appendix A and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

SECTION 4.

Initial Rate Periods.

The Initial Rate Period for shares of Series T7 Preferred Shares was the period from and including the Date of Original Issue thereof to but excluding October 17, 2001.

The Initial Rate Period for shares of Series W7 Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding [first Thursday after date of merger], 2009.

The Initial Rate Period for shares of Series R7 Preferred Shares was the period from and including the Date of Original Issue thereof to but excluding October 19, 2001.

The Initial Rate Period for shares of Series F7 Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding [second Saturday after date of merger], 2009.

SECTION 5.

Date for Purposes of the Definition of “Annual Valuation Date” contained under the Heading “Definitions” in this Statement: [July 31], 2009

Date for Purposes of the Definition of “Monthly Valuation Date” contained under the Heading “Definitions” in this Statement: [            ], 2009

SECTION 6.

Party Named for Purposes of the Definition of “Rate Multiple” in this Statement.

Party:	Series of Preferred Shares
Citigroup Global Markets, Inc.	Series T7
UBS AG	Series W7
Citigroup Global Markets, Inc.	Series R7
Citigroup Global Markets, Inc.	Series F7

SECTION 7.

Dividend Payment Dates.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

Series T7 Preferred Shares, for the Initial Rate Period on October 17, 2001, and on each Wednesday thereafter;

Series W7 Preferred Shares, for the Initial Rate Period on [first Thursday after date of merger], 2009, and on each Thursday thereafter;

Series R7 Preferred Shares, for the Initial Rate Period on October 19, 2001, and on each Friday thereafter; and

Series F7, for the Initial Rate Period on [second Monday after date of merger], 2009, and on each Monday thereafter.

SECTION 8.

Amount for Purposes of Subparagraph (c) (i) of Section 5 of Part I of this Statement.

$[233,000,000]

SECTION 9.

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 3 of Part II of this Statement.

For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the “AA” Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction

Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the “Benchmark Rate”) and (B) 1 minus the maximum combined marginal regular Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes (“Taxable Income”), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Bench mark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum combined marginal regular Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal Income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

SECTION 10.

Certain Other Restrictions and Requirements

(a) For so long as any Preferred Shares are rated by Moody’s, the Trust will comply with the terms contained under the heading “Moody’s Hedging Restrictions” in Appendix B of this Statement.

(b) For so long as any Preferred Shares are rated by S&P, the Trust will comply with the terms contained under the heading “S&P Hedging Restrictions” in Appendix C of this Statement.

APPENDIX B – MOODY’S DEFINED TERMS

For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires. Capitalized terms used within a definition below but not defined in this Appendix B shall have the meanings that are ascribed to such terms elsewhere in this Statement.

“ACCOUNTANT’S CONFIRMATION” has the meaning set forth in paragraph 7(c) of Part I of this Statement.

“ANNUAL VALUATION DATE” shall mean the last Business Day of the Trust’s fiscal year, commencing on the date set forth in Section 5 of Appendix A of this Statement.

“DEPOSIT SECURITIES” shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody’s, or A-1+ or SP-1+ by S&P; provided, however, that solely in connection with any redemption of Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Trust, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date ; and (ii) cash amounts due and payable to the Trust out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

“DISCOUNTED VALUE” means with respect to a Moody’s Eligible Asset, the lower of the par and the quotient of the Market Value thereof divided by the applicable Moody’s Discount Factor.

“ESCROWED BONDS” shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P’s legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody’s or (iv) have been determined to be economically defeased by Moody’s and assigned a rating no lower than the rating that is Moody’s equivalent of S&P’s AAA rating.

“HIGH YIELD MUNICIPAL BONDS” means with respect to Moody’s (1) Municipal Obligations rated Ba1 to B3 by Moody’s, (2) Municipal Obligations not rated by Moody’s, but rated BB+ to B- by S&P or Fitch, and (3) Municipal Obligations not explicitly rated by Moody’s, S&P or Fitch, but rated at least the equivalent of B3 internally by the Trust’s Investment Adviser (“Adviser”), provided that Moody’s reviews and achieves sufficient comfort with the Adviser’s internal credit rating processes.

“INDEPENDENT ACCOUNTANTS” means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

“INITIAL MARGIN” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

“INVESTMENT COMPANY ACT CURE DATE,” with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

“INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE” shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“INVERSE FLOATER” means trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as:

(i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer; provided, that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity, or

(ii) Moody’s Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer; provided, that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one; and in each case, the Trust is not required to reimburse or otherwise compensate the liquidity provider with respect to the inverse floating rate instruments in the event the inverse floating rate instruments are put to the liquidity provider and the liquidity provider is not able to be fully reimbursed out of the assets of the issuer (it being understood that fees paid to the liquidity provider in the ordinary course for serving in such capacity are not prohibited by this provision); provided, that the Trust will not enter into any Inverse Floaters at any time that its economic leverage exceeds 50% of the market value of its total assets and a new borrowing is understood to not include borrowings entered into for the purpose of replacing other borrowings.

“MARKET VALUE” of any asset of the Trust shall be the market value thereof determined by Standard & Poor’s Securities Evaluation Inc. (a wholly-owned subsidiary of The McGraw-Hill Companies) or any other pricing service or services designated by the Board of Trustees of the Trust, provided that the Trust obtains written assurance from Moody’s and S&P, if Moody’s and S&P are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody’s, S&P or such substitute rating agency to the Preferred Shares (the “Pricing Service”). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the Financial Industry Regulatory Authority, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

“MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY,” as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

“MOODY’S DISCOUNT FACTOR” means, for purposes of determining the Discounted Value of any Municipal Obligation which constitutes a Moody’s Eligible Asset, the percentage determined by reference to the rating by Moody’s, S&P or Fitch on such Municipal Obligation, in accordance with the tables (for the applicable Moody’s Exposure Period) set forth below:

Moody’s Rating Category (1)

Aaa	Aa	A	Baa	Other (2)
151%	159%	160%	173%	225%

Footnotes:

(1)	Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.
(2)	Municipal Obligations rated Ba1 to B3 by Moody’s or, if not rated by Moody’s, rated BB+ to B- by S&P or Fitch. In addition, Municipal Obligations not explicitly rated by Moody’s, S&P or Fitch, but rated at least the equivalent of B3 internally by the Adviser, provided that Moody’s reviews and achieves sufficient comfort with the Adviser’s internal credit rating processes, will be included under “Other” in the table. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust’s assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody’s, unrated Municipal Obligations which are rated at least the equivalent of B3 by the Adviser internally are limited to 10% of Moody’s Eligible Assets.

Moody’s Rating Category

MIG-1, VMIG-1, P-1 (1)	MIG-1, VMIG-1, P-1 (2)
100%	136%

Footnotes:

(1)	Moody’s rated Municipal Obligations that have a maturity less than or equal to 49 days and Municipal Obligations not rated by Moody’s but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity less than or equal to 49 days.
(2)	Moody’s rated Municipal Obligations that have a maturity greater than 49 days and Municipal Obligations not rated by Moody’s but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity greater than 49 days.

Notwithstanding the foregoing, no Moody’s Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that are due within five Business Days of such Valuation Date. The Moody’s Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody’s Discount Factor applicable to the Municipal Bonds sold. “ Receivables for Municipal Obligations Sold,” for purposes of calculating Moody’s Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within 30 Business Days of such Valuation Date.

The Moody’s Discount Factor for Inverse Floaters shall be determined consistent with Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, as it may be modified from time to time. In addition, if Inverse Floaters are utilized by the Trust, the Preferred Shares Basic Maintenance Amount will be discounted by: (a) a fraction, the numerator of which is the amount of assets of the Trust attributable to inverse floating rate instruments associated with Inverse Floaters and the denominator of which is the Trust’s total assets, multiplied by (b) a fraction, the numerator of which is the amount of inverse floating rate instruments associated with Inverse Floaters held by the Trust and the denominator of which is the total amount of assets of the Trust attributable to Inverse Floaters, multiplied by (c) 15%.

Zero coupon securities are limited to 10% of Moody’s Eligible Assets. Zero coupon securities should be discounted based on their rating using the appropriate municipal bond discount factor grossed-up by a factor of 1.5x.

The Moody’s Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

“MOODY’S ELIGIBLE ASSET” means cash, Receivables for Municipal Obligations Sold, Rule 2a-7 Money Market Funds, or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated B3 or higher by Moody’s or, if not rated by Moody’s, but rated by S&P or Fitch, is publicly rated at least B- by S&P or Fitch, or if not explicitly rated by Moody’s, S&P or Fitch, be rated at least the equivalent of B3 internally by the Adviser, provided that Moody’s reviews and achieves sufficient comfort with the Adviser’s internal credit rating processes, (iii) does not have its Moody’s rating suspended by Moody’s, (iv) if an Inverse Floater, is explicitly rated by Moody’s, and (v) is part of an issue of Municipal Obligations of at least $10,000,000 (except for issues rated Aaa by Moody’s, as provided in the chart below). In addition, Municipal Obligations in the Trust’s portfolio must be within the following diversification requirements in order to be included within Moody’s Eligible Assets:

Rating	Minimum Issue Size ($ Millions)	Maximum Underlying Obligor (%)(1)	Maximum Issue Type(%)(1)(3)	Maximum State Allowed (%) (1)(4)
Aaa	*	100	100	100
Aa	10	20	60	60
A	10	10	40	40
Baa	10	6	20	20
Ba	10	4	12	12
B	10	3	12	12
Other (2)	10	2	12	12

(1)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2)	Municipal Obligations not rated by Moody’s, S&P or Fitch, but rated at least the equivalent of B3 internally by the Adviser.
(3)	Does not apply to general obligation bonds.
(4)	Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody’s Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.
*	Not applicable.

For purposes of the maximum underlying obligor requirement described above, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such obligation. For purposes of the issue type concentration requirement described above, Municipal Obligations will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues (“Other Issues”) not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody’s Eligible Assets consist of student loan issues, (b) more than 10% of Moody’s Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody’s Eligible Assets consist of Other Issues.

When the Trust sells a Municipal Obligation and agrees to repurchase it at a future date, the Discounted Value of such Municipal Obligation will constitute a Moody’s Eligible Asset and the amount the Trust is required to pay upon repurchase of such Municipal Obligation will count as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. For so long as the Preferred Shares are rated by Moody’s, the Trust will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody’s that such transactions would not impair the rating then assigned the Preferred Shares by Moody’s. When the Trust purchases a Municipal Obligation and agrees to sell it at a future date to another party, cash receivable by the Trust thereby will constitute a Moody’s Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody’s and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Municipal Obligation will constitute a Moody’s Eligible Asset.

High Yield Municipal Bonds may comprise no more than 20% of Moody’s Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust’s assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody’s, unrated High Yield Municipal Bonds which are rated at least the equivalent of B3 by the Adviser internally are limited to 10% of Moody’s Eligible Assets.

Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Trust for the payment of dividends or redemption.

“MOODY’S EXPOSURE PERIOD” means the period commencing on a given Valuation Date and ending 49 days thereafter.

“MOODY’S HEDGING TRANSACTIONS” has the meaning set forth in paragraph (a) under “Moody’s Hedging Restrictions” in this Appendix B.

“MOODY’S VOLATILITY FACTOR” means 272% as long as there has been no increase enacted to the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater (“Marginal Tax Rate”). If such an increase is enacted but not yet implemented, the Moody’s Volatility Factor shall be as follows:

% Change in Marginal Tax Rate	Moody’s Volatility Factor
≤5%	292%
>5% but ≤10%	313%
>10% but ≤15%	338%
>15% but ≤20%	364%
>20% but ≤25%	396%
>25% but ≤30%	432%
>30% but ≤35%	472%
>35% but ≤40%	520%

Notwithstanding the foregoing, the Moody’s Volatility Factor may mean such other potential dividend rate increase factor as Moody’s advises the Trust in writing is applicable.

“PREFERRED SHARES BASIC MAINTENANCE AMOUNT,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such

Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust’s Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (G) become payable, otherwise the Moody’s Discounted Value) of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(G).

“PREFERRED SHARES BASIC MAINTENANCE CURE DATE” with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the sixth Business Day following such Valuation Date.

“PREFERRED SHARES BASIC MAINTENANCE REPORT” means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount and the net asset value and market trading price per Common Share.

“RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD” shall mean for purposes of calculation of Moody’s Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long-term debt rating of at least Baa3; and (ii) the Moody’s Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

“VALUATION DATE” means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue; provided, however, that the first Valuation Date may occur on any date established by the Trust; provided, however, that such date shall not be more than one week from the Date of Original Issue.

“VARIATION MARGIN” means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

Moody’s Hedging Restrictions

(a) For so long as any Preferred Shares are rated by Moody’s, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody’s, except that the Trust may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or United States Treasury Bonds or Notes (“Treasury Bonds”), and purchase, write or sell exchange-traded Put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, “Moody’s Hedging Transactions”), subject to the following limitations:

(i) the Trust will not engage in any Moody’s Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust’s taking an opposite position thereto (“Closing Transactions”)) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by the Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody’s Eligible Assets owned by the Trust (other than Moody’s Eligible Assets already subject to a Moody’s Hedging Transaction);

(ii) the Trust will not engage in any Moody’s Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody’s Eligible Assets owned by the Trust and rated Aa by Moody’s (or, if not rated by Moody’s but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody’s Eligible Assets owned by the Trust (other than Moody’s Eligible Assets already subject to a Moody’s Hedging Transaction) and rated Baa or A by Moody’s (or, if not rated by Moody’s but rated by S&P, rated A or AA by S&P (for purpose of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

(iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

(iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contracts expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

(v) the Trust will engage in Moody’s Hedging Transaction only with respect to futures contracts or options thereon having the next settlement date of the settlement date immediately thereafter;

(vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

(vii) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Trust has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody’s Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Trust which are either exchange-traded and “readily reversible” or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

For purposes of determining whether the Trust has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody’s Eligible Assets held by the Trust:

(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

(b) For so long as any Preferred Shares are rated by Moody’s, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody’s Hedging Transactions that are permitted under this “Moody’s Hedging Restrictions” heading), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued (“Forward Commitments”), subject to the following limitation:

(i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody’s and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust’s obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust’s obligations under any Forward Commitment to which it is from time to time a party; and

(ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

For purposes of determining whether the Trust has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

APPENDIX C – S&P DEFINED TERMS

For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires. Capitalized terms used within a definition below but not defined in this Appendix C shall have the meanings that are ascribed to such terms elsewhere in this Statement.

“ACCOUNTANT’S CONFIRMATION” has the meaning set forth in paragraph 7(c) of Part I of this Statement.

“ANNUAL VALUATION DATE” shall mean the last Business Day of the Trust’s fiscal year, commencing on the date set forth in Section 5 of Appendix A of this Statement.

“ANTICIPATION NOTES” mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

“DEPOSIT SECURITIES” shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody’s, or A-1+ or SP-1+ by S&P; provided, however, that solely in connection with any redemption of Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Trust, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date ; and (ii) cash amounts due and payable to the Trust out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

“DISCOUNTED VALUE” means with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

“ESCROWED BONDS” shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P’s legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody’s or (iv) have been determined to be economically defeased by Moody’s and assigned a rating no lower than the rating that is Moody’s equivalent of S&P’s AAA rating.

“HIGH YIELD MUNICIPAL BONDS” means with respect to S&P (1) Municipal Obligations not rated by S&P but rated equivalent to BBB+ or lower by another NRSRO and (2) Municipal Obligations rated BB+ or lower by S&P.

“INDEPENDENT ACCOUNTANTS” means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

“INITIAL MARGIN” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

“INVESTMENT COMPANY ACT CURE DATE,” with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

“INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE” shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“INVERSE FLOATER” means trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as:

(i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer; provided, that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity, or

(ii) Moody’s Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer; provided, that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one; and, in each case, the Trust is not required to reimburse or otherwise compensate the liquidity provider with respect to the inverse floating rate instruments in the event the inverse floating rate instruments are put to the liquidity provider and the liquidity provider is not able to be fully reimbursed out of the assets of the issuer (it being understood that fees paid to the liquidity provider in the ordinary course for serving in such capacity are not prohibited by this provision); provided, that the Trust will not enter into any Inverse Floaters at any time that its economic leverage exceeds 50% of the market value of its total assets and a new borrowing is understood to not include borrowings entered into for the purpose of replacing other borrowings.

“MARKET VALUE” of any asset of the Trust shall be the market value thereof determined by Standard & Poor’s Securities Evaluation Inc. (a wholly-owned subsidiary of The McGraw-Hill Companies) or any other pricing service or services designated by the Board of Trustees of the Trust, provided that the Trust obtains written assurance from Moody’s and S&P, if Moody’s and S&P are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody’s, S&P or such substitute rating agency to the Preferred Shares (the “Pricing Service”). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the Financial Industry Regulatory Authority, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

“MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY,” as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

“MONTHLY VALUATION DATE” shall mean the last Business Day of each month, commencing on the date set forth in Section 5 of Appendix A of this Statement, or other monthly Business Day specified by S&P.

“PREFERRED SHARES BASIC MAINTENANCE AMOUNT,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust’s Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rate SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) becomes payable, otherwise the S&P Discounted value) of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(G).

“PREFERRED SHARES BASIC MAINTENANCE CURE DATE” with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the sixth Business Day following such Valuation Date.

“PREFERRED SHARES BASIC MAINTENANCE REPORT” means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount and the net asset value and market trading price per Common Share.

“RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD” shall mean for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

“S&P DISCOUNT FACTOR” means, for purposes of determining the Discounted Value of any Municipal Obligation which constitutes an S&P Eligible Asset, the percentage determined by reference to the rating by S&P, Moody’s or Fitch on such Municipal Obligation; provided, however, for purposes of determining the S&P Discount Factor applicable to Municipal Obligation not rated by S&P, the Municipal Obligation will carry an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a NRSRO, in accordance with the table (for the applicable S&P Exposure Period) set forth below:

S&P’s Rating Category (1)
AAA* (2)	AA*	A*	BBB*	BB*	B*	CCC*	NR
159.75%	162.75%	165.75%	168.75%	190.11%	210.11%	230.11%	235.00%

*	S&P rating.
(1)	For Municipal Obligations of any one issuer rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligation exceeds 5% of the aggregate Market Value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.
(2)	For zero coupon Municipal Obligations rated AAA by S&P, the S&P Discount Factor is 441.80%.

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s or F-1+ by Fitch; provided, however, such short-term Municipal Obligations rated by Moody’s or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1 + from S&P; and further provided that such short-term Municipal Obligations rated by Moody’s or Fitch but not rated by S&P may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold, and (iv) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody’s or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

The S&P Discount Factor for Inverse Floaters shall be the product of (x) the percentage determined by reference to the rating on the security underlying such Inverse Floaters multiplied by (y) the leverage ratio (i.e., the ratio of the aggregate dollar amount of the floating rate instrument to the inverse floating rate instrument) of the Inverse Floater.

“S&P ELIGIBLE ASSET” means cash, Receivables for Municipal Obligations Sold, Rule 2a-7 Money Market Funds or a Municipal Obligation that (i) except for zero coupon Municipal Obligations rated AAA by S&P that mature in 30 years or less, is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in United States Dollars; (iii) is not subject to a covered call or covered put option written by the Trust; (iv) except for Inverse Floaters, is not part of a private placement; and (v) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, is part of an issue of Municipal Obligations with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P. Notwithstanding the foregoing:

(A) Municipal Obligations of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets, except that Municipal Obligations falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets. For purposes of the issue type category requirement described above, Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, electric, gas and combination issues (if the combination issue includes an electric issue), water and sewer utilities and combination issues (if the combination issue does not include an electric issue), irrigation, resource recovery, solid waste and other utilities, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the State of California or its political subdivisions;

(B) Municipal Obligations which are escrow bonds or defeased bonds may compose up to 100% of the aggregate Market Value of S&P Eligible Assets if such Municipal Obligations initially are assigned a rating by S&P in accordance with S&P’s legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. Municipal Obligations may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated Bonds are limited to 50% of the aggregate Market Value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such Municipal Obligations. The limitations on Municipal Obligations in clause (A) above and clauses (C) and (D) below are not applicable to escrow bonds, however, economically defeased bonds that are either initially rated or rerated by S&P or another NRSRO and assigned the same rating level as the issuer of the Municipal Obligations will remain in its original issue type category set forth in clause (A) above;

(C) Municipal Obligations which are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;

(D) Municipal Obligations rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, High Yield Municipal Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and Municipal Obligations of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure for non-rated Municipal Obligations is limited to 10% of the S&P Eligible Assets; and

(E) Municipal Obligations not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets.

The Trust may include Municipal Bonds other than Municipal Obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares.

“S&P EXPOSURE PERIOD” means the sum of (i) that number of days from the last Valuation Date on which the Trust’s Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Trust’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Trust has under this Statement of Preferences to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Trust has to effect a mandatory redemption under Section 4(a)(ii) of this Statement.

“S&P HEDGING TRANSACTIONS” has the meaning set forth under “S&P Hedging Restrictions” in this Appendix C.

“S&P VOLATILITY FACTOR” means 277% or such other potential dividend rate increase factor as S&P advises the Trust in writing is applicable.

“VALUATION DATE” means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue; provided, however, that the first Valuation Date may occur on any date established by the Trust; provided, however, that such date shall not be more than one week from the Date of Original Issue.

“VARIATION MARGIN” means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

S&P Hedging Restrictions

For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or United States Treasury Bonds or Notes (“Treasury Bonds”) and write, purchase or sell put and call options on such contracts (collectively, “S&P Hedging Transactions”), subject to the following limitations:

(i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Trust’s taking an opposite position thereto (“Closing Transactions”)), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust’s total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

(iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

(v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

PART C: OTHER INFORMATION

ITEM 15.	Indemnification

Articles 5.1 and 5.2 of the Registrant’s Agreement and Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

1)		Agreement and Declaration of Trust of the Registrant and amendments thereto (a)

2)		By-laws of the Registrant (b)

3)		Not applicable

4)		Form of Agreement and Plan of Reorganization (g)

5)	(a)	Portions of the Agreement and Declaration of Trust, By-laws and Statement of Preference of the Registrant defining the rights of holders of common shares of the Registrant (i)

	(b)	Form of Amended and Restated Statement of Preferences (h)

	(c)	Form of specimen certificate for common shares of the Registrant (c)

	(d)	Form of specimen certificate for preferred shares of the Registrant (d)

6)	(a)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC (i)

	(b)	Waiver Reliance Letter between the Registrant and BlackRock Advisors, LLC (e)

	(c)	Sub-Investment Advisory Agreement between the Registrant and BlackRock Financial Management, Inc. (i)

	(d)	Form of Side Letter between the Registrant and BlackRock Advisors, LLC (j)

7)		Not Applicable

8)		Second Amended and Restated Deferred Compensation Plan (i)

9)		Custodian Agreement between the Registrant and State Street Bank and Trust Company (i)

10)		Not Applicable

11)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant (j)

12)		Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP (j)

13)	(a)	Transfer Agency and Service Agreement among the Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (i)

	(b)	Administrative Services Agreement between the Registrant and State Street Bank and Trust Company (i)

	(c)	Form of Auction Agent Agreement (d)

	(d)	Form of Broker-Dealer Agreement (j)

	(e)	Form of DTC Agreement (f)

14)		Consent of , independent registered public accounting firm for the Registrant (j)

15)		Not Applicable

16)		Power of Attorney (i)

17)		Form of Proxy cards for the Funds (i)

(a)	Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on July 25, 2001.
(b)	Incorporated by reference as an Exhibit to our Form 8-K as filed with the Securities and Exchange Commission on October 7, 2008.
(c)	Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on June 4, 2001.
(d)	Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on October 3, 2001.
(e)	Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on August 21, 2001.
(f)	Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on September 27, 2001.
(g)	Incorporated by reference to Appendix A of the Statement of Additional Information.
(h)	Incorporated by reference to Appendix F of the Statement of Additional Information.
(i)	Filed herewith.
(j)	To be filed by further amendment.

ITEM 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on June 23, 2009.

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

By:	/s/ Donald C. Burke
Name:	Donald C. Burke
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Donald C. Burke	President and Chief Executive Officer	June 23, 2009
Donald C. Burke

/s/ Neal J. Andrews	Chief Financial Officer	June 23, 2009
Neal J. Andrews

*	Trustee	June 23, 2009
G. Nicholas Beckwith, III

*	Trustee	June 23, 2009
Richard E. Cavanagh

*	Trustee	June 23, 2009
Kent Dixon

*	Trustee	June 23, 2009
Frank J. Fabozzi

*	Trustee	June 23, 2009
Kathleen F. Feldstein

*	Trustee	June 23, 2009
James T. Flynn

	Signature	Title	Date

	*	Trustee	June 23, 2009
Jerrold B. Harris

	*	Trustee	June 23, 2009
R. Glenn Hubbard

	*	Trustee	June 23, 2009
W. Carl Kester

	*	Trustee	June 23, 2009
Karen P. Robards

	*	Trustee	June 23, 2009
Richard S. Davis

	*	Trustee	June 23, 2009
Henry Gabbay

*By:	/s/ Donald C. Burke	Attorney-in-Fact	June 23, 2009
Donald C. Burke

SCHEDULE OF EXHIBITS TO FORM N-14

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

Exhibit
5)	(a)	Portions of the Agreement and Declaration of Trust, By-laws and Statement of Preference of the Registrant defining the rights of holders of common shares of the Registrant

6)	(a)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC

	(c)	Sub-Investment Advisory Agreement between the Registrant and BlackRock Financial Management, Inc.

8)		Second Amended and Restated Deferred Compensation Plan

9)		Custodian Agreement between the Registrant and State Street Bank and Trust Company

13)	(a)	Transfer Agency and Service Agreement among the Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

	(b)	Administrative Services Agreement between the Registrant and State Street Bank and Trust Company

16)		Power of Attorney

17)		Form of Proxy Card